As Filed with the Securities and Exchange Commission on April 26, 2007
REGISTRATION NO. 033-41628
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No 26

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 78

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

Bruce A. Teichner, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 1335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2007 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2007
MFS REGATTA GOLD

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS/Sun Life Series Trust (the ''Funds''):

Large-Cap Equity Funds	Emerging Markets Equity Funds
MFS®/ Sun Life Capital Appreciation Series	MFS®/ Sun Life Emerging Markets Equity Series
MFS®/ Sun Life Capital Opportunities Series	Mid-Cap Equity Funds
MFS®/ Sun Life Core Equity Series	MFS®/ Sun Life Mid Cap Growth Series
MFS®/ Sun Life Emerging Growth Series	Small-Cap Equity Funds
MFS®/ Sun Life Massachusetts Investors Growth	MFS®/ Sun Life New Discovery Series
Stock Series	Specialty/Sector Funds
MFS®/ Sun Life Massachusetts Investors Trust Series	MFS®/ Sun Life Technology Series
MFS®/ Sun Life Research Series	MFS®/ Sun Life Utilities Series
MFS®/ Sun Life Strategic Growth Series	Intermediate-Term Bond Funds
MFS®/ Sun Life Value Series	MFS®/ Sun Life Bond Series
Asset Allocation Funds	MFS®/ Sun Life Government Securities Series
MFS®/ Sun Life Total Return Series	World Bond Funds
Global Asset Allocation Funds	MFS®/ Sun Life Global Governments Series
MFS®/ Sun Life Global Total Return Series	High Yield Bond Funds
International/Global Equity Funds	MFS®/ Sun Life High Yield Series
MFS®/ Sun Life Global Growth Series	Multi-Sector Bond Funds
MFS®/ Sun Life Research International Series	MFS®/ Sun Life Strategic Income Series
MFS®/ Sun Life International Growth Series	Money Market Funds
MFS®/ Sun Life International Value Series	MFS®/ Sun Life Money Market Series

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS/Sun Life Series Trust.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Series Fund.

We have filed a Statement of Additional Information dated May 1, 2007 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 44 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Annuity Mailing Address'') or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS
PRODUCT HIGHLIGHTS
FEES AND EXPENSES
EXAMPLE
CONDENSED FINANCIAL INFORMATION
THE ANNUITY CONTRACT
COMMUNICATING TO US ABOUT YOUR CONTRACT
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
THE VARIABLE ACCOUNT
VARIABLE ACCOUNT OPTIONS: THE MFS/SUN LIFE SERIES TRUST
THE FIXED ACCOUNT
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS
THE ACCUMULATION PHASE
Issuing Your Contract
Amount and Frequency of Purchase Payments
Allocation of Net Purchase Payments
Your Account
Your Account Value
Variable Account Value
Fixed Account Value
Transfer Privilege
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates
Other Programs
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals
Withdrawal Charge
Alternate Withdrawal Charge
Types of Withdrawals Not Subject to Withdrawal Charge
Market Value Adjustment
CONTRACT CHARGES
Account Fee
Administrative Expense Charge
Mortality and Expense Risk Charge
Premium Taxes
Series Fund Expenses
Modification in the Case of Group Contracts
DEATH BENEFIT
Amount of Death Benefit
Spousal Continuance
Method of Paying Death Benefit
Selection and Change of Beneficiary
Payment of Death Benefit
Due Proof of Death
THE INCOME PHASE - ANNUITY PROVISIONS
Selection of the Annuitant or Co-Annuitant
Selection of the Annuity Commencement Date
Annuity Options
Selection of Annuity Option
Amount of Annuity Payments
Exchange of Variable Annuity Units
Account Fee
Annuity Payment Rates
Annuity Options as Method of Payment for Death Benefit
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights
Change of Ownership
Death of Participant
Voting of Series Fund Shares
Reports to Owners
Substitution of Securities

Change in Operation of Variable Account
Splitting Units
Modification
Limitation or Discontinuance of New Participants
Reservation of Rights
Right to Return
TAX CONSIDERATIONS
U.S. Federal Income Tax Considerations
Puerto Rico Tax Considerations
ADMINISTRATION OF THE CONTRACTS
DISTRIBUTION OF THE CONTRACTS
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
STATE REGULATION
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A - GLOSSARY
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT
APPENDIX C - CONDENSED FINANCIAL INFORMATION

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Regatta Gold Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $30. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at

6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account; the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value"). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts 02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.59%	1.53%

*
The expenses shown are for the year ended December 31, 2006, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$858	$1,316	$1,832	$3,382

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$306	$936	$1,591	$3,382

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') offer the Contract on a group basis in connection with retirement plans. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group

Contract.

In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as ''Participants'' and we address Participants as ''you''; we use the term ''Contracts'' to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as ''your'' Account or a ''Participant Account.''

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if the Annuitant dies during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non-Qualified Contracts.'' A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (''Sun Life Financial''). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the ''Series Fund''). All amounts allocated by you to a Sub-Account will be used to purchase Series Fund shares at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE MFS/SUN LIFE SERIES TRUST

The MFS/Sun Life Series Trust (the ''Series Fund'') is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Series Fund.

The Series Fund is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in a number of investment options (each a "Fund"), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Series Fund. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

Information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Series Fund prospectus. You should read the Series Fund prospectus carefully before investing. The statement of additional information of the Series Fund is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub

Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.
Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.
Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below under the headings ''Variable Account Value'' and ''Fixed Account Value.''
Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.
Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."
Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to or from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''
Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Series Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Series Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charge'' below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see ''Market Value Adjustment'' below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (see ''Tax Considerations.'') You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specifiy otherwise, when you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See "Amount of Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See ''Tax Considerations - Tax-Sheltered Annuities.'')

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.
Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a ''contingent deferred sales charge'') on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.''

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in ''Free Withdrawal Amount'' above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

For additional examples of how we calculate withdrawal charges, see Appendix B.
Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.'' Your Account Value minus New Payments and Old Payments is called ''accumulated value.''

     Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B.
Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An ''eligible nursing home'' means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.
Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J)](N/12) - 1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.
CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.
Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.
Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.
Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.
Series Fund Expenses

There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund's prospectus and related Statement of Additional Information.
Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.
DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a ''Death Benefit Date.'' The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form (''Due Proof of Death'') if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary's election of payment method, or if the Beneficiary is the Annuitant's spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)
your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant's 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to "Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see ''Other Contract Provisions - Death of Participant'').
Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under ''The Income Phase - Annuity Provisions.''

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see ''The Income Phase - Annuity Provisions''). Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see ''Other Contract Provisions - Death of Participant.'')

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.
Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.
Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under ''Annuity Options,'' and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.'')
Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the ''Payee.''

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.
Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 90th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 90th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).
Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

     Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.
Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during he Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th say before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.
Amount of Annuity Payments

     Adjusted Account Value
The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See ''Annuity Payment Rates.''

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable (see ''Annuity Payment Rates'').

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.
Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Series Fund prospectus for the investment objectives and risk disclosure of the Series in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.
Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see ''Contract Charges - Account Fee'').
Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see ''Other Contract Provisions - Modification'').

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.
Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the ''Death Benefit'' section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.
Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.
Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your ''designated beneficiary'' within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the ''designated beneficiary.'' If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.
If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.
Voting of Series Fund Shares

We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.
Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
Substitution of Securities

Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved , if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.
Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.
Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.
Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see ''Change in Operation of Variable Account''); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.
Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.
Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.
TAX CONSIDERATIONS
This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.
If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.
     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.
DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2004, 2005, and 2006, approximately $154,098, $109,180, and $68,043, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.
AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.
STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.
FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2006 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2007 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.
_________________________________________________________________________________

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Gold Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as ''Annuitants.'' If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the ''Issue Date'' in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable
Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant's Account, based on hypothetical Account Values.

Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$ 4,000(a)	$37,000	6.00%	$2,220
3	$52,000	$12,000(b)	$40,000	5.00%	$2,000
7	$80,000	$28,000(c)	$40,000	3.00%	$1,200
9	$98,000	$68,000(d)	$40,000	0.00%	$ 0

(a)
The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment liquidated.

(b)
In the third Account Year, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount).

(c)
In the seventh Account Year, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the liquidated Purchase Payment (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Liquidated	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the 6 immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In the fifth Account Year, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will liquidate Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being liquidated and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$ 15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (''Payments'') and amounts of Payments. Each Payment was made on the first day of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)
$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.
For example, the withdrawal charge imposed on Payment 8

= Payment 8, Column 4 x Payment 8, Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.
For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:
[(1 + I) ÷ (1 + J)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).
●	The date of surrender is 2 years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08.

The MVA factor	=	[(1 + I) ÷ (1 + J)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor	=	[(1 + I) ÷ (1 + J)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Bond Series	$14.5916	$15.1385	2,202,707	2006
	14.5404	14.5916	2,789,785	2005
	13.8771	14.5404	3,403,895	2004
	12.8247	13.8771	4,566,743	2003
	11.8661	12.8247	5,683,352	2002
	11.1632	11.8661	4,417,083	2001
	10.2650	11.1632	2,088,013	2000
	10.5921	10.2650	2,085,322	1999
	10.0000	10.5921	1,182,239	1998

Capital Appreciation Series	26.9998	28.3245	9,076,028	2006
	27.1281	26.9998	11,907,383	2005
	24.7780	27.1281	12,559,185	2004
	19.5203	24.7780	15,548,649	2003
	29.2754	19.5203	8,735,318	2002
	39.7512	29.2754	24,550,072	2001
	45.4986	39.7512	28,877,776	2000
	34.7871	45.4986	32,846,090	1999
	27,4057	34.7871	37,500,481	1998
	22.5700	27.4057	35,528,897	1997

Capital Opportunities Series	16.8464	18.9933	2,721,512	2006
	16.8061	16.8464	3,664,649	2005
	15.1086	16.8061	5,005,441	2004
	11.9403	15.1086	6,377,037	2003
	17.3945	11.9403	7,772,244	2002
	23.5054	17.3945	11,144,270	2001
	25.0521	23.5054	14,107,765	2000
	17.2085	25.0521	12,845,672	1999
	13.7450	17.2085	10,262,282	1998
	10.9234	13.7450	6,175,224	1997

Core Equity Series	14.5629	16.3353	1,224,159	2006
	13.8577	14.5629	1,456,085	2005
	12.2587	13.8577	1,743,731	2004
	9.7214	12.2587	2,025,585	2003
	12.5421	9.7214	2,052,678	2002
	14.2743	12.5421	2,455,603	2001
	14.0374	14.2743	2,575,213	2000
	13.1605	14.0374	3,153,242	1999
	10.9235	13.1605	2,408,676	1998
	10.0000	10.9235	535,928	1997

Emerging Growth Series	20.8097	22.1692	5,401,495	2006
	19.3335	20.8097	7,148,591	2005
	17.3124	19.3335	9,647,055	2004
	13.3500	17.3124	12,459,556	2003
	20.5656	13.3500	15,337,006	2002
	31.8797	20.5656	21,321,485	2001
	39.9489	31.8797	26,624,559	2000
	23.0408	39.9489	28,061,821	1999
	17.4544	23.0408	28,900,957	1998
	14.5136	17.4544	25,039,986	1997

Emerging Markets Equity Series	20.5458	26.3750	1,134,541	2006
	15.2325	20.5458	1,438,423	2005
	12.1452	15.2325	1,448,045	2004
	8.0700	12.1452	1,627,956	2003
	8.3446	8.0700	1,577,415	2002
	8.5507	8.3446	1,639,749	2001
	11.2207	8.5507	21,106,206	2000
	7.4615	11.2207	2,761,034	1999
	10.8010	7.4615	2,147,348	1998
	9.9199	10.8010	2,159,228	1997

Global Governments Series	18.5077	19.1592	946,862	2006
	20.2232	18.5077	1,152,866	2005
	18.6328	20.2232	1,450,465	2004
	16.3444	18.6328	1,817,510	2003
	13.7399	16.3444	2,158,733	2002
	14.2380	13.7399	2,160,876	2001
	14.2506	14.2380	2,796,363	2000
	15.2422	14.2506	3,941,088	1999
	13.3854	15.2422	5,048,219	1998
	13.6780	13.3854	6,127,641	1997

Global Growth Series	25.9940	30.0902	2,807,284	2006
	23.9533	25.9940	3,532,607	2005
	21.0097	23.9533	4,498,440	2004
	15.7288	21.0097	5,695,923	2003
	19.7806	15.7288	7,075,183	2002
	24.9770	19.7806	9,510,684	2001
	29.1523	24.9770	12,229,092	2000
	17.6676	29.1523	13,513,835	1999
	15.6398	17.6676	14,522,129	1998
	13.7523	15.6398	15,058,757	1997

Global Total Return Series	24.3793	28.1973	3,204,557	2006
	23.8232	24.3793	3,885,948	2005
	20.6270	23.8232	4,435,705	2004
	17.0082	20.6270	5,185,158	2003
	17.1432	17.0082	3,127,211	2002
	18.5311	17.1432	3,629,158	2001
	18.3636	18.5311	4,242,817	2000
	17.1741	18.3636	4,907,545	1999
	14.7153	17.1741	5,354,633	1998
	13.1290	14.7153	4,676,853	1997

Government Securities Series	19.2661	19.1009	5,443,310	2006
	19.0953	19.2661	7,183,766	2005
	18.6615	19.0953	9,106,218	2004
	18.5247	18.6615	12,314,705	2003
	17.1070	18.5247	18,074,219	2002
	16.1449	17.1070	16,078,023	2001
	14.5981	16.1449	19,297,556	2000
	15.0941	14.5981	23,230,411	1999
	14.0763	15.0941	23,218,234	1998
	13.1252	14.0763	20,508,844	1997

High Yield Series	23.1337	25.1862	2,900,471	2006
	22.9531	23.1337	3,805,343	2005
	21.2473	22.9531	5,033,143	2004
	17.7408	21.2473	6,398,855	2003
	17.5162	17.7408	7,001,115	2002
	17.4566	17.5162	8,578,916	2001
	18.9861	17.4566	9,905,313	2000
	18.0207	18.9861	12,537,119	1999
	18.1622	18.0207	14,190,817	1998
	16.2674	18.1622	11,699,195	1997

International Growth Series	15.1103	18.7829	1,575,398	2006
	13.3332	15.1103	1,807,900	2005
	11.3673	13.3332	2,215,618	2004
	8.3123	11.3673	2,417,669	2003
	9.5659	8.3123	2,675,824	2002
	11.5330	9.5659	3,066,280	2001
	12.6829	11.5330	3,565,669	2000
	9.5047	12.6829	3,187,799	1999
	9.4566	9.5047	3,290,043	1998
	9.7480	9.4566	2,390,056	1997

International Value Series	21.6372	27.5761	1,903,861	2006
	19.0416	21.6372	2,019,222	2005
	15.0821	19.0416	2,033,093	2004
	11.4447	15.0821	2,120,808	2003
	12.3381	11.4447	2,604,393	2002
	14.6479	12.3381	3,192,419	2001
	15.2129	14.6479	3,893,735	2000
	13.1538	15.2129	4,509,596	1999
	10.9674	13.1538	5,214,558	1998
	10.4404	10.9674	4,441,911	1997

Massachusetts Investors Growth Stock Series	10.5513	11.2036	4,438,087	2006
	10.2504	10.5513	5,803,432	2005
	9.4830	10.2504	7,661,427	2004
	7.7932	9.4830	9,560,648	2003
	10.9842	7.7932	9,760,819	2002
	14.8314	10.9842	12,892,378	2001
	16.0186	14.8314	15,174,988	2000
	11.9635	16.0186	11,985,320	1999
	10.0000	11.9635	4,121,518	1998

Massachusetts Investors Trust Series	30.3594	33.9245	10,319,669	2006
	28.5811	30.3594	13,429,903	2005
	25.8800	28.5811	17,348,097	2004
	21.3640	25.8800	21,724,463	2003
	27.5009	21.3640	26,256,745	2002
	33.0944	27.5009	34,636,395	2001
	33.5203	33.0944	41,704,826	2000
	31.7109	33.5203	49,201,899	1999
	25.9656	31.7109	51,880,765	1998
	19.9527	25.9656	40,709,531	1997

Mid Cap Growth Series	5.7054	5.7585	2,042,284	2006
	5.6109	5.7054	3,021,012	2005
	4.9637	5.6109	4,364,051	2004
	3.6505	4.9637	4,801,950	2003
	7.0055	3.6505	2,572,866	2002
	9.2484	7.0055	2,551,906	2001
	10.0000	9.2484	730,917	2000

Money Market Series	13.4788	13.9039	5,993,059	2006
	13.3052	13.4788	6,628,919	2005
	13.3815	13.3052	8,543,602	2004
	13.4839	13.3815	12,765,877	2003
	13.5007	13.4839	22,362,479	2002
	13.1917	13.5007	25,365,596	2001
	12.6229	13.1917	19,204,526	2000
	12.2282	12.6229	28,447,843	1999
	11.8058	12.2282	29,387,086	1998
	11.3932	11.8058	21,463,139	1997

New Discovery Series	14.8325	16.5548	1,230,731	2006
	14.2954	14.8325	1,635,547	2005
	13.4865	14.2954	2,394,620	2004
	10.1080	13.4865	3,160,294	2003
	15.4039	10.1080	3,376,175	2002
	16.4626	15.4039	3,696,872	2001
	16.6274	16.4626	3,434,468	2000
	10.5258	16.6274	1,599,416	1999
	10.0000	10.5258	794,859	1998

Research Series	23.6255	25.7597	7,146,220	2006
	22.1793	23.6255	9,387,650	2005
	19.4171	22.1793	12,224,074	2004
	15.7110	19.4171	15,659,641	2003
	21.2818	15.7110	19,728,688	2002
	27.4545	21.2818	26,910,852	2001
	29.0316	27.4545	32,640,173	2000
	23.7119	29,0316	35,935,779	1999
	19.4490	23.7119	38,553,986	1998
	16.3209	19.4490	35,654,917	1997

Research International Series	16.6266	20.9024	999,966	2006
	14.4633	16.6266	974,878	2005
	12.1009	14.4633	1,012,883	2004
	9.1666	12.1009	1,153,032	2003
	10.5006	9.1666	1,269,941	2002
	12.9474	10.5006	1,361,813	2001
	14.2620	12.9474	1,479,722	2000
	9.3330	14.2620	1,114,581	1999
	10.0000	9.3330	190,267	1998

Strategic Growth Series	7.3504	7.7262	696,514	2006
	7.3502	7.3504	965,797	2005
	6.9772	7.3502	1,199,221	2004
	5.5475	6.9772	1,426,379	2003
	8.0475	5.5475	1,448,086	2002
	10.8282	8.0475	1,961,261	2001
	12.1979	10.8282	2,390,144	2000
	10.0625	12.1979	558,856	1999

Strategic Income Series	13.4074	14.1101	830,757	2006
	13.3427	13.4074	1,059,976	2005
	12.5227	13.3427	1,247,856	2004
	11.2483	12.5227	1,480,520	2003
	10.6114	11.2483	1,401,189	2002
	10.4119	10.6114	1,079,988	2001
	12.1979	10.4119	933,731	2000
	9.9530	12.1979	892,490	1999
	10.0000	9.9530	622,914	1998

Technology Series	3.5227	4.2375	725,339	2006
	3.3636	3.5227	880,395	2005
	3.3296	3.3636	1,228,881	2004
	2.3221	3.3296	1,981,591	2003
	4.3593	2.3221	599,494	2002
	7.2306	4.3593	667,611	2001
	10.0000	7.2306	427,471	2000

Total Return Series	30.7387	34.0205	16,229,276	2006
	30.2533	30.7387	21,043,573	2005
	27.5211	30.2533	26,071,521	2004
	23.8208	27.5211	31,025,346	2003
	25.6185	23.8208	36,383,550	2002
	25.8470	25.6185	43,095,288	2001
	22.4371	25.8470	48,765,253	2000
	22.1273	22.4371	62,923,966	1999
	20.0793	22.1273	71,102,020	1998
	16.6932	20.0793	66,303,467	1997

Utilities Series	33.7338	44.0096	2,805,865	2006
	29.1618	33.7338	3,459,001	2005
	22.6819	29.1618	4,006,793	2004
	16.8792	22.6819	4,689,322	2003
	22.4771	16.8792	5,385,157	2002
	30.1152	22.4771	8,022,638	2001
	28.5407	30.1152	9,961,031	2000
	22.0489	28.5407	9,588,408	1999
	19.0140	22.0489	9,023,102	1998
	14.5260	19.0140	6,101,638	1997

Value Series	16.2414	19.3746	3,936,360	2006
	15.4490	16.2414	4,872,966	2005
	13.5609	15.4490	5,926,427	2004
	10.9729	13.5609	6,564,079	2003
	12.8745	10.9729	7,113,753	2002
	14.1123	12.8745	6,112,334	2001
	10.9848	14.1123	2,482,414	2000
	10.4065	10.9848	1,301,166	1999
	10.0000	10.4065	528,238	1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2007
FUTURITY II

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):

Large-Cap Equity Funds	Emerging Markets Equity Funds
AIM V.I. Capital Appreciation Fund	Credit Suisse Trust Emerging Markets Portfolio
AIM V.I. Core Equity Fund	Mid-Cap Equity Funds
Alger American Growth Portfolio[1]	AIM V.I. Dynamics Fund
Alger American Income & Growth Portfolio[1]	Lord Abbett Series Fund Mid Cap Value Portfolio
AllianceBernstein VPS Growth and Income Portfolio	OpCap Mid Cap Portfolio[1]
AllianceBernstein VPS Large Cap Growth Portfolio[2]	SCSM Blue Chip Mid Cap Fund
Fidelity® VIP Contrafund® Portfolio, Service Class 2	Multi-Cap Equity Funds
Fidelity® VIP Growth Portfolio, Service Class 2	Sun Capital® All Cap Fund
Goldman Sachs VIT Capital Growth Fund	Small-Cap Equity Funds
Goldman Sachs VIT Growth and Income Fund	AIM V.I. Small Cap Growth Fund
Goldman Sachs VIT Structured U.S. Equity Fund	Alger American Small Capitalization Portfolio[1]
JPMorgan U.S. Large Cap Core Equity Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
Lord Abbett Series Fund Growth and Income Portfolio	Credit Suisse Trust Small Cap Growth Portfolio
MFS®/ Sun Life Capital Appreciation Series	Goldman Sachs VIT Structured Small Cap Equity Fund
MFS®/ Sun Life Emerging Growth Series	JPMorgan Small Company Portfolio
MFS®/ Sun Life Massachusetts Investors Growth	MFS®/ Sun Life New Discovery Series
Stock Series	OpCap Small Cap Portfolio[1]
MFS®/ Sun Life Massachusetts Investors Trust Series	SCSM Oppenheimer Main Street Small Cap Fund
OpCap Equity Portfolio[1]	Specialty Sector Equity Funds
Rydex VT Nova Fund	AllianceBernstein VPS Global Technology Portfolio
SCSM Davis Venture Value Fund	MFS®/ Sun Life Utilities Series
SCSM FI Large Cap Growth Fund	Real Estate Equity Funds
Asset Allocation Funds	Sun Capital Real Estate Fund®
MFS®/Sun Life Total Return Series	Bear Market Equity Funds
OpCap Managed Portfolio[1]	Rydex VT OTC Fund
International/Global Equity Funds	Emerging Markets Bond Fund
AIM V.I. International Growth Fund	PIMCO VIT Emerging Markets Bond Portfolio
AllianceBernstein VPS International Growth Portfolio	Intermediate-Term Bond Funds
Credit Suisse Trust International Focus Portfolio	MFS®/ Sun Life Government Securities Series
Fidelity® VIP Overseas Portfolio, Service Class 2	PIMCO VIT Total Return Portfolio
Templeton Foreign Securities Fund - Class 2	Sun Capital Investment Grade Bond Fund®
Templeton Growth Securities Fund - Class 2	Inflation-Protected Bond Funds
Goldman Sachs VIT International Equity Fund	PIMCO VIT Real Return Portfolio
JPMorgan International Equity Portfolio	High Yield Bond Funds
International/Global Small/Mid-Cap Equity Funds	MFS®/ Sun Life High Yield Series
Credit Suisse Trust Global Small Cap Portfolio	PIMCO VIT High Yield Portfolio
First Eagle Overseas Variable Fund	Money Market Funds
Lord Abbett Series Fund International Portfolio	Sun Capital Money Market Fund®
__________________________________
1 Not available for further investment after May 1, 2002.
2 Not available for further investment..

A I M Advisors, Inc. advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc., serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein, L.P. advises the AllianceBernstein VP Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Credit Suisse Asset Management, LLC advises the Credit Suisse Trust Portfolios with Abbott Capital Management, LLC serving as sub-investment advisor to the Global Small Cap Portfolio with respect to the Portfolio’s investments in private equity portfolios. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios). Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. J.P. Morgan

Investment Management Inc. advises the J.P. Morgan Series Trust II Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OpCap Advisors advises the OpCap Funds. Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund..

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

We have filed a Statement of Additional Information dated May 1, 2007 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 44 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

      Sun Life Assurance Company of Canada (U.S.)
      P.O. Box 9133
      Wellesley Hills, Massachusetts 02481

PRODUCT HIGHLIGHTS
FEES AND EXPENSES
CONDENSED FINANCIAL INFORMATION
THE ANNUITY CONTRACT
COMMUNICATING TO US ABOUT YOUR CONTRACT
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
THE VARIABLE ACCOUNT
VARIABLE ACCOUNT OPTIONS: THE FUNDS
THE FIXED ACCOUNT
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS
THE ACCUMULATION PHASE
Issuing Your Contract
Amount and Frequency of Purchase Payments
Allocation of Net Purchase Payments
Your Account
Your Account Value
Variable Account Value
Fixed Account Value
Transfer Privilege
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates
Other Programs
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals
Withdrawal Charge
Types of Withdrawals Not Subject to Withdrawal Charge
Market Value Adjustment
CONTRACT CHARGES
Account Fee
Administrative Expense Charge
Mortality and Expense Risk Charge
Premium Taxes
Fund Expenses
Modification in the Case of Group Contracts
DEATH BENEFIT
Amount of Death Benefit
Spousal Continuance
Calculating the Death Benefit
Method of Paying Death Benefit
Non-Qualified Contracts
Selection and Change of Beneficiary
Payment of Death Benefit
Due Proof of Death
THE INCOME PHASE - ANNUITY PROVISIONS
Selection of the Annuitant or Co-Annuitant
Selection of the Annuity Commencement Date
Annuity Options
Selection of Annuity Option
Amount of Annuity Payments
Exchange of Variable Annuity Units
Account Fee
Annuity Payment Rates
Annuity Options as Method of Payment for Death Benefit
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights
Change of Ownership
Voting of Fund Shares
Reports to Owners
Substitution of Securities
Change in Operation of Variable Account
Splitting Units

Modification
Limitation or Discontinuance of New Participants
Reservation of Rights
Right to Return
TAX CONSIDERATIONS
U.S. Federal Income Tax Considerations
Puerto Rico Tax Considerations
ADMINISTRATION OF THE CONTRACTS
DISTRIBUTION OF THE CONTRACTS
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
STATE REGULATION
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A - GLOSSARY
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT
APPENDIX C - CONDENSED FINANCIAL INFORMATION

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity II Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% and declines to 0% after the Purchase Payment has been in Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds, depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value"). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5%per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts 02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Thetable below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

	Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

	Maximum Withdrawal Charge (as a percentage of purchase payments):		6%*

*	Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
	0-1	6%
	2-3	5%
	4-5	4%
	6	3%
	7 or more	0%

	Maximum Fee Per Transfer (currently $0):		$15**

	Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See åContract Charges -- Premium Taxes.æ

The table below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 on more on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.61%	2.47%

*
The expenses shown are for the year ended December 31, 2006, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.61% and 1.49%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$945	$1,575	$2,258	$4,201

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$399	$1,210	$2,037	$4,201

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the

Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all those Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planing. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.
COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.
THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which are offered by the Company and other affiliated and unaffiliated offerors. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800)752-7215 or writing to Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio managers(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."
THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.
Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.
Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that, if you own a Contract issued in the State of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Period.
Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future

Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges - Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.
Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.
Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under the headings "Variable Account Value" and "Fixed Account Value."
Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.
Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."
Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Fund; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."
Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled åTransfer Privilege.æ

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.
     Principal Return Program

Under the Principal Return Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See åCalculating the Death Benefit.æ)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations - Tax-Sheltered Annuities.")

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the "free withdrawal amount," before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the "Annual Withdrawal Allowance"), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as "New Payments," and all Purchase Payments made before the last 7 Account Years as "Old Payments."

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in "Free Withdrawal Amount" above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.
Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12) - 1
where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the state of Oregon.
CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.
Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.
Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.
Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund's prospectus and related Statement of Additional Information.
Modification in the Case of Group Contracts

For Group Contracts, we may modify the Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.
DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.
Amount of Death Benefit

To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or, the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to åRequired Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuitiesæ under åTAX CONSIDERATIONSæ for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under "Amount of Death Benefit," will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.
Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5), any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.
Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase - Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (See "The Income Phase - Annuity Provisions.")
Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply upon the death or removal of any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.
Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.
Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.
Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")
Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.
Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month. following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).
Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.
Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.
Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.
Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.
Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see "Contract Charges - Account Fee").
Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions - Modification").

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.
Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.
Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.
Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.
Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.
Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.
Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.
Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.
Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.
Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.
Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it. However, if applicable state law requires we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.
TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."
     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. . Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).
You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).
Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts
In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.
     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.
     Investment Diversification and Control
The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.
     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.
     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.
     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.
     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called åtraditionalæ individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under åTAX CONSIDERATIONSæ, see åPre-Distribution Taxation of Contractsæ, åDistributions and Withdrawals from Non-Qualified Contractsæ, åWithholdingæ and åNon-Qualified Contractsæ. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.
DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading åWaivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.æ During 2004, 2005, and 2006, approximately $18,497, $7,339, and $3,560, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1934 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.
STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.
FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2006 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2007 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Futurity II Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name

Address

City	State Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of your Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the
Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS/Sun Life Series Trust.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT
Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	0	0.00%	0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last seven Account Years ("New Payments")); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years ("Old Payments") not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:

[(1 + I) ÷ (1 + J + b)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x ( - .037) = - $415.73

- $415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x
( - .037) = - $49.06. - $49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY II should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

AIM V.I. Capital Appreciation Fund	$11.5040	$12.0579	996,881	2006
	10.7196	11.5040	460,733	2005
	10.1966	10.7196	584,791	2004
	7.9843	10.1966	650,4160	2003
	10.7052	$7.9843	690,479	2002
	14.1533	10.7052	971,025	2001
	16.1116	14.1533	1,012,264	2000
	11.2991	16.1116	299,649	1999
	10.0000	11.2991	100	1998

AIM V.I. Core Equity Fund	10.6955	12.2076	626,833	2006
	10.2998	10.6955	759,243	2005
	9.5866	10.2998	993,442	2004
	7.8143	9.5866	1,158,384	2003
	9.3884	7.8143	1,408,269	2002
	12.3404	9.3884	2,064,005	2001
	14.6474	12.3404	2,523,813	2000
	11.0655	14.6474	1,312,444	1999
	10.0000	11.0655	1,704	1998

AIM V.I. Dynamics Fund	8.9796	10.2809	42,811	2006
	8.2250	8.9796	10,799	2005
	7.3603	8.2250	8,121	2004
	5.4161	7.3603	250	2003
	8.0662	5.4161	43,828	2002
	10.0000	8.0662	4,782	2001

AIM V.I. International Growth Fund	13.2799	16.7916	488,528	2006
	11.4205	13.2799	568,140	2005
	9.3408	11.4205	645,906	2004
	7.3401	9.3408	736,460	2003
	8.8282	7.3401	808,541	2002
	11.7102	8.8282	1,750,456	2001
	16.1369	11.7102	2,182,559	2000
	10.5553	16.1369	659,564	1999
	10.0000	10.5553	2,553	1998

AIM V.I. Small Company Growth Fund	9.1981	10.3509	48,033	2006
	8.8679	9.1981	33,101	2005
	7.8969	8.8679	43,245	2004
	6.0022	7.8969	34,760	2003
	8.8373	6.0022	19,543	2002
	10.0000	8.8373	2,037	2001

Alger American Growth Portfolio	10.9169	11.3187	745,194	2006
	9.8823	10.9169	954,065	2005
	9.5007	9.8823	1,209,013	2004
	7.1289	9.5007	1,529,948	2003
	10.7902	7.1289	1,879,572	2002
	12.4108	10.7902	2,652,347	2001
	14.7688	12.4108	3,285,605	2000
	11.1993	14.7688	1,620,151	1999
	10.0000	11.1993	2,044	1998

Alger American Income and Growth Portfolio	12.0138	12.9488	401,074	2006
	11.7790	12.0138	514,827	2005
	11.0776	11.7790	660,199	2004
	8.6528	11.0776	841,500	2003
	12.7372	8.6528	1,072,491	2002
	15.0789	12.7372	1,488,827	2001
	15.4887	15.0789	1,689,012	2000
	11.0273	15.4887	755,933	1999
	10.0000	11.0273	1,785	1998

Alger American Small Capitalization Portfolio	10.8376	12.8253	157,469	2006
	9.4036	10.8376	221,990	2005
	8.1817	9.4036	280,603	2004
	5.8294	8.1817	335,152	2003
	8.0139	5.8294	402,757	2002
	11.5319	8.0139	591,126	2001
	16.0647	11.5319	609,369	2000
	11.3603	16.0647	221,946	1999
	10.0000	11.3603	100	1998

Alliance VP Large Cap Growth Fund	8.5809	8.4067	78,403	2006
	7.5776	8.5809	148,197	2005
	7.0935	7.5776	182,412	2004
	5.8315	7.0935	163,950	2003
	8.5520	5.8315	41,316	2002
	10.0000	8.5520	23,683	2001

Alliance VP Global Technology Fund	6.9529	7.4303	2,645	2006
	6.8032	6.9529	16,107	2005
	6.5660	6.8032	13,304	2004
	4.6312	6.5660	20,094	2003
	8.0717	4.6312	16,151	2002
	10.0000	8.0717	6,363	2001

Alliance VP Growth and Income Fund	10.4604	12.0660	243,967	2006
	10.1423	10.4604	375,693	2005
	9.2488	10.1423	390,574	2004
	7.0962	9.2488	414,154	2003
	9.2586	7.0962	314,875	2002
	10.0000	9.2586	261,464	2001

Alliance VP International Growth Fund	16.5326	20.6540	92,080	2006
	13,9083	16.5326	82,072	2005
	11.3784	13,9083	46,179	2004
	8.0659	11.3784	23,940	2003
	8.5446	8.0659	14,762	2002
	10.0000	8.5446	271	2001

Alliance VP Small Cap Growth Fund	10.7674	11.7322	21,213	2006
	10.4140	10.7674	13,,449	2005
	9.2340	10.4140	25,032	2004
	6.2990	9.2340	22,285	2003
	9.4039	6.2990	15,088	2002
	10.0000	9.4039	106,292	2001

Credit Suisse Emerging Markets Fund	21.5383	28.1431	64,751	2006
	17.0738	21.5383	48,590	2005
	13.8611	17.0738	51,876	2004
	9.8390	13.8611	54,134	2003
	11.2837	9.8390	72,127	2002
	12.6672	11.2837	89,091	2001
	18.7689	12.6672	133,103	2000
	10.4931	18.7689	67,177	1999
	10.0000	10.4931	100	1998

Credit Suisse International Focus Fund	11.9272	13.9544	17,436	2006
	10.2999	11.9272	28,152	2005
	9.1043	10.2999	333,488	2004
	6.9377	9.1043	42,103	2003
	8.7850	6.9377	47,790	2002
	11.4643	8.7850	67,000	2001
	15.6899	11.4643	89,465	2000
	10.3709	15.6899	29,939	1999
	10.0000	10.3709	100	1998

Credit Suisse Global Small Cap Fund	12.8484	14.3418	20,376	2006
	11.2190	12.8484	21,764	2005
	9.6439	11.2190	29,665	2004
	6.6239	9.6439	25,519	2003
	10.2032	6.6239	27,576	2002
	14.5020	10.2032	37,955	2001
	18.1439	14.5020	40,978	2000
	11.2546	18.1439	22,526	1999
	10.0000	11.2546	100	1998

Credit Suisse Small Cap Growth Fund	12.4233	12.8338	41,245	2006
	12.9461	12.4233	52,453	2005
	11.8432	12.9461	62,298	2004
	8.0857	11.8432	76,633	2003
	12.3675	8.0857	87,648	2002
	14.9354	12.3675	178,034	2001
	18.4977	14.9354	160,078	2000
	11.0954	18.4977	79,878	1999
	10.0000	11.0954	100	1998

Fidelity VIP Contrafund Portfolio	13.9206	15.2954	390,142	2006
	12.1029	13.9206	393,165	2005
	10.6594	12.1029	302,631	2004
	8.4329	10.6594	194,223	2003
	9.4614	8.4329	118,714	2002
	10.0000	9.4614	10,955	2001

Fidelity VIP Growth Portfolio	8.2437	8.6627	697,793	2006
	7.9243	8.2437	760,035	2005
	7.7938	7.9243	887,375	2004
	5.9637	7.7938	772,588	2003
	8.6775	5.9637	733,997	2002
	10.0000	8.6775	1,060,472	2001

Fidelity VIP Overseas Portfolio	11.6407	13.5181	42,114	2006
	9.9388	11.6407	62,495	2005
	8.8959	9.9388	69,463	2004
	6.3075	8.8959	79,175	2003
	8.0424	6.3075	85,508	2002
	10.0000	8.0424	761,375	2001

First Eagle Overseas Variable Fund	24.9765	30.8046	599,129	2006
	20.8554	24.9765	706,803	2005
	16.5975	20.8554	703,621	2004
	11.1419	16.5975	669,795	2003
	10.0000	11.1419	634,848	2002

Goldman Sachs VIT Structured Small Cap Equity Fund	18.8561	20.8740	74,936	2006
	15.7190	18.8561	99,595	2005
	15.7190	15.7190	120,192	2004
	10.9188	15.7190	160,396	2003
	13.0232	10.9188	145,832	2002
	12.6369	13.0232	190,152	2001
	12.5954	12.6369	196,193	2000
	10.8679	12.5954	71,821	1999
	10.0000	10.8679	100	1998

Goldman Sachs VIT Structured U.S. Equity Fund	12.0253	13.3858	288,957	2006
	11.4500	12.0253	342,734	2005
	10.1034	11.4500	402,843	2004
	7.9141	10.1034	462,686	2003
	10.2766	7.9141	611,659	2002
	11.8371	10.2766	780,565	2001
	13.2821	11.8371	948,020	2000
	10.8370	13.2821	714,634	1999
	10.0000	10.8370	2,341	1998

Goldman Sachs VIT Growth and Income Fund	11.6435	14.0791	203,313	2006
	11.3619	11.6435	167,829	2005
	9.7002	11.3619	191,665	2004
	7.9108	9.7002	185,673	2003
	9.0492	7.9108	204,986	2002
	10.1238	9.0492	268,295	2001
	10.7721	10.1238	312,510	2000
	10.3642	10.7721	202,285	1999
	10.0000	10.3642	100	1998

Goldman Sachs VIT Core International Equity Fund	12.2004	14.6890	126,515	2006
	10.8819	12.2004	156,476	2005
	9.7254	10.8819	201,187	2004
	7.2798	9.7254	216,054	2003
	9.0410	7.2798	244,143	2002
	11.7963	9.0410	314,943	2001
	13.7806	11.7963	363,268	2000
	10.5999	13.7806	119,879	1999
	10.0000	10.5999	578	1998

Goldman Sachs VIT Capital Growth Fund	8.7613	9.3784	34,976	2006
	8.6314	8.7613	40,142	2005
	8.0250	8.6314	31,638	2004
	6.5776	8.0250	7,901	2003
	8.8162	6.5776	9,493	2002
	10.0000	8.8162	1,822	2001

J.P. Morgan International Opportunities Portfolio	12.5492	15.1010	81,318	2006
	11.4974	12.5492	109,386	2005
	9.8513	11.4974	140,873	2004
	7.5437	9.8513	168,935	2003
	9.3656	7.5437	193,017	2002
	11.7482	9.3656	269,728	2001
	14.1565	11.7482	369,882	2000
	10.5058	14.1565	118,543	1999
	10.0000	10.5058	100	1998

J.P. Morgan Small Company Portfolio	16.2251	18.3992	66,132	2006
	15.9112	16.2251	87,779	2005
	12.6899	15.9112	120,683	2004
	9.4647	12.6899	132,472	2003
	12.2521	9.4647	140,899	2002
	13.5120	12.2521	174,787	2001
	15.4528	13.5120	204,338	2000
	10.8537	15.4528	57,635	1999
	10.0000	10.8537	100	1998

J.P. Morgan U.S. Large Cap Core Equity Portfolio	9.6686	11.1136	292,257	2006
	9.6748	9.6686	401,877	2005
	8.9622	9.6748	499,989	2004
	7.0934	8.9622	557,904	2003
	9.5446	7.0934	636,929	2002
	10.9897	9.5446	855,975	2001
	12.5201	10.9897	1,023,702	2000
	10.7114	12.5201	625,004	1999
	10.0000	10.7114	474	1998

Lord Abbett Series Fund Growth and Income Portfolio	15.1180	17.4819	1,445,302	2006
	14.8500	15.1180	1,697,513	2005
	13.3697	14.8500	1,842,333	2004
	10.3497	13.3697	1,950,078	2003
	12.8063	10.3497	2,094,283	2002
	13.9246	12.8063	2,706,650	2001
	12.1973	13.9246	1,808,298	2000
	10.5917	12.1973	982,146	1999
	10.0000	10.5917	1,763	1998

Lord Abbett Series Fund Mid Cap Value	14.8114	16.3908	640,526	2006
	13.8799	14.8114	767,309	2005
	11.3489	13.8799	778,373	2004
	9.2260	11.3489	713,762	2003
	516,528	9.2260	588,687	2002
	10.0000	10.3719	516,528	2001

Lord Abbett Series Fund International	13.2248	16.8317	37,407	2006
	10.5915	13.2248	26,159	2005
	8.8995	10.5915	26,549	2004
	6.3897	8.8995	8,658	2003
	7.8745	6.3897	800	2002
	10.0000	7.8745	0	2001

MFS/Sun Life Capital Appreciation Series	8.6219	9.0431	298,811	2006
	8.6646	8.6219	383,559	2005
	7.9155	8.6646	490,895	2004
	6.2371	7.9155	566,551	2003
	9.3559	6.2371	639,719	2002
	12.7064	9.3559	891,436	2001
	14.5469	12.7064	1,155,804	2000
	11.1244	14.5469	500,296	1999
	10.0000	11.1244	2,367	1998

MFS/Sun Life Emerging Growth Series	10.1663	10.8283	544,416	2006
	9.4470	10.1663	695,005	2005
	8.4611	9.4470	856,833	2004
	6.5258	8.4611	1,046,866	2003
	10.0550	6.5258	1,230,619	2002
	15.5898	10.0550	1,764,833	2001
	19.5404	15.5898	2,187,292	2000
	11.2723	19.5404	804,467	1999
	10.0000	11.2723	3,662	1998

MFS/Sun Life Government Securities Series	12.6943	12.9782	651,305	2006
	12.5842	12.6943	785,565	2005
	12.3008	12.5842	964,368	2004
	12.2130	12.3008	1,247,389	2003
	11.2806	12.2130	1,790,588	2002
	10.6482	11.2806	1,475,424	2001
	9.6303	10.6482	1,227,270	2000
	9.9595	9.6303	807,566	1999
	10.0000	9.9595	1,027	1998

MFS/Sun Life High Yield Series	12.8083	13.9420	368,865	2006
	12.7108	12.8083	416,909	2005
	11.7685	12.7108	543,542	2004
	9.8283	11.7685	672,812	2003
	9.7058	9.8283	685,256	2002
	9.6747	9.7058	1,367,270	2001
	10.5249	9.6747	1,315,170	2000
	9.9916	10.5249	554,000	1999
	10.0000	9.9916	729	1998

MFS/Sun Life Massachusetts Investors Growth Stock Series	8.4131	8.9314	584,576	2006
	8.1747	8.4131	703,393	2005
	7.5643	8.1747	874,121	2004
	6.2175	7.5643	1,075,147	2003
	8.7652	6.2175	1,267,105	2002
	11.8375	8.7652	1,704,508	2001
	12.7880	11.8375	1,995,550	2000
	10.0000	12.7880	554,180	1999

MFS/Sun Life Massachusetts Investors Trust Series	9.3455	10.4409	598,551	2006
	8.7998	9.3455	700,261	2005
	7.9698	8.7998	838,696	2004
	6.5804	7.9698	1,026,572	2003
	8.4723	6.5804	1,108,488	2002
	10.1975	8.4723	1,491,783	2001
	10.3311	10.1975	1,675,934	2000
	10.0000	10.3311	629,184	1999

MFS/Sun Life New Discovery Series	14.0765	15.7080	539,644	2006
	13.5694	14.0765	669,857	2005
	12.8041	13.5694	799,796	2004
	9.5985	12.8041	832,022	2003
	14.6303	9.5985	906,520	2002
	15.6390	14.6303	608,129	2001
	15.7992	15.6390	671,408	2000
	10.0000	15.7992	99,212	1999

MFS/Sun Life Total Return Series	13.3432	14.7649	761,768	2006
	13.1351	13.3432	896,990	2005
	11.9512	13.1351	1,099,104	2004
	10.3464	11.9512	1,220,383	2003
	11.1294	10.3464	1,171,894	2002
	11.2309	11.1294	1,120,957	2001
	9.7515	11.2309	695,493	2000
	10.0000	9.7515	211,045	1999

MFS/Sun Life Utilities Series	16.0981	20.9976	494,224	2006
	13.9190	16.0981	645,882	2005
	10.8282	13.9190	713,938	2004
	8.0597	10.8282	820,649	2003
	10.7347	8.0597	919,679	2002
	14.3854	10.7347	1,349,145	2001
	13.6365	14.3854	1,524,307	2000
	10.5369	13.6365	552,461	1999
	10.0000	10.5369	821	1998

OpCap Equity Portfolio	12.1588	13.8210	154,034	2006
	11.5197	12.1588	219,908	2005
	10.4385	11.5197	245,288	2004
	8.2339	10.4385	293,652	2003
	10.6264	8.2339	355,767	2002
	11.5916	10.6264	479,567	2001
	10.6953	11.5916	1,389,035	2000
	10.5784	10.6953	388,617	1999
	10.0000	10.5784	1,517	1998

OpCap Managed Portfolio	12.3391	13.3411	81,314	2006
	11.8861	12.3391	97,086	2005
	10.8835	11.8861	126,935	2004
	9.0659	10.8835	148,640	2003
	11.0623	9.0659	179,135	2002
	11.7996	11.0623	254,421	2001
	10.9043	11.7996	275,375	2000
	10.5329	10.9043	196,817	1999
	10.0000	10.5329	100	1998

OpCap Mid Cap Portfolio	26.7616	29.8341	112,728	2006
	23.3597	26.7616	150,581	2005
	19.8527	23.3597	168,387	2004
	15.2044	19.8527	205,163	2003
	16.6051	15.2044	248,809	2002
	15.8056	16.6051	371,011	2001
	12.7334	15.8056	398,444	2000
	10.6171	12.7334	108,852	1999
	10.0000	10.6171	150	1998

OpCap Small Cap Portfolio	18.9606	23.1986	59,897	2006
	19.2181	18.9606	73,551	2005
	16.5349	19.2181	83,858	2004
	11.7554	16.5349	107,558	2003
	15.2143	11.7554	156,880	2002
	14.2449	15.2143	181,826	2001
	10.0200	14.2449	477,890	2000
	10.3520	10.0200	88,598	1999
	10.0000	10.3520	100	1998

PIMCO Emerging Markets Fund	18.2342	19.6474	300,237	2006
	16.6924	18.2342	351,502	2005
	15.0996	16.6924	369,397	2004
	11.6287	15.0996	376,817	2003
	10.0000	11.6287	423,772	2002

PIMCO High Yield Fund	14.5627	15.6667	510,653	2006
	14.1837	14.5627	572,639	2005
	13.1300	14.1837	580,635	2004
	10.8343	13.1300	579,926	2003
	10.0000	10.8343	454,855	2002

PIMCO Real Return Fund	11.6995	11.6186	216,441	2006
	11.6214	11.6995	226,068	2005
	10.8217	11.6214	204,011	2004
	10.0826	10.8217	213,370	2003
	10.0000	10.0826	20,942	2002

PIMCO Total Return Fund	11.0545	11.3200	829,672	2006
	10.9426	11.0545	832,996	2005
	10.5808	10.9426	827,131	2004
	10.2157	10.5808	762,635	2003
	10.0000	10.2157	562,429	2002

Rydex VT Nova Fund Portfolio	8.3233	9.7889	16,383	2006
	8.1192	8.3233	20,871	2005
	7.1842	8.1192	26,354	2004
	5.2346	7.1842	53,325	2003
	8.2618	5.2346	75,191	2002
	10.0000	8.2618	1,253	2001

Rydex VT OTC Fund Portfolio	7.3755	7.6923	76,415	2006
	7.3976	7.3755	24,562	2005
	6.8616	7.3976	36,367	2004
	4.7855	6.8616	87,746	2003
	7.9375	4.7855	16,316	2002
	10.0000	7.9375	1,213	2001

SCSM Blue Chip Mid Cap Fund	21.6669	23.7777	364,958	2006
	18.8438	21.6669	451,135	2005
	16.4555	18.8438	499,813	2004
	12.2627	16.4555	519,142	2003
	14.6149	12.2627	574,185	2002
	15.3237	14.6149	644,981	2001
	12.4368	15.3237	840,530	2000
	10.0000	12.4368	217,115	1999

Sun Capital Investment Grade Bond FundSM	13.2618	13.7835	422,182	2006
	13.1905	13.2618	542,139	2005
	12.5711	13.1905	628,806	2004
	11.6274	12.5711	755,254	2003
	11.2097	11.6274	1,000,187	2002
	10.6022	11.2097	1,860,679	2001
	9.7835	10.6022	1,552,524	2000
	9.9809	9.7835	768,145	1999
	10.0000	9.9809	1,806	1998

Sun Capital Money Market FundSM	10.9632	11.3074	593,786	2006
	10.8201	10.9632	835,646	2005
	10.8939	10.8201	1,020,309	2004
	10.9881	10.8939	1,180,334	2003
	11.0202	10.9881	2,203,091	2002
	10.7901	11.0202	2,302,744	2001
	10.3353	10.7901	1,359,991	2000
	10.0143	10.3353	699,550	1999
	10.0000	10.0143	200	1998

Sun Capital Real Estate FundSM	26.8308	36.7650	303,503	2006
	24.8113	26.8308	371,397	2005
	18.8753	24.8113	410,291	2004
	14.0813	18.8753	464,446	2003
	13.7193	14.0813	579,987	2002
	12.3623	13.7193	372,457	2001
	9.5549	12.3623	372,502	2000
	10.0837	9.5549	131,848	1999
	10.0000	10.0837	705	1998

Sun CapitalSM Davis Venture Value Fund	11.0005	12.4487	226,626	2006
	10.1673	11.0005	224,654	2005
	9.1701	10.1673	223,274	2004
	7.1265	9.1701	217,307	2003
	8.6311	7.1265	171,170	2002
	9.7933	8.6311	169,936	2001
	10.0000	9.7933	46,250	2000

SCSM Oppenheimer Main Street Small Cap Fund	14.0692	15.7591	492,592	2006
	13.6760	14.0692	577,749	2005
	11.7121	13.6760	610,846	2004
	8.3874	11.7121	611,804	2003
	10.7165	8.3874	651,022	2002
	10.0000	10.7165	391,359	2001

Sun Capital All Cap Fund	13.1140	15.5265	15,082	2006
	13.3955	13.1140	18,725	2005
	11.2853	13.3955	61,441	2004
	7.4861	11.2853	52,626	2003
	10.0000	7.4861	1999	2002

Templeton Growth Securities Fund	16.9474	15.5265	15,082	2006
	15.7880	16.9474	35,880	2005
	13.8010	15.7880	24,953	2004
	10.5927	13.8010	6,873	2003
	10.0000	10.5927	0	2002

Templeton Foreign Securities Fund	17.2991	20.7156	38,803	2006
	15.9247	17.2991	26,723	2005
	13.6266	15.9247	19,065	2004
	10.4528	13.6266	14,659	2003
	10.0000	10.4528	11,434	2002

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2007
MFS REGATTA PLATINUM

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS/Sun Life Series Trust (the ''Funds''):

Large-Cap Equity Funds	Emerging Markets Equity Funds
MFS®/ Sun Life Capital Appreciation Series	MFS®/ Sun Life Emerging Markets Equity Series
MFS®/ Sun Life Capital Opportunities Series	Mid-Cap Equity Funds
MFS®/ Sun Life Core Equity Series	MFS®/ Sun Life Mid Cap Growth Series
MFS®/ Sun Life Emerging Growth Series	Small-Cap Equity Funds
MFS®/ Sun Life Massachusetts Investors Growth	MFS®/ Sun Life New Discovery Series
Stock Series	Specialty/Sector Funds
MFS®/ Sun Life Massachusetts Investors Trust Series	MFS®/ Sun Life Technology Series
MFS®/ Sun Life Research Series	MFS®/ Sun Life Utilities Series
MFS®/ Sun Life Strategic Growth Series	Intermediate-Term Bond Funds
MFS®/ Sun Life Value Series	MFS®/ Sun Life Bond Series
Asset Allocation Funds	MFS®/ Sun Life Government Securities Series
MFS®/ Sun Life Total Return Series	World Bond Funds
Global Asset Allocation Funds	MFS®/ Sun Life Global Governments Series
MFS®/ Sun Life Global Total Return Series	High Yield Bond Funds
International/Global Equity Funds	MFS®/ Sun Life High Yield Series
MFS®/ Sun Life Global Growth Series	Multi-Sector Bond Funds
MFS®/ Sun Life Research International Series	MFS®/ Sun Life Strategic Income Series
MFS®/ Sun Life International Growth Series	Money Market Funds
MFS®/ Sun Life International Value Series	MFS®/ Sun Life Money Market Series

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS/Sun Life Series Trust.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

This Prospectus must be accompanied by a current prospectus for the Series Fund. Please read this Prospectus and the Series Fund prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Series Fund.

We have filed a Statement of Additional Information dated May 1, 2007 (the ''SAI'') with the Securities and Exchange Commission (the ''SEC''), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 44 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our ''Annuity Mailing Address'') or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

     Sun Life Assurance Company of Canada (U.S.)
     P.O. Box 9133
     Wellesley Hills, Massachusetts 02481

SPECIAL TERMS
PRODUCT HIGHLIGHTS
FEES AND EXPENSES
EXAMPLE
CONDENSED FINANCIAL INFORMATION
THE ANNUITY CONTRACT
COMMUNICATING TO US ABOUT YOUR CONTRACT
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
THE VARIABLE ACCOUNT
VARIABLE ACCOUNT OPTIONS: THE MFS/SUN LIFE SERIES TRUST
THE FIXED ACCOUNT
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS
THE ACCUMULATION PHASE
Issuing Your Contract
Amount and Frequency of Purchase Payments
Allocation of Net Purchase Payments
Your Account
Your Account Value
Variable Account Value
Fixed Account Value
Transfer Privilege
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates
Other Programs
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals
Withdrawal Charge
Types of Withdrawals Not Subject to Withdrawal Charge
Market Value Adjustment
CONTRACT CHARGES
Account Fee
Administrative Expense Charge
Mortality and Expense Risk Charge
Premium Taxes
Series Fund Expenses
Modification in the Case of Group Contracts
DEATH BENEFIT
Amount of Death Benefit
Spousal Continuance
Calculating the Death Benefit
Method of Paying Death Benefit
Non-Qualified Contracts
Selection and Change of Beneficiary
Payment of Death Benefit
Due Proof of Death
THE INCOME PHASE - ANNUITY PROVISIONS
Selection of the Annuitant or Co-Annuitant
Selection of the Annuity Commencement Date
Annuity Options
Selection of Annuity Option
Amount of Annuity Payments
Exchange of Variable Annuity Units
Account Fee
Annuity Payment Rates
Annuity Options as Method of Payment for Death Benefit
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights
Change of Ownership
Voting of Series Fund Shares
Reports to Owners
Substitution of Securities

Change in Operation of Variable Account
Splitting Units
Modification
Limitation or Discontinuance of New Participants
Reservation of Rights
Right to Return
TAX CONSIDERATIONS
U.S. Federal Income Tax Considerations
Puerto Rico Tax Considerations
ADMINISTRATION OF THE CONTRACTS
DISTRIBUTION OF THE CONTRACTS
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
STATE REGULATION
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A - GLOSSARY
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT
APPENDIX C - CONDENSED FINANCIAL INFORMATION

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Regatta Platinum Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS/Sun Life Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract ("Surrender Value"). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this "free withdrawal amount" equals 10% of all Purchase Payments made during the last 7 Account Years (including the current Account Year), plus all Purchase Payments we have held for at least 7 Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P. O. Box 9133
     Wellesley Hills, Massachusetts 02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments):		6%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Contract Charges -- Premium Taxes."

Thetables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

*
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 in value on your Account Anniversary. (See "Account Fee.")

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.59%	1.53%

*
The expenses shown are for the year ended December 31, 2006, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$858	$1,316	$1,832	$3,369

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$306	$936	$1,591	$3,369

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix C.
THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the

Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as ''Participants'' and we address all those Participants as ''you''; we use the term ''Contracts'' to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as ''your'' Account or a ''Participant Account.''

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as ''Qualified Contracts,'' and all others as ''Non-Qualified Contracts.'' A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.
COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to us at our Annuity Mailing Address, as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (''Sun Life Financial''). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.
THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the ''Series Fund''). All amounts allocated by you to a Sub-Account will be used to purchase Series Fund shares at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.
VARIABLE ACCOUNT OPTIONS: THE MFS/SUN LIFE SERIES TRUST

The MFS/Sun Life Series Trust (the ''Series Fund'') is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company (''MFS''), serves as the investment adviser to the Series Fund.

The Series Fund is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in a number of investment options (each, a "Fund"), each corresponding to one of the portfolios. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

Information about the Series Fund and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Series Fund prospectus. You should read the Series Fund prospectus carefully before investing. The statement of additional information of the Series Fund is available by calling (800) 752-7215.
THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.
We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''
THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.
Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.
Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first 3 Account Years, rather than at any time during the Accumulation Phase.
Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see ''Contract Charges - Premium Taxes''). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.
Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.
Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract (''Variable Account Value'') and the Fixed Account portion of your Contract (''Fixed Account Value''). These 2 components are calculated separately, as described below under the headings ''Variable Account Value'' and ''Fixed Account Value.''
Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a ''Business Day.'' The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor - which we call the Net Investment Factor - which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."
Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (''Eligible Employees'') and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see ''Withdrawals, Withdrawal Charge and Market Value Adjustment.''

Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Series Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Series Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT
Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see ''Withdrawal Charge'' below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see ''Market Value Adjustment'' below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see ''Tax Considerations.''). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal. (See "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See ''Tax Considerations - Tax-Sheltered Annuities.'')

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.
Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a ''contingent deferred sales charge'') on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the ''free withdrawal amount,'' before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year (the ''Annual Withdrawal Allowance''), plus (2) the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last 7 Account Years (including the current Account Year) as ''New Payments,'' and all Purchase Payments made before the last 7 Account Years as ''Old Payments.''

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

●	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

●
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

●	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Payment, but not the year in which you withdraw it. Each payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that payment along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 5%, if withdrawn. The withdrawal charge decreases according to the number of Account Years the purchase payment has been in your Account. The declining Withdrawal Charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in ''Free Withdrawal Amount'' above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

     Nursing Home Waiver

If approved in your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract and

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An ''eligible nursing home'' means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub- Accounts and the Fixed Account, or within the Fixed Account.
Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12) - 1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.
CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.
Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.
Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.
Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.
Series Fund Expenses

There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.
DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.
Amount of Death Benefit

To calculate the amount of your death benefit, we use a ''Death Benefit Date.'' The Death Benefit Date is the date we receive proof of your death in an acceptable form (''Due Proof of Death'') if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to "Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under ''Amount of Death Benefit,'' will become the Contract's Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.
Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub- Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period.
Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under ''The Income Phase - Annuity Provisions.''

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See ''The Income Phase - Annuity Provisions'').
Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the ''designated beneficiary'' within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the ''designated beneficiary.'' If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see ''Spousal Continuance,'' above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.
Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.
Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.
Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under ''Annuity Options,'' and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See ''Withdrawals, Withdrawal Charge and Market Value Adjustment.'')
Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the ''Payee.'' If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.
Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).
Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.
Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.
Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See ''Annuity Payment Rates.''

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment - which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment - will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See ''Annuity Payment Rates.''

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Series Fund prospectus for the investment objectives and risk disclosure of the Series in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.
Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see ''Contract Charges - Account Fee'').
Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see ''Other Contract Provisions - Modification'').

The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.
Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the ''Death Benefit'' section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.
OTHER CONTRACT PROVISIONS
Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.
Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.
Voting of Series Fund Shares

We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Series Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.
Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
Substitution of Securities

Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.
Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as we deem necessary and appropriate to effect the change.
Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts.
Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub- Account(s) (see ''Change in Operation of Variable Account''); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.
Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.
Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.
Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (''IRA''), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a ''ten day free-look,'' notwithstanding the provisions of the Internal Revenue Code.
TAX CONSIDERATIONS
This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

     Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual      Retirement Annuities

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as death benefits) will be added to the Contract’s Account Value as of 12/31 account balance in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the account balance for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract’s additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", Withholding" and Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.
DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2004, 2005, and 2006, approximately $60,930, $40,377, and $31,092, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.
AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. - 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.
STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.
FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2006 are also included in the Statement of Additional Information.
__________________
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2007 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Platinum Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City	State Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the ''Accumulation Period'' in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the ''designated beneficiary'' for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the ''Date of Coverage'' in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term ''Owner,'' as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERIES FUND: MFS/Sun Life Series Trust.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (''New Payments'')); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last 7 Account Years (''Old Payments'') not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In the fifth Account Year, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (''MVA'')

The MVA Factor is:
[(1 + I) ÷ (1 + J +b)](N/12) - 1

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
	=	(.9812) - 1
	=	.963 - 1
	=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = - $415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:
Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor	=	[(1 + I) ÷ (1 + J + b)](N/12) - 1
	=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
	=	(1.0102) - 1
	=	1.019 - 1
	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Bond Series	$14.3349	$14.8692	2,341,399	2006
	14.2874	14.3349	3,163,320	2005
	13.6383	14.2874	3,593,610	2004
	12.6065	13.6383	4,435,168	2003
	11.6666	12.6065	4,908,882	2002
	10.9776	11.6666	4,809,350	2001
	10.0963	10.9776	3,829,426	2000
	10.4201	10.0963	2,970,448	1999
	10.0000	10.4201	628,000	1998

Capital Appreciation Series	8.7897	9.2191	7,789,951	2006
	8.8332	8.7897	10,002,358	2005
	8.0696	8.8332	10,027,114	2004
	6.3585	8.0696	11,109,581	2003
	9.5380	6.3585	12,147,164	2002
	12.9537	9.5380	14,639,057	2001
	14.8295	12.9537	16,123,178	2000
	11.3405	14.8295	10,770,738	1999
	10.0000	11.3405	1,683,164	1998

Capital Opportunities Series	10.5629	11.9067	3,845,707	2006
	10.5397	10.5629	5,123,226	2005
	9.4770	10.5397	6,362,429	2004
	7.4911	9.4770	7,385,568	2003
	10.9151	7.4911	8,491,183	2002
	14.7527	10.9151	11,257,456	2001
	15.7265	14.7527	13,234,146	2000
	10.8048	15.7265	6,088,167	1999
	10.0000	10.8048	556,955	1998

Emerging Growth Series	10.4459	11.1262	5,999,908	2006
	9.7069	10.4459	7,766,452	2005
	8.6938	9.7069	9,760,164	2004
	6.7054	8.6938	11,210,435	2003
	10.3316	6.7054	12,518,370	2002
	16.0186	10.3316	15,684,540	2001
	20.0771	16.0186	17,416,607	2000
	11.5819	20.0771	9,952,208	1999
	10.0000	11.5819	1,651,404	1998

Emerging Markets Equity Series	22.4427	28.8045	805,402	2006
	16.6421	22.4427	979,129	2005
	13.2717	16.6421	911,007	2004
	8.8202	13.2717	822,337	2003
	9.1222	8.8202	828,135	2002
	9.3494	9.1222	809,439	2001
	12.2711	9.3494	1,169,900	2000
	8.1616	12.2711	471,834	1999
	10.0000	8.1616	72,586	1998

Global Government Series	13.6582	14.1362	408,052	2006
	14.9272	13.6582	505,123	2005
	13.7560	14.9272	560,132	2004
	12.0689	13.7560	654,693	2003
	10.1477	12.0689	636,630	2002
	10.5176	10.1477	428,207	2001
	10.5290	10.5176	558,947	2000
	11.2639	10.5290	301,714	1999
	10.0000	11.2639	76,210	1998

Global Growth Series	15.1068	17.4839	1,372,092	2006
	13.9236	15.1068	1,648,464	2005
	12.2149	13.9236	1,881,671	2004
	9.1464	12.2149	2,060,622	2003
	11.5048	9.1464	2,297,111	2002
	14.5301	11.5048	2,921,700	2001
	16.9623	14.5301	3,209,391	2000
	10.2820	16.9623	1,328,571	1999
	10.0000	10.2820	162,856	1998

Global Total Return Series	14.8232	17.1412	1,603,358	2006
	14.4879	14.8232	1,892,995	2005
	12.5467	14.4879	1,758,581	2004
	10.3475	12.5467	1,643,492	2003
	10.4317	10.3475	1,212,365	2002
	11.2785	10.4317	1,171,502	2001
	11.1787	11.2785	1,216,055	2000
	10.4567	11.1787	901,334	1999
	10.0000	10.4567	152,857	1998

Government Securities Series	13.2710	13.5678	4,942,559	2006
	13.1560	13.2710	6,392,852	2005
	12.8596	13.1560	7,537,044	2004
	12.7679	12.8596	9,804,421	2003
	11.7931	12.7679	12,533,953	2002
	11.1320	11.7931	10,571,958	2001
	10.0675	11.1320	9,623,917	2000
	10.4116	10.0675	6,917,529	1999
	10.0000	10.4116	816,102	1998

High Yield Series	12.1824	13.2607	3,538,317	2006
	12.0897	12.1824	4,480,283	2005
	11.1934	12.0897	5,335,134	2004
	9.3480	11.1934	6,452,156	2003
	9.2315	9.3480	6,430,762	2002
	9.2019	9.2315	7,513,560	2001
	10.0101	9.2019	7,800,151	2000
	9.5030	10.0101	5,126,512	1999
	10.0000	9.5030	1,000,705	1998

International Growth Series	14.8049	18.3996	2,167,605	2006
	13.0663	14.8049	2,603,702	2005
	11.1419	13.0663	2,878,185	2004
	8.1491	11.1419	2,994,309	2003
	9.3799	8.1491	3,292,267	2002
	11.3110	9.3799	3,924,402	2001
	12.4412	11.3110	4,164,308	2000
	9.3254	12.4412	1,960,439	1999
	10.0000	9.3254	338,938	1998

International Value Series	16.9817	21.6385	1,504,714	2006
	14.9475	16.9817	1,640,661	2005
	11.8417	14.9475	1,364,003	2004
	8.9876	11.8417	1,036,209	2003
	9.6910	8.9876	957,991	2002
	11.5075	9.6910	1,099,935	2001
	11.9538	11.5075	1,256,955	2000
	10.3378	11.9538	904,331	1999
	10.0000	10.3378	199,346	1998

Massachusetts Investors Growth Stock Series	10.4891	11.1354	11,308,403	2006
	10.1920	10.4891	14,863,281	2005
	9.4309	10.1920	17,913,505	2004
	7.7518	9.4309	20,571,225	2003
	10.9281	7.7518	22,759,313	2002
	14.7585	10.9281	28,796,657	2001
	15.9430	14.7585	32,630,497	2000
	11.9094	15.9430	20,741,206	1999
	10.0000	11.9094	2,428,134	1998

Massachusetts Investors Trust Series	10.3196	11.5291	17,925,188	2006
	9.7170	10.3196	23,626,164	2005
	8.8005	9.7170	28,027,975	2004
	7.2662	8.8005	31,842,350	2003
	9.3553	7.2662	35,925,741	2002
	11.2603	9.3553	44,164,744	2001
	11.4075	11.2603	49,003,728	2000
	10.7939	11.4075	36,443,681	1999
	10.0000	10.7939	5,331,018	1998

Mid Cap Growth Series	5.6994	5.7513	1,879,752	2006
	5.6061	5.6994	2,561,587	2005
	4.9605	5.6061	3,127,074	2004
	3.6488	4.9605	2,999,074	2003
	7.0037	3.6488	1,806,068	2002
	9.2479	7.0037	1,766,213	2001
	10.0000	9.2479	353,162	2000

Money Market Series	11.2143	11.2142	3,162,214	2006
	11.0719	11.2143	3,178,274	2005
	11.1377	11.0719	3,803,794	2004
	11.2252	11.1377	5,425,682	2003
	11.2413	11.2252	9,145,493	2002
	10.9862	11.2413	9,788,974	2001
	10.5145	10.9862	5,319,403	2000
	10.1878	10.5145	4,848,739	1999
	10.0000	10.1878	886,479	1998

New Discovery Series	14.6525	16.3506	2,387,997	2006
	14.1246	14.6525	3,053,762	2005
	13.3280	14.1246	3,711,049	2004
	9.9912	13.3280	3,987,722	2003
	15.2289	9.9912	4,284,243	2002
	16.2788	15.2289	4,767,379	2001
	16.4450	16.2788	4,753,246	2000
	10.4124	16.4450	2,064,540	1999
	10.0000	10.4124	436,178	1998

Research Series	10.9636	11.9516	4,833,638	2006
	10.2945	10.9636	6,307,383	2005
	9.0142	10.2945	7,464,197	2004
	7.2951	9.0142	8,572,881	2003
	9.8837	7.2951	9,717,636	2002
	12.7530	9.8837	12,367,010	2001
	13.4883	12.7530	14,126,725	2000
	11.0189	13.4883	9,822,632	1999
	10.0000	11.0189	1,751,713	1998

Core Equity Series	11.4278	12.8160	2,038,030	2006
	10.8765	11.4278	2,497,342	2005
	9.6234	10.8765	2,615,901	2004
	7.6330	9.6234	2,774,711	2003
	9.8497	7.6330	2,878,210	2002
	11.2123	9.8497	3,484,062	2001
	11.0284	11.2123	3,623,901	2000
	10.3415	11.0284	2,692,647	1999
	10.0000	10.3415	387,080	1998

Research International Series	16.8731	21.2081	1,448,127	2006
	14.6807	16.8731	1,557,186	2005
	12.2852	14.6807	1,613,060	2004
	9.3080	12.2852	1,560,111	2003
	10.6647	9.3080	1,625,298	2002
	13.1523	10.6647	1,911,607	2001
	14.4906	13.1523	2,001,503	2000
	9.4845	14.4906	914,188	1999
	10.0000	9.4845	181,131	1998

Strategic Growth Series	7.2357	7.6041	639,062	2006
	7.2369	7.2357	865,210	2005
	6.8710	7.2369	1,090,281	2004
	5.4641	6.8710	1,199,290	2003
	7.9282	5.4641	1,247,729	2002
	10.6697	7.9282	1,609,737	2001
	12.0212	10.6697	1,785,408	2000
	10.0448	12.0212	189,701	1999

Strategic Income Series	13.2791	13.9723	1,096,982	2006
	13.2176	13.2791	1,432,028	2005
	12.4078	13.2176	1,614,924	2004
	11.1473	12.4078	1,669,090	2003
	10.5181	11.1473	1,629,215	2002
	10.3225	10.5181	1,626,468	2001
	12.0212	10.3225	1,535,324	2000
	9.8713	12.0212	987,192	1999
	10.0000	9.8713	157,634	1998

Technology Series	3.5189	4.2321	417,567	2006
	3.3607	3.5189	696,396	2005
	3.3273	3.3607	924,930	2004
	2.3210	3.3273	1,189,525	2003
	4.3580	2.3210	362,283	2002
	7.2300	4.3580	396,060	2001
	10.0000	7.2300	283,087	2000

Total Return Series	14.2759	15.7969	12,628,154	2006
	14.0532	14.2759	16,915,503	2005
	12.7866	14.0532	18,941,002	2004
	11.0696	12.7866	20,227,510	2003
	11.9073	11.0696	21,362,142	2002
	12.0159	11.9073	21,987,375	2001
	10.4327	12.0159	20,955,708	2000
	10.2907	10.4327	17,437,345	1999
	10.0000	10.2907	2,318,847	1998

Utilities Series	16.6892	21.7687	4,347,403	2006
	14.4301	16.6892	5,438,570	2005
	11.2259	14.4301	5,974,075	2004
	8.3556	11.2259	6,548,666	2003
	11.1289	8.3556	7,514,079	2002
	14.9137	11.1289	10,468,859	2001
	14.1367	14.9137	11,646,870	2000
	10.9233	14.1367	6,397,913	1999
	10.0000	10.9233	819,649	1998

Value Series	16.4012	19.5613	4,477,852	2006
	15.6040	16.4012	5,656,587	2005
	13.6997	15.6040	6,245,431	2004
	11.0873	13.6997	6,373,869	2003
	13.0113	11.0873	6,746,360	2002
	14.2652	13.0113	5,973,495	2001
	11.1059	14.2652	3,963,761	2000
	10.5234	11.1059	2,322,545	1999
	10.0000	10.5234	272,362	1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2007

FUTURITY II,
MFS REGATTA GOLD
AND
MFS REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations (for Futurity II and Regatta Platinum)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Calculations (for Regatta Gold)
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Futurity II Variable and Fixed Annuity Contract, MFS Regatta Gold Variable and Fixed Annuity Contract and MFS Regatta Platinum Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated May 1, 2007. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888)-786-2435 for the Futurity Contracts or (800) 752-7215 for the MFS Regatta Contracts.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH IBCA CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch IBCA and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS (FOR FUTURITY II AND MFS REGATTA PLATINUM)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003863 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323648. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117051 (14.5645672 x 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846325 (12.3456789 x 1.00323648 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $863.30 (70.1112 x 12.3846325).

CALCULATIONS (FOR MFS REGATTA GOLD)

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 x 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846391 (12.3456789 x 1.00323702 (the Net Investment Factor) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846391. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3846391).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.34% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of Participant Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 27, 2007, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, as described in Note 1), and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report dated April 20, 2007 accompanying the financial statements expresses an unqualified opinion) and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing..

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,
	2006	2005	2004

Revenues:
Premiums and annuity considerations	$59,192	$51,982	$58,820
Net investment income	1,206,081	1,112,529	1,134,257
Net derivative income (loss)	9,089	16,474	(98,419)
Net realized investment (losses) gains	(44,511)	16,925	96,074
Fee and other income	398,622	362,275	357,011

Total revenues	1,628,473	1,560,185	1,547,743

Benefits and expenses:
Interest credited	633,405	637,502	673,442
Interest expense	130,802	123,279	128,522
Policyowner benefits	156,970	187,013	141,377
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	399,182	243,821	82,876
Other operating expenses	231,434	196,543	214,495

Total benefits and expenses	1,551,793	1,388,158	1,240,712

Income before income tax (benefit) expense, minority interest and cumulative effect of change in accounting principles	76,680	172,027	307,031

Income tax (benefit) expense:
Federal	(1,717)	40,091	71,352
State	105	(2)	(98)
Income tax (benefit) expense	(1,612)	40,089	71,254

Income before minority interest and cumulative
effect of change in accounting principles	78,292	131,938	235,777

Minority interest share of (loss) income	-	(1,214)	5,561

Income before cumulative effect of change in accounting principles	78,292	133,152	230,216

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 in 2004	-	-	(8,940)

Net income	$78,292	$133,152	$221,276

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)
ASSETS	December 31, 2006	December 31, 2005
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $13,623,450 and $15,620,827 in 2006 and 2005, respectively)	$13,637,973	$15,677,148
Trading fixed maturities at fair value (amortized cost of $3,838,732 and $1,982,762 in 2006 and 2005, respectively)	3,856,053	1,984,848
Subordinated note from affiliate held-to-maturity (fair value of $630,751 and $645,755 in 2006 and 2005, respectively)	600,000	600,000
Mortgage loans	2,273,176	1,739,370
Derivative instruments - receivable	653,854	487,947
Limited partnerships	193,728	222,148
Real estate	186,891	170,510
Policy loans	709,626	701,769
Other invested assets	950,226	554,917
Cash and cash equivalents	578,080	347,654
Total investments and cash	23,639,607	22,486,311

Accrued investment income	291,218	261,507
Deferred policy acquisition costs	1,234,206	1,341,377
Value of business acquired	47,744	53,670
Deferred federal income taxes	3,597	4,360
Goodwill	701,451	701,451
Receivable for investments sold	33,241	79,860
Reinsurance receivable	1,817,999	1,860,680
Other assets	153,230	122,239
Separate account assets	21,060,255	19,095,391

Total assets	$48,982,548	$46,006,846

LIABILITIES

Contractholder deposit funds and other policy liabilities	$19,428,625	$18,668,578
Future contract and policy benefits	750,112	768,297
Payable for investments purchased	218,465	248,733
Accrued expenses and taxes	144,695	150,318
Debt payable to affiliates	1,325,000	1,125,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,605,626	1,652,517
Derivative instruments - payable	160,504	197,765
Other liabilities	1,178,086	766,657
Separate account liabilities	21,060,255	19,095,391

Total liabilities	46,479,194	43,281,082

Commitments and contingencies - Note 19

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2006 and 2005	$6,437	$6,437
Additional paid-in capital	2,143,408	2,138,880
Accumulated other comprehensive income	14,030	19,260
Retained earnings	339,479	561,187

Total stockholder's equity	2,503,354	2,725,764

Total liabilities and stockholder's equity	$48,982,548	$46,006,846

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,
	2006	2005	2004

Net income	$78,292	$133,152	$221,276

Other comprehensive loss:
Net change in unrealized holding (losses) gains on available-for sale securities, net of tax and policyholder amounts (1)	(46,229)	(79,814)	23,103
Minimum pension liability adjustment, net of tax (2)	326	(1,842)	-
Reclassification adjustments of realized investment losses (gains) into net income, net of tax (3)	40,673	(79,722)	(70,146)

Other comprehensive loss	(5,230)	(161,378)	(47,043)

Comprehensive income (loss)	$73,062	$(28,226)	$174,233

  Net of tax (benefit) expense of $(25.5) million, $(43.0) million and $12.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.
  Net of tax (expense) benefit of $(0.2) million and $1.0 million for the years ended December 31, 2006 and 2005, respectively.
  Net of tax benefit (expense) of $ 21.9 million, $(42.9) million and $(37.8) million for the years ended December 31, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)
For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital		60,000			60,000
Dividends				(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

Net income	-	-	-	78,292	78,292
Additional paid-in-capital	-	4,528	-	-	4,528
Dividends	-	-	-	(300,000)	(300,000)
Other comprehensive loss	-	-	(5,230)	-	(5,230)

Balance at December 31, 2006	$ 6,437	$ 2,143,408	$ 14,030	$ 339,479	$ 2,503,354

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,
	2006	2005	2004

Cash Flows From Operating Activities:
Net income from operations	$78,292	$133,152	$221,276
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share (loss) income	-	(1,214)	5,561
Net amortization of premiums on investments	58,379	60,195	82,123
Amortization of DAC and VOBA	399,182	243,821	82,876
Depreciation and amortization	4,608	3,985	3,025
Non cash derivative activity	(17,315)	(93,478)	(18,690)
Net realized losses (gains) on investments	44,511	(16,925)	(96,074)
Net (gains) losses on trading investments	(15,235)	80,324	7,237
Net change in unrealized and undistributed (gains) in private equity limited partnerships	(29,120)	(48,244)	(58,981)
Interest credited to contractholder deposits	633,405	637,502	671,101
Deferred federal income taxes	4,180	22,047	72,648
Cumulative effect of change in accounting principles, net of tax	-	-	8,940
Changes in assets and liabilities:
DAC additions	(262,895)	(261,917)	(346,996)
Accrued investment income	(29,711)	17,916	5,545
Future contract and policy benefits	(6,619)	25,123	(42,530)
Other, net	96,793	155,865	211,882
Net (purchases) sales of trading fixed maturities	(1,866,153)	(651,921)	27,801
Net cash (used in) provided by operating activities	(907,698)	306,231	836,744

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,872,190	5,685,008	10,472,377
Mortgage loans	248,264	117,438	205,740
Real estate	-	947	-
Net cash from disposition of subsidiary	-	17,040	39,687
Other invested assets	184,646	483,700	144,145
Purchases of:
Available-for-sale fixed maturities	(4,002,244)	(5,269,211)	(10,367,260)
Mortgage loans	(780,592)	(390,376)	(698,776)
Real estate	(20,619)	(6,648)	(86,743)
Other invested assets	(489,493)	(171,539)	(910,784)
Net changes in other investing activities	399,514	(239,910)	728,637
Net change in policy loans	(7,857)	(5,464)	(3,418)
Net change in short-term investments	-	(4,576)	705

Net cash provided by (used in) investing activities	$1,403,809	$216,409	$(475,690)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,
	2006	2005	2004

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,520,138	$2,720,141	$2,552,431
Withdrawals from contractholder deposit funds	(3,690,351)	(3,404,468)	(2,867,815)
Net cash of Sun Capital Advisers LLC	-	-	(2,910)
Debt proceeds	200,000	100,000	-
Dividends paid to stockholder	(300,000)	(150,600)	(150,000)
Additional capital contributed	-	-	60,000
Other, net	4,528	6,992	42,004
Net cash used in financing activities	(265,685)	(727,935)	(366,290)

Net change in cash and cash equivalents	230,426	(205,295)	(5,236)

Cash and cash equivalents, beginning of year	347,654	552,949	558,185

Cash and cash equivalents, end of year	$578,080	$347,654	$552,949

Supplemental Cash Flow Information
Interest paid	$130,686	$122,474	$120,195

Supplemental Schedule of non-cash investing and financing activities
In 2005, the Company declared and paid $200.0 million in dividends to its direct parent, Sun Life of Canada (U.S.) Holdings Inc. (the "Parent"), consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of Sun Capital Advisers LLC. valued at $6.6 million to its indirect parent, Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc..
On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.
On December 31, 2004, the Company distributed through a dividend to the Parent its interest in Sun Capital Advisers LLC. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.
On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
GENERAL
Sun Life Assurance Company of Canada (U.S.) (the "Company") and its subsidiaries are primarily engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.
The Company is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct wholly-owned subsidiary of the Parent. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."
As of December 31, 2004, SLC - U.S. Ops Holdings was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company incorporated in 1865 and a direct wholly-owned subsidiary of SLF. On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned direct subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.
On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE") and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.
On December 31, 2004, Sun Capital Advisers LLC ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million for the year ended December 31, 2004.
On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
BASIS OF PRESENTATION
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.
The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2006, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, long-term disability and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company, a life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a register broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"), the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC. During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.
The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").
On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "Trust"), whereby the Company is the sole beneficiary of the Trust. As the sole beneficiary of the Trust, the Company is required to consolidate the Trust under the requirements of Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company's consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.
In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.
The Company has a greater than or equal to 20% involvement in five VIEs at December 31, 2006. The Company is a creditor in three trusts and two limited liability companies that were used to finance commercial mortgages, franchise receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $30.1 million and $40.2 million at December 31, 2006 and 2005, respectively. The notes relating to the VIE's mature between July 2007 and October 2024. See Note 4 for additional information with respect to leveraged leases which is not included above.
All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.
FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.
CASH AND CASH EQUIVALENTS
Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.
INVESTMENTS
The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage-backed securities in the To Be Announced form ("TBA"). The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.
Fair values for publicly traded securities are obtained from external market quotations. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVESTMENTS (CONTINUED)
The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).
Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.
A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.
Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.
Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.
Investments in private equity limited partnerships are accounted for by the equity method of accounting.
The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.
Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.
Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DEFERRED POLICY ACQUISITION COSTS
Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts ("GICs"), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.
Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.
DAC is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). DAC was increased (decreased) by $6.9 million and $(12.8) million at December 31, 2006 and 2005, respectively, to reflect unrealized losses and (gains).
VALUE OF BUSINESS ACQUIRED
VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business.
VOBA is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). VOBA was increased (decreased) by $0.5 million and $(1.2) million at December 31, 2006 and 2005, respectively, to account for unrealized investment losses and (gains).
GOODWILL
Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport Life Insurance Company ("Keyport") on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2006 and concluded that these assets were not impaired.
OTHER ASSETS
Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.
Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.
Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
POLICY LIABILITIES AND ACCRUALS
Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.
Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits. Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves. Loss recognition testing is done periodically to make sure that these assumptions remain adequate. Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.
Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value. These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.
Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company's experience, incorporating factors such as age at disability, sex and elimination period. These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company's future obligations.
Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.
Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders. The liabilities are not reduced by surrender charges.
REVENUE AND EXPENSES
Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.
Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.
Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INCOME TAXES
For the years ended December 31, 2006, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates.
Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily relate from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.
SEPARATE ACCOUNTS
The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ('GMWB') which is reflected in the Company's consolidated financial statements and accompanying notes.
ACCOUNTING PRONOUNCEMENTS
New and Adopted Accounting Pronouncements
On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date is required to be the company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. See Note 9 with respect to the effects of adoption of SFAS No. 158 on the Company.
In September 2006, the Securities and Exchange Commission ("SEC") Staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB No. 108"), which addresses how the effects of prior year uncorrected financial statement misstatements should be considered in current year financial statements. SAB No. 108 requires registrants to quantify misstatements using both balance sheet and income statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relative quantitative and qualitative factors. The requirements of SAB No. 108 are effective for annual financial statements covering the first fiscal year ending after November 15, 2006. The Company's adoption of SAB No. 108 during the year ended December 31, 2006 had no impact on the Company's consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ACCOUNTING PRONOUNCEMENTS (CONTINUED)
New and Adopted Accounting Pronouncements (continued)
In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP did not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.
In May of 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS No. 154"). This statement is effective for fiscal years beginning after December 15, 2005. SFAS No. 154 changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. SFAS No. 154 applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The adoption of SFAS No. 154 did not have a material impact on the Company's consolidated financial statements.
On January 1, 2004, the Company adopted SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:
o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company's interest in its separate accounts as investments.
See Footnote 12 for additional information regarding the impact of adoption of SOP 03-1.
Accounting Standards Not Yet Adopted
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, "Fair Value Measurements." The Company is currently evaluating the impact, if any, that SFAS No. 159 may have on the Company's consolidated financial statements.
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 may have on the Company's consolidated financial statements.
In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48").

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
ACCOUNTING PRONOUNCEMENTS (CONTINUED)
Accounting Standards Not Yet Adopted (continued)
FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.
In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS No. 156"), an amendment to SFAS No. 140. SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation. The option to subsequently measure servicing rights at fair value will allow entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133. SFAS No. 156 is effective for fiscal years beginning after September 15, 2006. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this statement will not have a material impact on the Company's financial position or results of operations.
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments" ("SFAS No. 155"), an amendment to SFAS No. 133 and SFAS No. 140. Among other things, SFAS No. 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year beginning after September 15, 2006. At initial application of SFAS No. 155, the fair value election provided for in paragraph 4(c) may be applied for hybrid financial instruments that were bifurcated under paragraph 12 of SFAS No. 133 prior to the initial application of SFAS No. 155.
In January 2007, the FASB provided a scope exception under SFAS No. 155 for securitized interests that only contain an embedded derivative that is tied to the prepayment risk of the underlying prepayable financial assets, and for which the investor does not control the right to accelerate the settlement. If a securitized interest contains any other embedded derivative (for example, an inverse floater), then it would be subject to the bifurcation tests in SFAS No. 133, as would securities purchased at a significant premium. Following the issuance of the scope exception by the FASB, changes in the market value of the Company's investment securities would continue to be made through other comprehensive income, a component of stockholders' equity. The Company does not expect that the January 1, 2007 adoption of SFAS No. 155 will have a material impact on the Company's financial position, results of operations or cash flows. However, to the extent that certain of the Company's future investments in securitized financial assets do not meet the scope exception adopted by the FASB, the Company's future results of operations may exhibit volatility if such investments are required to be bifurcated or marked to market value in their entirety through the income statement, depending on the election made by the Company.
In September of 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption of SOP 05-1 is not expected to have a material impact on the Company's financial position or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
2. MERGERS, ACQUISITIONS AND DISPOSITIONS
On September 6, 2006, the Company entered into an agreement with the Trust, whereby the Company is the sole beneficiary of the Trust. As of December 31, 2006, total assets of the Trust were $56.6 million. As the sole beneficiary of the Trust, the Company is required to consolidate this Trust under the requirements of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company's consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.
On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.
On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's net assets were $8.1 million. SCA's net income for the year ended December 31, 2004 was $1.9 million.
On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES
Below is a summary of affiliated transactions for those affiliates that are not consolidated within the Company.
The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.4 million, $11.3 million and $24.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.
In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $212.4 million, $170.4 million and $136.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.
The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC") under which SLISC provides administrative and support services to the Company in connection with the Company's insurance and annuity business. Expenses under this agreement amounted to approximately $10.7 million and $5.8 million for the years ended December 31, 2006 and 2005, respectively. There were no expenses incurred for the year ended December 31, 2004.
The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL") under which SLISIL provides various insurance related and information systems services to the Company. Expenses under this agreement amounted to approximately $19.6 million, $13.9 million and $10.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.6 million, $23.4 million and $22.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.
The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market value of the fixed rent for the term which is then ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $10.6 million, and $11.8 million in 2006, 2005 and 2004, respectively. Rental income is reported as a component of net investment income.
As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.
In 2006, the Company declared and paid $300.0 million in cash dividends to the Parent. In 2005, the Company declared and paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its indirect parent, SLC - U.S. Ops Holdings.
On December 31, 2004, the Company received a $60.0 million capital contribution from its indirect parent, SLC - U.S. Ops Holdings.
In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.3 million, $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2006, 2005 and 2004, respectively.
In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company for the year ended December 31, 2006. In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)
At December 31, 2006, the Company had $460.0 million in promissory notes maturing June 30, 2012 issued to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"). The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2006, 2005 and 2004, respectively. The proceeds of the notes were used to purchase fixed-rate government and corporate bonds.
At December 31, 2006 and 2005, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2006, 2005 and 2004, respectively.
At December 31, 2006 and 2005, the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2006, 2005 and 2004, respectively.
At December 31, 2006 and 2005, the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by the Parent. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2006, 2005 and 2004, respectively.
The Company purchased a total of $140.0 million in promissory notes from MFS in 2004 and 2003. Interest earned for the years ended December 31, 2005 and 2004 was $4.2 million and $4.0 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend. The Company recognized a loss of $0.6 million on the transfer of these notes to the Parent.
During the years ended December 31, 2006, 2005 and 2004, the Company paid $24.3 million, $23.2 million and $35.0 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD. The Company received reimbursement of $3.2 million for the year ended December 31, 2006 related to this agreement. In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million and $5.9 million for the years ended December 31, 2005 and 2004, respectively.
During the years ended December 31, 2006, 2005 and 2004, the Company paid $20.1 million, $25.1 million and $45.1 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $1.5 million and $2.4 million for the year ended December 31, 2006 and 2005. SCA was a consolidated entity of the Company through December 31, 2004.
The Company paid $14.9 million and $16.4 million for the years ended December 31, 2006 and 2005 in investment management services fees to SCA, an affiliate and registered investment adviser.
On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes"). On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes. The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006. Total interest credited for the funding agreements was $14.9 million for the year ended December 31, 2006.
The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.
In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006. The Company expensed $1.7 million for interest on this demand note for the year ended December 31, 2006.
The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.
On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes"). The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II. The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes. Total interest credited for the funding agreement was $30.7 million for the year ended December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)
On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II. The Company expensed $3.4 million for interest on this demand note for the year ended December 31, 2006.
The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations. The net interest payable under this swap agreement was $0.2 million at December 31, 2006.
On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").
On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").
The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005. The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes. The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.
Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $49.5 million and $20.7 million for the years ended December 31, 2006 and 2005, respectively.
On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC. The Company expensed $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2006 and 2005, respectively.
The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations. The net interest (payable) receivable under these swap agreements was $(0.5) million and $0.1 million at December 31, 2006 and 2005, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)
Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.
The following table lists the details of notes due to affiliates at December 31, 2006 (in 000's):
Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/2012	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	Libor plus 0.35%	07/6/2010	100,000	5,518
Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/6/2011	100,000	3,428
Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/6/2013	100,000	1,660
				$ 1,325,000	$ 79,645

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS
Fixed Maturities
The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 4,415,712	$ 38,390	$ (58,980)	$ 4,395,122
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 30,751	$ -	$ 630,751

Total held-to-maturity fixed maturities	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 353,571	$ 3,851	$ (3,479)	$ 353,943
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	December 31, 2006
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 410,397	$ 410,402
Due after one year through five years	2,206,629	2,226,776
Due after five years through ten years	3,807,300	3,791,183
Due after ten years	2,783,412	2,814,491
Subtotal - Maturities available-for-sale	9,207,738	9,242,852
Asset-backed securities	4,415,712	4,395,121
Total Available-for-sale	$ 13,623,450	$ 13,637,973

Maturities of trading fixed securities:
Due in one year or less	$ 138,476	$ 138,797
Due after one year through five years	1,342,987	1,345,899
Due after five years through ten years	1,757,081	1,764,447
Due after ten years	246,617	252,968
Subtotal - Maturities of trading	3,485,161	3,502,111
Asset-backed securities	353,571	353,942
Total Trading	$ 3,838,732	$ 3,856,053

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 630,751
Gross gains of $39.2 million, $61.0 million and $152.5 million and gross losses of $92.3 million, $38.9 million and $45.4 million were realized on the sale of fixed maturities for the years ended December 31, 2006, 2005 and 2004, respectively.
Fixed maturities with an amortized cost of approximately $12.0 million and $10.9 million at December 31, 2006 and 2005, respectively, were on deposit with federal and state governmental authorities as required by law.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
As of December 31, 2006 and 2005, 96.5% and 94.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2006, 2005 and 2004, the Company incurred realized losses totaling $6.3 million, $29.7 million and $32.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.
The Company has discontinued accruing income on all of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million, $1.7 million and $7.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. The fair market value of these investments was $24.4 million and $29.8 million for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2006, the Company did not have any holding for issuers that were in default.
The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:
	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed and Mortgage Backed Securities	912,875	(5,565)	1,978,436	(53,415)	2,891,311	(58,980)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)
The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's ability and intention, if any, to dispose of its position prior to the fair value increasing so as to allow recovery of the Company's cost. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.
The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed and Mortgage Backed Securities	368	741	1,109
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751
The Company has made funding commitments of private placement bonds into the future. The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006. There were no outstanding funding commitments for private placement bonds at December 31, 2005.
The Company had unfunded commitments with respect to funding of limited partnerships of approximately $53.3 million and $71.3 million at December 31, 2006 and 2005, respectively.
Mortgage Loans and Real Estate
The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4.INVESTMENTS (CONTINUED)
Mortgage Loans and Real Estate (continued)
The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:
	December 31,
	2006	2005

Total mortgage loans	$ 2,273,176	$ 1,739,370

Real estate:
Held for production of income	186,891	170,510
Total real estate	$ 186,891	$ 170,510
Accumulated depreciation on real estate was $27.2 million and $23.0 million at December 31, 2006 and 2005, respectively.
The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has impaired mortgage loans and impaired-but-performing mortgage loans totaling $3.9 million and $6.3 million at December 31, 2006 and 2005, respectively.
Activity for the investment valuation allowances was as follows:
	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272
Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:
	2006	2005
Property Type:
Office building	$ 864,486	$ 703,927
Residential	115,822	87,874
Retail	998,291	751,041
Industrial/warehouse	310,346	264,567
Other	175,050	108,743
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
	2006	2005
Geographic region:

Alaska	$ 3,041	$ -
Alabama	7,824	8,070
Arizona	56,964	48,113
Arkansas	474	-
California	179,502	144,829
Colorado	32,294	33,238
Connecticut	15,016	30,026
Delaware	20,445	15,194
Florida	264,316	140,592
Georgia	86,510	80,802
Idaho	2,635	-
Illinois	47,777	23,118
Indiana	23,471	19,950
Iowa	364	-
Kansas	6,089	-
Kentucky	32,000	25,623
Louisiana	38,314	32,186
Maine	12,508	-
Maryland	58,318	64,724
Massachusetts	141,485	142,421
Michigan	15,522	6,799
Minnesota	40,259	53,157
Missouri	88,348	34,567
Mississippi	770	-
Montana	483	-
Nebraska	12,615	7,948
Nevada	7,304	7,509
New Hampshire	961	-
New Jersey	44,003	36,042
New Mexico	10,097	7,386
New York	313,204	240,390
North Carolina	44,866	43,111
North Dakota	2,150	-
Ohio	145,692	128,525
Oklahoma	4,900	-
Oregon	23,910	11,968
Pennsylvania	136,091	118,709
South Carolina	31,688	-
South Dakota	977	-
Tennessee	41,161	32,430
Texas	295,284	211,889
Utah	30,710	29,718
Virginia	16,825	17,386
Washington	77,525	73,326
West Virginia	4,874	-
Wisconsin	18,663	19,494
All other	25,766	26,912
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4.INVESTMENTS (CONTINUED)
At December 31, 2006, scheduled mortgage loan maturities were as follows:
2007	$ 31,619
2008	41,168
2009	42,433
2010	53,443
2011	150,548
Thereafter	1,953,965
Total	$ 2,273,176
Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.
The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $99.0 million and $115.8 million at December 31, 2006 and 2005, respectively.
During 2004, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million for its 2004 securitization transaction. The Company did not sell any commercial mortgage loans in securitization transactions in 2005 or 2006.
The tranches retained through the 2004 securitization were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:
	Exeter I/O	Fairfield I/O
Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4.INVESTMENTS (CONTINUED)
Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows:
	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 646	$ 275
Fair value of retained interests	674	109
Weighted average life in years	4.06 - 7.56	0.93

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	674	109
Fair value of retained interest as a result of a .30% of adverse change	674	109

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	672	109
Fair value of retained interest as a result of a 20% of adverse change	670	109
The outstanding principal amount of the securitized commercial mortgage loans was $849.6 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows in regards to tranches retained for securitizations completed between the years 2000 and 2003:
Commercial Mortgages
Amortized cost of retained
Interests	$ 23,063
Fair value of retained interests	23,819
Weighted average life in years	2.98 - 13.73

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	23,532
Fair value of retained interest as a result of a .30% of adverse change	23,406

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	23,074
Fair value of retained interest as a result of a 20% of adverse change	22,362
The outstanding principal amount of the securitized commercial mortgage loans was $872.8 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2006.
Securities Lending
The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.
Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $895.3 million and $495.7 million at December 31, 2006 and 2005, respectively. Fees earned on securities lending transactions were $2.3 million, $1.9 million and $1.2 million for the years ended December 31, 2006, 2005 and 2004, respectively.
Leveraged Leases
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
Leveraged Leases (continued)
The Company's net investment in the leveraged lease is composed of the following elements:
	Year ended December 31,
	2006	2005
Lease contract receivable	$ 18,631	$ 25,914
Less: non-recourse debt	-	(1,410)
Net Receivable	18,631	24,504
Estimated value of leased assets	20,795	21,420
Less: unearned and deferred income	(6,506)	(9,178)
Investment in leveraged leases	32,920	36,746
Less: fees	(113)	(138)
Net investment in leveraged leases	$ 32,807	$ 36,608
Derivatives
The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.
As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.
The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.
The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.
Standard & Poor's indexed futures contracts are entered into for purposes of hedging fixed index products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.
The Company issues annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
From 2000 through 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.
Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $(90.2) million, $197.1 million and $(83.3) million for the years ended December 31, 2006, 2005 and 2004, respectively.
Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.
The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.
Net derivative income (loss) for the years ended December 31 consisted of the following:
	2006	2005	2004
Net expense on swap agreements	$(7,749)	$(64,915)	$(62,514)
Change in fair value of swap agreements (interest rate, currency, and equity)	8,392	101,320	(43,977)
Change in fair value of options, futures and embedded derivatives	8,446	(19,931)	8,072
Net derivative income (losses)	$9,089	$16,474	$(98,419)
The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2006 and 2005, $43.0 million and $35.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.
The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:
	2006
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$10,759,984	$ (84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$ 493,350

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
4. INVESTMENTS (CONTINUED)
	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182
5. NET REALIZED INVESTMENT GAINS AND LOSSES
Net realized investment (losses) gains consisted of the following for the years ended December 31:
	2006	2005	2004

Fixed maturities	$ (53,120)	$ 21,873	$ 108,603
Equity securities	519	(6)	3,375
Mortgage and other loans	1,543	614	858
Real estate	-	318	-
Other invested assets	(19)	12,741	(1,601)
Other than temporary declines	(6,329)	(29,707)	(32,494)
Sales on previously impaired assets	12,895	11,092	17,333

Total	$ (44,511)	$ 16,925	$ 96,074
6. NET INVESTMENT INCOME
Net investment income consisted of the following for the years ended December 31:
	2006	2005	2004

Fixed maturities	$ 991,738	$ 921,803	$ 1,030,973
Mortgage and other loans	135,515	103,253	83,986
Real estate	10,460	11,047	11,615
Policy loans	44,516	37,595	42,821
Other	38,858	55,245	(19,715)
Gross investment income	1,221,087	1,128,943	1,149,680
Less: Investment expenses	15,006	16,414	15,423
Net investment income	$ 1,206,081	$ 1,112,529	$ 1,134,257

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
7. FAIR VALUE OF FINANCIAL INSTRUMENTS
SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:
	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 578,080	$ 578,080	$ 347,654	$ 347,654
Fixed maturities	18,094,026	18,124,777	18,261,996	18,307,751
Equity securities	15,895	15,895	15,427	15,427
Mortgages	2,273,176	2,267,327	1,739,370	1,790,629
Derivatives instruments -receivables	653,854	653,854	487,947	487,947
Policy loans	709,626	709,626	701,769	701,769
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391

Financial liabilities:
Contractholder deposit funds and other policy liabilities	19,428,625	18,051,332	18,668,578	17,449,961
Derivative instruments - payables	160,504	160,504	197,765	197,765
Long-term debt to affiliates	1,325,000	1,370,223	1,125,000	1,178,918
Partnership capital securities	607,826	630,751	607,826	645,755
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391
The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:
Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.
Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.
Fixed maturities, short term investments and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly-traded fixed maturities are based upon market prices or dealer quotes. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices. Equity securities are included as a component of other invested assets.
Mortgage: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.
Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.
Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.
Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards.
Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.
8. REINSURANCE
Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows (see Note 15 for segmented information).
Wealth Management Segment
The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.6 billion and $1.7 billion as of December 31, 2006 and 2005, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.
By reinsuring the SPWL policies, the Company reduced net investment income by $97.0 million, $82.7 million and $91.2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains. The Company also reduced interest credited by $76.0 million, $57.5 million and $79.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.0 million, $13.1 and $13.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.
Individual Protection Segment
The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $37.8 million, $33.3 million and $28.7 million for the years ended December 31, 2006, 2005 and 2004, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
8. REINSURANCE (CONTINUED)
Individual Protection Segment (continued)
Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.
Group Protection Segment
The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly-renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.
The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.
The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.
The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly- renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY. The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.
The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY. The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.
The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.
The effects of reinsurance were as follows:
	For the Years Ended December 31,
	2006	2005	2004
Premiums and annuity considerations:
Direct	$ 61,713	$ 54,915	$ 62,939
Ceded	2,521	2,933	4,119
Net premiums and annuity considerations:	$ 59,192	$ 51,982	$ 58,820

Policyowner benefits:
Direct	$ 197,872	$ 225,936	$ 170,381
Ceded	40,902	38,923	29,004
Net policyowner benefits:	$ 156,970	$ 187,013	$ 141,377

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS
The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees. These plans are the staff qualified pension plan ("retirement plan"), the agent qualified pension plan ("agent pension plan") and the staff nonqualified pension plan ("UBF plan"). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986. Most qualified pension plan assets consist of separate accounts of SLOC or other insurance company contracts.
Prior to 2006, the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company. Effective January 1, 2006, the plan was divided, with the Company taking over the pension benefit obligation ("PBO") and the associated unrecognized gain/loss and prior service cost/credit. The Company has included the allocated PBO in a separate line in the PBO reconciliation, and accounted for the plan as the Company's own from that point forward.
The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.
The Company amended the retirement plan effective January 1, 2006, including the following relating to the retirement plan:
(a) To provide that no one shall become a participant in the plan after December 31, 2005;
(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan, (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;.
Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.
Other post retirement benefit plans have been amended effective January 1, 2006, as follows:
To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "grandfathered employee" or a "Rule 75 employee."
A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years of service and whose age plus service is at least 75.
A Rule 75 employee shall mean an active employee (i) who is not a grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years of service and whose age plus service is at least 75.
For grandfathered employees and Rule 75 employees, retiree medical coverage is provided at reduced cost.
On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("SFAS No. 158"), which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date -- the date at which the benefit obligation and plan assets are measured -- is required to be the Company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. The Company has adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008. The Company recognized a liability of $2.3 million as a result of adoption of SFAS No. 158. The statement does not affect the results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
The following table sets forth the change in the retirement plan, agent pension plan and UBF plan projected benefit obligations and assets, as well as such plans' funded status at December 31:
	2006	2005
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 229,545	$ 215,439
Other (uninsured benefit plan split)	28,118	-
Service cost	6,024	10,948
Interest cost	15,064	13,839
Actuarial loss (gain)	(9,862)	17,780
Benefits paid	(7,509)	(6,105)
Plan amendments	-	2,344
Curtailment loss (gain)	-	(24,700)
Projected benefit obligation at end of year	$ 261,380	$ 229,545

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 252,096	$ 233,551
Contributions	(496)	(1,250)
Actual return on plan assets	25,621	25,900
Benefits paid	(7,509)	(6,105)
Fair value of plan assets at end of year	$ 269,712	$ 252,096
Information on the funded status of the plan:
Funded status	$ 8,332	$ 22,551
Unrecognized net actuarial loss	-	7,802
Unrecognized transition obligation	-	(10,392)
Unrecognized prior service cost	-	3,945
4th quarter contribution	(1,108)	(1,550)
Prepaid benefit cost	$ 7,224	$ 22,356
The accumulated benefit obligation for the retirement plan, agent pension plan and UBF plan at December 31, 2006 and 2005 was $249.4 million and $222.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
Amounts recognized in the Company's Consolidated Balance Sheets consist of the following as of December 31:
	2006	2005
Other assets	$ 38,345	$ 26,600
Other liabilities	(31,121)	(4,245)
	$ 7,224	$ 22,355
Amounts recognized in the Company's Consolidated Accumulated Other Comprehensive Income ("AOCI") consist of the following:
2006

Net actuarial gain	$ (1,923)
Prior service cost	3,564
Transition asset	(8,299)
$ (6,658)
Amounts included in the Company's AOCI for the following periods:
	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ 2,834	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ (6,658)
The retirement plan and agent pension plan were overfunded at December 31, 2006. The funded status of the UBF plan as of December 31, 2006 was as follows:
2006

Plan assets	$ -
Less: Projected benefit obligations	27,209
Funded status	$ (27,209)

Accumulated benefit obligation	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
The agent pension plan was overfunded at December 31, 2005. The funded status of the retirement plan as of December 31, 2005 was as follows:
2005

Plan assets	$ 211,612
Less: Projected benefit obligations	219,802
Funded status	$ (8,190)

Accumulated benefit obligation	$ 212,630
The following table sets forth the components of the net periodic benefit cost and the Company's share of net periodic benefit costs for the retirement plan, agent pension plan and UBF plan for the years ended December 31:
	2006	2005	2004

Components of net periodic benefit cost:
Service cost	$ 6,024	$ 10,948	$ 9,873
Interest cost	15,065	13,839	12,118
Expected return on plan assets	(21,672)	(20,092)	(17,704)
Amortization of transition obligation asset	(2,093)	(3,051)	(3,051)
Amortization of prior service cost	266	855	855
Curtailment loss	-	1,856	-
Recognized net actuarial loss	437	1,918	3,140
Net periodic benefit (benefit) cost	$ (1,973)	$ 6,273	$ 5,231
The Company's share of net periodic benefit (benefit) cost	$ (1,973)	$ 4,116	$ 4,272
Prior to becoming the plan sponsor of the UBF plan, the cost recognized for the Company's participation in the UBF plan was $2.9 million and $1.9 million for the years ended December 31, 2005 and 2004, respectively.
The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:
Actuarial gain	$ (70)
Prior service cost	266
Transition asset	(2,093)
Total	$ (1,897)
Assumptions
Weighted average assumptions used to determine benefit obligations were as follows:
	Pension Benefits
	2006	2005	2004
Discount rate	6.0%	5.8%	6.2%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
Weighted average assumptions used to determine net periodic benefit cost were as follows:
	Pension Benefits
	2006	2005	2004

Discount rate	5.8%	6.2%	6.1%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2006) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12.3% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.
Plan Assets
The asset allocation for the Company's retirement plan and agent pension plan assets for 2006 and 2005 measurement, and the target allocation for 2007, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2007	2006	2005

Equity Securities	60%	63%	61%
Debt Securities	25%	27%	30%
Commercial Mortgages	15%	10%	9%
Other	-%	-%	-%
Total	100%	100%	100%
The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.
The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.
CashFlow
Due to the over funded status of the retirement plan and the agent pension plan, the Company will not be making contributions to the plan in 2007. The Company will be making a contribution of $1.1 million to the UBF plan in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
The Company has estimated the following future benefit payments for the years 2007 through 2016:
Pension Benefits
2007	7,852
2008	8,438
2009	8,936
2010	9,447
2011	10,035
2012 to 2016	69,668
Savings and Investment Plan
The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, employee contributions to the plan.
On September 21, 2005, the Board of Directors of the Company approved amendments to the 401(k) Plan, including the following.
Effective January 1, 2006, the 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the "RIA"). The Company contributes a percentage of participant's eligible compensation as determined per the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year-
Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%
For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant's eligible compensation as determined per the following chart based on the participant's age and service on January 1, 2006 -
	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%
For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on the applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
The amount of the 2006 employer contributions under the 401(k) Plan by the Company and its affiliates was $16.3 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $10.8 million, $4.6 million and $2.8 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company's 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans
The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.
The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plan's funded status at December 31:
Change in benefit obligation:	2006	2005

Benefit obligation at beginning of year	$ 51,300	$ 48,453
Service cost	1,311	1,333
Interest cost	2,967	2,994
Actuarial (gain) loss	(7,220)	4,596
Benefits paid	(2,756)	(2,884)
Federal Subsidy	250	-
Plan Amendments	-	(3,192)
Benefit obligation at end of year	$ 45,852	$ 51,300

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,756	2,884
Benefits paid	(2,756)	(2,884)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (45,852)	$ (51,301)
Unrecognized net actuarial loss	-	22,741
4th quarter contribution	600	686
Unrecognized prior service cost	-	(5,609)
Accrued benefit cost	$ (45,252)	$ (33,483)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
Amounts recognized in the Company's Consolidated Balance Sheets Consist of the following:
	2006	2005

Other liabilities	$ (45,252)	$ (33,483)

Amounts recognized in the Company's AOCI consist of the following:
2006

Net actuarial loss	$ 14,070
Prior service credit	(5,080)
Transition liability	$ 8,990
Amounts included in the Company's AOCI for the following periods:
	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ -	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ 8,990
The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:
	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,311	$ 1,333
Interest cost	2,967	2,994
Amortization of prior service cost	(529)	(241)
Recognized net actuarial loss	1,450	1,273
Net periodic benefit cost	$ 5,199	$ 5,359

The Company's share of net periodic benefit cost	$ 4,501	$ 4,947

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:
Actuarial (gain)/loss	$ 912
Prior service (credit)/cost	(529)

Total	$ 383
Assumptions
Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2006	2005	2004
Discount Rate	6.0%	5.8%	6.2%
Rate of Compensation increase	4.0%	4.0%	4.0%
Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2006	2005	2004
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
9. RETIREMENT PLANS (CONTINUED)
In order to measure the post-retirement benefit obligation for 2006, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 9% in 2007 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,100	$ (3,674)

Effect on total of service and interest cost	$ 357	$ (335)
The Company has estimated the following future benefit payments for the years 2007 through 2016:
	Other Benefits	Expected Federal Subsidy
2007	$ 3,074	$ 238
2008	3,186	247
2009	3,300	254
2010	3,386	256
2011	3,416	257
2012 to 2016	$ 17,914	$ 1,214

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
10. FEDERAL INCOME TAXES
In June 2006, the FASB issued FIN 48. FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.
The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2006, as the Company did for the years ended December 31, 2005 and 2004. The Company's subsidiary, SLNY, will file a stand-alone federal income tax return for the year ended December 31, 2006 as it did for the years 2005 and 2004. A summary of the components of federal income tax expense (benefit) in the Company's consolidated statements of income for the years ended December 31 is as follows:
	2006	2005	2004
Federal income tax (benefit) expense:
Current	$ (5,897)	$ 11,239	$ (5,331)
Deferred	4,180	28,852	76,683

Total federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352
Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The Company's effective rate differed from the statutory federal income tax rate as follows:
	2006	2005	2004

Federal income tax expense at statutory rate	$ 26,838	$ 60,210	$ 107,446
Low income housing credit	(6,225)	(5,947)	(6,021)
Separate account dividend received deduction	(13,090)	(10,150)	(10,500)
Prior year items, including settlements	(8,396)	(2,802)	(17,351)
Other items	(844)	(1,220)	(2,222)

Federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352
The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:
	2006	2005
Deferred tax assets:
Actuarial liabilities	$ 128,848	$ 250,818
Net operating loss	7,954	-
Investments, net	146,116	40,866
Other	-	281
Total deferred tax assets	282,918	291,965

Deferred tax liabilities:
Deferred policy acquisition costs	(250,469)	(287,605)
Other	(28,852)	-
Total deferred tax liabilities	(279,321)	(287,605)

Net deferred tax asset	$ 3,597	$ 4,360

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
10. FEDERAL INCOME TAXES (CONTINUED)
The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company made income tax payments of $22.7 million in 2006 and received income tax refunds of $32.0 million in 2005. The Company did not have any net income tax payments for 2004. At December 31, 2006, the Company has $8.0 million of tax benefit on operating loss carryforwards that begin to expire in 2017.
The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. In August of 2006 the Company was issued a Revenue Agent's Report for the tax years 2001 and 2002. The IRS is currently conducting a federal income tax audit of the Company for the tax years 2003 and 2004. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's consolidated financial statements. However, the amounts of these tax liabilities are estimates and could be revised in the future.
11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES
Activity in the liability for unpaid claims and claims adjustment expenses, included within future contract and policy benefits, related to the Company's group life, group disability insurance and stop loss products is summarized below:
	2006	2005

Balance at January 1	$ 33,141	$ 32,571
Less reinsurance recoverable	(5,886)	(6,381)
Net balance at January 1	27,255	26,190
Incurred related to:
Current year	26,644	23,881
Prior years	(1,294)	(3,143)
Total incurred	25,350	20,738
Paid losses related to:
Current year	(14,881)	(13,860)
Prior years	(6,941)	(5,813)
Total paid	(21,822)	(19,673)

Balance at December 31	36,689	33,141
Less reinsurance recoverable	(5,906)	(5,886)

Net balance at December 31	$ 30,783	$ 27,255
The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are made.
As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1,294 and $3,143 in 2006 and 2005, respectively. The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
12. LIABILITIES FOR CONTRACT GUARANTEES
On January 1, 2004, the Company adopted the AICPA's SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:
o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company's interest in its separate accounts as investments.
The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.
The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.
The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2006:
Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9
The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:
Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

1Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)
The following roll-forward summarizes the reserve for the GMDB's and GMIB's at December 31, 2006:
	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371
The following roll-forward summarizes the reserve for the GMDB's and GMIB's at December 31, 2005:
	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2005	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)
The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.
Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.
The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.
GMAB's or GMWB's are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB's or GMWB's constituted an asset in the amount of $8.4 million and $0.2 million at December 31, 2006 and 2005, respectively.
Sales Inducements
The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC. Previously some bonuses were deferred and amortized while others were expensed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
13. DEFERRED POLICY ACQUISITION COSTS (DAC)
The changes in DAC for the years ended December 31 were as follows:
	2006	2005
Balance at January 1	$ 1,341,377	$ 1,147,181
Acquisition costs deferred	264,648	261,058
Amortized to expense during the year	(391,585)	(226,355)
Adjustment for unrealized investment losses during the year	19,766	159,493
Balance at December 31	$ 1,234,206	$ 1,341,377
14. VALUE OF BUSINESS ACQUIRED (VOBA)
The changes in VOBA for the years ended December 31 were as follows:
	2006	2005
Balance at January 1	$ 53,670	$ 24,130
Amortized to expense during the year	(7,597)	(17,467)
Adjustment for unrealized investment losses during the year	1,671	47,007
Balance at December 31	$ 47,744	$ 53,670
15. SEGMENT INFORMATION
As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.
Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.
Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards. The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection segments from the Corporate segment.
Wealth Management
The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products, and funding agreements. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options. Additionally, the Company consolidates the Trust as a component of the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
15. SEGMENT INFORMATION (CONTINUED)
Individual Protection
The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.
Group Protection
The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York through the Company's subsidiary, SLNY.
Corporate
The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:
	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
15. SEGMENT INFORMATION (CONTINUED)
The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net income	166,309	3,118	2,147	49,702	221,276

Total assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
15. SEGMENT INFORMATION (CONTINUED
As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards. The following provides a summary of the amounts allocated from the Corporate segment to the other segments related to the allocation of income on capital for the years presented:
Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$38,474	$5,397	$775	$(44,646)	$-

Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$37,108	$1,429	$362	$(38,899)	$-

Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$31,482	$1,015	$277	$(32,774)	$-
16. REGULATORY FINANCIAL INFORMATION
The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.
At December 31, the Company and its insurance subsidiaries' combined statutory capital and surplus, and net income were as follows:
	Unaudited for the Years ended December 31,
	2006	2005	2004

Statutory capital and surplus	$ 1,610,425	$ 1,778,241	$ 1,822,812
Statutory net income	123,305	140,827	249,010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
17. DIVIDEND RESTRICTIONS
The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.
Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $171.2 million in 2007 without prior approval from the Delaware Commissioner of Insurance.
In 2006, the Company's board of directors approved and the Company paid $300.0 million in dividends to the Parent with the prior approval of the Delaware Commissioner of Insurance. In 2005, the Company's board of directors approved and the Company paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to the Parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings.
New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2006, 2005 or 2004.
Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2006, 2005 or 2004.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME
The components of accumulated other comprehensive income as of December 31 were as follows:
	2006	2005	2004
Unrealized gains on available-for-sale securities	$ 38,400	$ 56,493	$ 485,553
Reserve allocation	(9,346)	(22,039)	-
Minimum pension liability adjustment	(1,516)	(2,834)	-
DAC allocation	(2,719)	(12,842)	(172,945)
VOBA allocation	470	(1,201)	(48,208)
Tax effect and other	(11,259)	1,683	(83,762)

Accumulated Other Comprehensive Income	$ 14,030	$ 19,260	$ 180,638
19. COMMITMENTS AND CONTINGENCIES
Regulatory and Industry Developments
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.
Litigation
The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004
19. COMMITMENTS AND CONTINGENCIES (CONTINUED)
Indemnities
In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.
Lease Commitments
The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2006, minimum future lease payments under such leases were as follows:
2007	$ 5,421
2008	2,554
2009	1,472
2010	1,072
2011	1,031
Total	$ 11,550
Total rental expense for the years ended December 31, 2006, 2005 and 2004 was $7.6 million, $8.5 million and $16.3 million, respectively.
The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2006, the minimum future lease payments under the sublease agreements were as follows:
2007	$ 1,887
2008	293
Total	$ 2,180
20. SUBSEQUENT EVENT
On March 21, 2007, the Parent notified the Partnership that it would redeem the $600 million of 8.526% subordinated debentures and the Partnership notified the Capital Trust, the holders of the $600 million of 8.526% partnership capital securities, that it will use the proceeds from the redemption of the subordinated debentures to redeem the partnership capital securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts
We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006.  Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.)and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 2007

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006
Assets:
Investment in :	Shares	Cost	Value

Columbia Funds Variable Insurance Trust (VIT)
Columbia Small Cap Value Fund Sub-Account (CSC)	856	$16,194	$17,650
Columbia Marsico 21st Century Portfolio Sub-Account (NMT)	6,411	77,365	83,087
Columbia Marsico Growth Portfolio Sub-Account (NNG)	11,939	213,058	226,596
Columbia Marsico International Opportunities Portfolio Sub-Account (NMI)	7,533	150,849	165,345
Fidelity Variable Insurance Products Funds (VIP)
VIP Freedom 2010 Portfolio Sub-Account (F10)	257,275	2,879,154	2,974,098
VIP Freedom 2015 Portfolio Sub-Account (F15)	679,165	7,829,223	8,088,852
VIP Freedom 2020 Portfolio Sub-Account (F20)	1,240,410	14,491,579	14,984,152
Franklin Templeton Variable Insurance Products Trust (VIP)
Mutual Shares Securities Fund Sub-Account (FMS)	2,836,896	50,534,917	58,071,261
Templeton Developing Markets Securities Fund Sub-Account (TDM)	523,279	6,324,529	7,216,012
Templeton Growth Securities Fund Class 2 Sub-Account (FTG)	1,386,885	19,468,266	22,093,074
Templeton Foreign Securities Fund Sub-Account (FTI)	24,007,183	363,069,110	449,414,460
Franklin Small Cap Value Securities Fund Sub-Account (FVS)	1,703,937	27,990,327	32,016,968
Lord Abbett Series Fund, Inc.
All Value Portfolio Sub-Account (LAV)	1,294,815	19,808,570	21,338,547
Growth & Income Portfolio Sub-Account (LA1)	10,459,184	282,235,331	306,872,467
Growth Opportunities Portfolio Sub-Account (LA9)	4,070,049	55,147,793	59,707,615
Mid Cap Value Portfolio Sub-Account (LA2)	3,757,397	79,139,015	81,836,102
MFS/Sun Life Series Trust
Bond S Class Sub-Account (MF7)	6,813,333	79,095,029	75,696,129
Bond Series Sub-Account (BDS)	10,630,620	123,088,025	118,956,637
Capital Appreciation S Class Sub-Account (MFD)	1,432,822	24,139,392	29,114,937
Capital Appreciation Series Sub-Account (CAS)	22,006,317	438,100,580	451,129,499
Capital Opportunities S Class Sub-Account (CO1)	1,066,306	12,423,595	16,165,204
Capital Opportunities Series Sub-Account (COS)	11,045,890	167,056,151	168,228,908
Emerging Growth S Class Sub-Account (MFF)	1,030,145	14,401,150	18,738,332
Emerging Growth Series Sub-Account (EGS)	14,279,302	245,529,935	263,453,122
Emerging Markets Equity S Class Sub-Account (EM1)	762,301	15,400,139	18,546,786
Emerging Markets Equity Series Sub-Account (EME)	3,581,577	66,753,446	87,820,268
Global Governments S Class Sub-Account (GG1)	355,027	3,878,316	3,763,283
Global Governments Series Sub-Account (GGS)	3,385,439	38,559,543	36,224,194
Global Growth S Class Sub-Account (GG2)	551,868	6,124,404	8,625,700
Global Growth Series Sub-Account (GGR)	8,918,019	98,573,627	140,369,618
Global Total Return S Class Sub-Account (GT2)	1,016,820	16,099,635	18,292,583
Global Total Return Series Sub-Account (GTR)	8,645,019	133,230,215	156,561,297
Government Securities S Class Sub-Account (MFK)	21,648,642	278,442,827	272,339,922
Government Securities Series Sub-Account (GSS)	22,388,840	295,769,805	283,218,821
High Yield S Class Sub-Account (MFC)	16,678,380	112,372,936	114,747,256
High Yield Series Sub-Account (HYS)	26,906,029	180,331,947	186,458,777
International Growth S Class Sub-Account (IG1)	1,171,035	14,269,469	20,902,966
International Growth Series Sub-Account (IGS)	7,318,330	86,299,983	131,217,659
International Investors Trust S Class Sub-Account (MI1)	738,002	12,214,620	14,701,003
International Investors Trust Series Sub-Account (MII)	6,481,636	98,263,992	129,762,344
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	7,539,910	65,144,382	78,641,260
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	29,430,616	315,236,210	309,610,081
Massachusetts Investors Trust S Class Sub-Account (MFL)	8,785,935	251,042,045	295,646,727
Massachusetts Investors Trust Series Sub-Account (MIT)	22,426,001	686,742,275	760,017,178
Mid Cap Growth S Class Sub-Account (MC1)	5,843,399	29,634,299	35,352,566
Mid Cap Growth Series Sub-Account (MCS)	8,738,619	45,847,090	53,480,348
Mid Cap Value S Class Sub-Account (MCV)	2,131,966	23,029,017	24,368,374

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Money Market S Class Sub-Account (MM1)	153,920,232	$153,920,232	$153,920,232
Money Market Series Sub-Account (MMS)	183,106,091	183,106,091	183,106,091
New Discovery S Class Sub-Account (M1A)	7,994,003	107,661,214	128,063,921
New Discovery Series Sub-Account (NWD)	7,724,086	95,736,654	125,439,162
Research S Class Sub-Account (RE1)	1,529,814	22,626,827	28,454,546
Research Series Sub-Account (RES)	15,909,117	266,513,999	297,977,760
Research Growth and Income S Class Sub-Account (RG1)	741,561	9,858,520	12,643,624
Research Growth and Income Series Sub-Account (RGS)	4,551,818	59,278,499	77,972,635
Research International S Class Sub-Account (RI1)	7,517,802	116,635,829	148,626,954
Research International Series Sub-Account (RIS)	5,588,703	74,627,568	111,438,742
Strategic Growth S Class Sub-Account (SG1)	4,664,890	33,375,520	38,158,797
Strategic Growth Series Sub-Account (SGS)	3,641,133	26,240,882	30,075,762
Strategic Income S Class Sub-Account (SI1)	2,058,534	21,769,890	21,696,953
Strategic Income Series Sub-Account (SIS)	4,965,550	52,573,813	52,684,484
Strategic Value S Class Sub-Account (SVS)	847,501	8,358,677	8,983,508
Technology S Class Sub-Account (TE1)	588,405	2,380,299	3,147,970
Technology Series Sub-Account (TEC)	3,459,873	14,768,289	18,821,710
Total Return S Class Sub-Account (MFJ)	37,831,820	695,906,233	751,339,945
Total Return Series Sub-Account (TRS)	54,062,682	952,799,094	1,082,334,892
Utilities S Class Sub-Account (MFE)	2,813,073	46,933,238	64,953,860
Utilities Series Sub-Account (UTS)	14,089,311	209,317,574	327,576,477
Value S Class Sub-Account (MV1)	7,460,574	105,119,313	138,692,078
Value Series Sub-Account (MVS)	16,812,847	224,320,108	314,400,233
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCA)	968,954	34,786,649	39,814,313
Global Securities Fund Sub-Account (OGG)	865,584	27,657,273	31,585,162
Main Street Fund Sub-Account (OMG)	19,719,508	419,653,954	484,705,510
Main St. Small Cap Fund Sub-Account (OMS)	984,119	16,147,637	18,678,581
PIMCO Variable Insurance Trust (VIT)
Emerging Markets Bond Portfolio Sub-Account (PMB)	716,177	9,737,235	9,997,829
Low Duration Portfolio Sub-Account (PLD)	46,093,532	467,532,641	463,700,938
Real Return Porfolio Sub-Account (PRR)	3,152,812	39,918,652	37,613,046
Total Return Portfolio Sub-Account (PTR)	6,948,506	71,906,183	70,318,881
VIT All Asset Portfolio Sub-Account (PRA)	173,231	2,032,620	2,021,607
VIT Commodity Real Return Strategy Portfolio Sub-Account (PCR)	429,012	5,116,249	4,852,130
Sun Capital Advisers Trust (SCAT)
All Cap S Class Sub-Account (SSA)	406,620	4,756,452	5,143,745
FI Large Cap Growth Fund Sub-Account (LGF)	79,936	754,855	797,765
Investment Grade Bond S Class Sub-Account (IGB)	902,854	8,781,588	8,748,658
Real Estate Fund S Class Sub-Account (SRE)	3,794,658	81,436,417	99,533,882
Real Estate Fund Sub-Account (SC3)	806,178	13,785,226	19,831,982
Sun Capital Money Market S Class Sub-Account (CMM)	1,230,135	1,230,135	1,230,135
Wanger Advisors Trust
Wanger Select Sub-Account (WTF)	39,442	889,546	1,031,416
Wanger U.S. Smaller Companies Sub-Account (USC)	856	29,708	31,111
		$9,596,450,742	$10,807,405,092
Liability:
Payable to Sponsor			(4,358,913)
Net Assets			$10,803,046,179

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
Net Assets Applicable to Participants:
Columbia Funds Variable Insurance Trust (VIT)
CSC	1,411	$17,650	$-	$17,650
NMT	6,233	83,087	-	83,087
NNG	19,841	226,596	-	226,596
NMI	11,385	165,345	-	165,345
Fidelity Variable Insurance Products Funds
F10	268,016	2,974,098	-	2,974,098
F15	715,554	8,088,852	-	8,088,852
F20	1,308,908	14,984,152	-	14,984,152
Franklin Templeton Variable Insurance Products Trust
FMS	3,368,514	58,055,538	14,790	58,070,328
TDM	511,631	7,216,012	-	7,216,012
FTG	1,134,629	22,093,074	-	22,093,074
FTI	23,906,416	449,342,669	68,946	449,411,615
FVS	1,597,154	32,000,655	15,291	32,015,946
Lord Abbett Series Fund, Inc.
LAV	1,530,051	21,338,547	-	21,338,547
LA1	17,651,095	306,725,094	142,842	306,867,936
LA9	4,902,578	59,704,699	2,804	59,707,503
LA2	4,471,238	81,805,794	28,888	81,834,682
MFS/Sun Life Series Trust:
MF7	6,133,332	75,687,153	8,163	75,695,316
BDS	8,059,857	118,512,580	518,660	119,031,240
MFD	3,012,379	29,101,960	11,054	29,113,014
CAS	33,490,792	447,309,718	3,056,508	450,366,226
CO1	1,377,231	16,126,210	35,513	16,161,723
COS	16,499,273	167,974,102	165,645	168,139,747
MFF	1,615,364	18,737,905	-	18,737,905
EGS	24,616,070	262,589,596	774,861	263,364,457
EM1	813,675	18,546,786	-	18,546,786
EME	3,300,914	87,225,053	462,557	87,687,610
GG1	283,792	3,753,996	8,446	3,762,442
GGS	2,234,976	36,074,926	126,283	36,201,209
GG2	548,900	8,610,955	13,820	8,624,775
GGR	7,063,308	139,646,187	677,279	140,323,466
GT2	1,149,650	18,278,165	13,598	18,291,763
GTR	7,258,332	155,407,257	826,658	156,233,915
MFK	25,308,705	272,124,208	208,705	272,332,913
GSS	18,582,159	281,973,220	1,347,546	283,320,766
MFC	8,020,269	114,657,496	86,400	114,743,896
HYS	11,347,579	185,603,442	585,115	186,188,557
IG1	1,126,228	20,902,161	-	20,902,161
IGS	7,850,731	130,871,503	297,705	131,169,208
MI1	703,270	14,701,003	-	14,701,003
MII	5,838,111	128,992,193	708,645	129,700,838
M1B	6,763,495	78,632,212	8,533	78,640,745
MIS	35,387,641	308,991,234	587,760	309,578,994
MFL	19,922,745	295,603,848	39,487	295,643,335
MIT	47,922,260	756,780,443	2,818,459	759,598,902

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
Net Assets Applicable to Participants:	Units	Value	Annuities	Total
MFS/Sun Life Series Trust - continued
MC1	3,386,735	$35,344,085	$7,281	$35,351,366
MCS	9,323,613	53,404,786	64,342	53,469,128
MCV	1,467,221	24,367,307	1,002	24,368,309
MM1	15,330,003	153,781,158	137,385	153,918,543
MMS	14,751,948	181,089,272	1,539,303	182,628,575
M1A	8,544,360	128,022,625	37,753	128,060,378
NWD	10,624,368	125,113,570	294,902	125,408,472
RE1	2,112,711	28,444,409	9,220	28,453,629
RES	18,185,522	296,534,981	1,192,350	297,727,331
RG1	979,416	12,643,624	-	12,643,624
RGS	6,003,584	77,763,648	206,753	77,970,401
RI1	6,902,034	148,619,154	7,519	148,626,673
RIS	6,522,015	111,201,562	271,310	111,472,872
SG1	2,994,133	38,157,189	1,512	38,158,701
SGS	4,617,313	30,013,015	54,758	30,067,773
SI1	1,662,083	21,677,870	17,778	21,695,648
SIS	3,797,869	52,503,651	167,529	52,671,180
SVS	611,352	8,983,508	-	8,983,508
TE1	332,775	3,147,970	-	3,147,970
TEC	4,306,342	18,799,282	19,063	18,818,345
MFJ	53,249,495	750,981,360	349,930	751,331,290
TRS	49,201,194	1,075,191,381	5,974,968	1,081,166,349
MFE	2,880,540	64,927,346	24,175	64,951,521
UTS	14,522,188	326,556,922	842,687	327,399,609
MV1	8,782,638	138,658,862	30,616	138,689,478
MVS	17,360,967	313,253,546	1,090,209	314,343,755
Oppenheimer Variable Account Fund
OCA	2,590,414	39,799,746	13,702	39,813,448
OGG	1,996,825	31,585,162	-	31,585,162
OMG	31,198,650	484,638,455	64,404	484,702,859
OMS	925,673	18,678,581	-	18,678,581
PIMCO Variable Insurance Trust
PMB	534,239	9,997,829	-	9,997,829
PLD	45,681,184	463,529,365	164,761	463,694,126
PRR	3,162,459	37,613,046	-	37,613,046
PTR	6,231,960	70,262,437	54,472	70,316,909
PRA	192,534	2,021,607	-	2,021,607
PCR	494,790	4,852,130	-	4,852,130
Sun Capital Advisers Trust (SCAT)
SSA	403,028	5,143,745	-	5,143,745
LGF	80,896	797,765	-	797,765
IGB	821,108	8,748,658	-	8,748,658
SRE	5,480,387	99,527,437	6,198	99,533,635
SC3	769,769	19,819,711	11,543	19,831,254
CMM	119,244	1,230,135	-	1,230,135
Wanger Advisors Trust
WTF	76,127	1,031,416	-	1,031,416
USC	2,650	31,111	-	31,111
Net Assets		$10,776,727,793	$26,318,386	$10,803,046,179

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006
	CSC	NMT	NNG	NMI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$24	$27	$-	$92
Mortality and expense risk charges	(123)	(304)	(1,522)	(630)
Distribution and administrative expense charges	(15)	(36)	(183)	(76)
Net investment income (loss)	$(114)	$(313)	$(1,705)	$(614)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2	$116	$158	$342
Realized gain distributions	183	509	-	959
Net realized gains (losses)	$185	$625	$158	$1,301

Net unrealized appreciation (depreciation) on investments:
End of year	$1,456	$5,722	$13,538	$14,496
Beginning of year	20	(24)	2,498	1,266
Change in unrealized appreciation (depreciation)	$1,436	$5,746	$11,040	$13,230

Realized and unrealized gains (losses)	$1,621	$6,371	$11,198	$14,531
Increase (Decrease) in net assets from operations	$1,507	$6,058	$9,493	$13,917

	F10	F15	F20	FMS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$45,542	$84,049	$199,321	$506,234
Mortality and expense risk charges	(20,960)	(52,171)	(83,895)	(661,324)
Distribution and administrative expense charges	(2,515)	(6,261)	(10,067)	(79,359)
Net investment income (loss)	$22,067	$25,617	$105,359	$(234,449)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$20,301	$17,546	$89,220	$1,263,243
Realized gain distributions	12,581	60,034	132,880	1,289,248
Net realized gains (losses)	$32,882	$77,580	$222,100	$2,552,491

Net unrealized appreciation (depreciation) on investments:
End of year	$94,944	$259,629	$492,573	$7,536,344
Beginning of year	(1,579)	(1,714)	(457)	3,305,342
Change in unrealized appreciation (depreciation)	$96,523	$261,343	$493,030	$4,231,002

Realized and unrealized gains (losses)	$129,405	$338,923	$715,130	$6,783,493
Increase (Decrease) in net assets from operations	$151,472	$364,540	$820,489	$6,549,044

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	TDM	FTG	FTI	FVS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$44,801	$169,897	$3,980,644	$165,239
Mortality and expense risk charges	(59,205)	(224,270)	(5,294,823)	(417,977)
Distribution and administrative expense charges	(7,105)	(26,912)	(635,379)	(50,157)
Net investment income (loss)	$(21,509)	$(81,285)	$(1,949,558)	$(302,895)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$95,614	$284,069	$6,971,300	$1,365,774
Realized gain distributions	-	473,320	-	924,640
Net realized gains (losses)	$95,614	$757,389	$6,971,300	$2,290,414

Net unrealized appreciation (depreciation) on investments:
End of year	$891,483	$2,624,808	$86,345,350	$4,026,641
Beginning of year	29,558	588,840	30,117,997	2,646,122
Change in unrealized appreciation (depreciation)	$861,925	$2,035,968	$56,227,353	$1,380,519

Realized and unrealized gains (losses)	$957,539	$2,793,357	$63,198,653	$3,670,933
Increase (Decrease) in net assets from operations	$936,030	$2,712,072	$61,249,095	$3,368,038

	LAV	LA1	LA9	LA2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$117,857	$3,599,374	$-	$389,667
Mortality and expense risk charges	(237,234)	(3,718,600)	(699,591)	(985,758)
Distribution and administrative expense charges	(28,468)	(446,232)	(83,951)	(118,291)
Net investment income (loss)	$(147,845)	$(565,458)	$(783,542)	$(714,382)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$552,908	$1,417,555	$509,243	$877,867
Realized gain distributions	518,793	9,645,215	576,881	6,071,489
Net realized gains (losses)	$1,071,701	$11,062,770	$1,086,124	$6,949,356

Net unrealized appreciation (depreciation) on investments:
End of year	$1,529,977	$24,637,136	$4,559,822	$2,697,087
Beginning of year	777,058	1,849,168	2,197,649	1,921,426
Change in unrealized appreciation (depreciation)	$752,919	$22,787,968	$2,362,173	$775,661

Realized and unrealized gains (losses)	$1,824,620	$33,850,738	$3,448,297	$7,725,017
Increase (Decrease) in net assets from operations	$1,676,775	$33,285,280	$2,664,755	$7,010,635

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	MF7	BDS	MFD	CAS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$4,472,511	$7,888,957	$-	$991,302
Mortality and expense risk charges	(1,100,739)	(1,631,011)	(422,405)	(6,050,932)
Distribution and administrative expense charges	(132,089)	(195,721)	(50,689)	(726,112)
Net investment income (loss)	$3,239,683	$6,062,225	$(473,094)	$(5,785,742)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(1,067,070)	$(1,306,961)	$1,414,284	$(23,183,696)
Realized gain distributions	441,140	746,842	-	-
Net realized gains (losses)	$(625,930)	$(560,119)	$1,414,284	$(23,183,696)

Net unrealized appreciation (depreciation) on investments:
End of year	$(3,398,900)	$(4,131,388)	$4,975,545	$13,028,919
Beginning of year	(3,075,768)	(2,912,624)	4,662,917	(37,734,369)
Change in unrealized appreciation (depreciation)	$(323,132)	$(1,218,764)	$312,628	$50,763,288

Realized and unrealized gains (losses)	$(949,062)	$(1,778,883)	$1,726,912	$27,579,592
Increase (Decrease) in net assets from operations	$2,290,621	$4,283,342	$1,253,818	$21,793,850

	CO1	COS	MFF	EGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$37,809	$928,506	$-	$-
Mortality and expense risk charges	(210,869)	(2,279,795)	(264,565)	(3,620,437)
Distribution and administrative expense charges	(25,304)	(273,575)	(31,748)	(434,452)
Net investment income (loss)	$(198,364)	$(1,624,864)	$(296,313)	$(4,054,889)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$401,028	$(25,390,310)	$1,240,630	$(41,708,395)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$401,028	$(25,390,310)	$1,240,630	$(41,708,395)

Net unrealized appreciation (depreciation) on investments:
End of year	$3,741,609	$1,172,757	$4,337,182	$17,923,187
Beginning of year	2,169,257	(46,534,693)	4,218,284	(45,059,329)
Change in unrealized appreciation (depreciation)	$1,572,352	$47,707,450	$118,898	$62,982,516

Realized and unrealized gains (losses)	$1,973,380	$22,317,140	$1,359,528	$21,274,121
Increase (Decrease) in net assets from operations	$1,775,016	$20,692,276	$1,063,215	$17,219,232

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	EM1	EME	GG1	GGS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$132,161	$962,156	$-	$-
Mortality and expense risk charges	(205,730)	(1,099,284)	(55,850)	(494,034)
Distribution and administrative expense charges	(24,688)	(131,914)	(6,702)	(59,284)
Net investment income (loss)	$(98,257)	$(269,042)	$(62,552)	$(553,318)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,804,557	$17,575,998	$(282,372)	$(1,572,184)
Realized gain distributions	2,052,823	13,060,609	41,595	377,943
Net realized gains (losses)	$3,857,380	$30,636,607	$(240,777)	$(1,194,241)

Net unrealized appreciation (depreciation) on investments:
End of year	$3,146,647	$21,066,822	$(115,033)	$(2,335,349)
Beginning of year	3,371,617	30,862,258	(546,466)	(5,400,569)
Change in unrealized appreciation (depreciation)	$(224,970)	$(9,795,436)	$431,433	$3,065,220

Realized and unrealized gains (losses)	$3,632,410	$20,841,171	$190,656	$1,870,979
Increase (Decrease) in net assets from operations	$3,534,153	$20,572,129	$128,104	$1,317,661

	GG2	GGR	GT2	GTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$26,617	$794,151	$112,841	$1,419,447
Mortality and expense risk charges	(114,796)	(1,783,789)	(226,669)	(1,940,676)
Distribution and administrative expense charges	(13,776)	(214,055)	(27,200)	(232,881)
Net investment income (loss)	$(101,955)	$(1,203,693)	$(141,028)	$(754,110)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$788,817	$7,533,573	$892,453	$7,996,233
Realized gain distributions	-	-	1,090,421	10,252,869
Net realized gains (losses)	$788,817	$7,533,573	$1,982,874	$18,249,102

Net unrealized appreciation (depreciation) on investments:
End of year	$2,501,296	$41,795,991	$2,192,948	$23,331,082
Beginning of year	2,028,590	27,524,432	1,618,873	18,253,399
Change in unrealized appreciation (depreciation)	$472,706	$14,271,559	$574,075	$5,077,683

Realized and unrealized gains (losses)	$1,261,523	$21,805,132	$2,556,949	$23,326,785
Increase (Decrease) in net assets from operations	$1,159,568	$20,601,439	$2,415,921	$22,572,675

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	MFK	GSS	MFC	HYS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$10,785,400	$15,679,608	$8,319,815	$16,455,359
Mortality and expense risk charges	(3,625,311)	(3,899,378)	(1,552,881)	(2,490,599)
Distribution and administrative expense charges	(435,037)	(467,925)	(186,346)	(298,872)
Net investment income (loss)	$6,725,052	$11,312,305	$6,580,588	$13,665,888

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(1,911,468)	$(5,585,528)	$(1,037,322)	$1,043,343
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,911,468)	$(5,585,528)	$(1,037,322)	$1,043,343

Net unrealized appreciation (depreciation) on investments:
End of year	$(6,102,905)	$(12,550,984)	$2,374,320	$6,126,830
Beginning of year	(5,719,812)	(12,909,479)	(295,552)	4,386,895
Change in unrealized appreciation (depreciation)	$(383,093)	$358,495	$2,669,872	$1,739,935

Realized and unrealized gains (losses)	$(2,294,561)	$(5,227,033)	$1,632,550	$2,783,278
Increase (Decrease) in net assets from operations	$4,430,491	$6,085,272	$8,213,138	$16,449,166

	IG1	IGS	MI1	MII
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$88,703	$848,005	$140,941	$1,464,931
Mortality and expense risk charges	(266,466)	(1,605,365)	(179,108)	(1,501,482)
Distribution and administrative expense charges	(31,976)	(192,644)	(21,493)	(180,178)
Net investment income (loss)	$(209,739)	$(950,004)	$(59,660)	$(216,729)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,475,584	$9,968,896	$1,631,206	$10,861,149
Realized gain distributions	1,506,089	9,808,929	1,389,597	12,489,050
Net realized gains (losses)	$3,981,673	$19,777,825	$3,020,803	$23,350,199

Net unrealized appreciation (depreciation) on investments:
End of year	$6,633,497	$44,917,676	$2,486,383	$31,498,352
Beginning of year	6,166,302	36,760,173	2,346,862	26,275,070
Change in unrealized appreciation (depreciation)	$467,195	$8,157,503	$139,521	$5,223,282

Realized and unrealized gains (losses)	$4,448,868	$27,935,328	$3,160,324	$28,573,481
Increase (Decrease) in net assets from operations	$4,239,129	$26,985,324	$3,100,664	$28,356,752

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
		M1B	MIS	MFL	MIT
		Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$		$318,401	$1,407,570	$6,504,821
Mortality and expense risk charges		(1,172,006)	(4,268,682)	(3,581,743)	(10,062,951)
Distribution and administrative expense charges		(140,641)	(512,242)	(429,809)	(1,207,554)
Net investment income (loss)		$(1,312,647)	$(4,462,523)	$(2,603,982)	$(4,765,684)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$2,840,609	$(32,516,504)	$4,853,248	$(28,871,748)
Realized gain distributions		-	-	-	-
Net realized gains (losses)		$2,840,609	$(32,516,504)	$4,853,248	$(28,871,748)

Net unrealized appreciation (depreciation) on investments:
End of year		$13,496,878	$(5,626,129)	$44,604,682	$73,274,903
Beginning of year		10,701,286	(61,260,139)	20,212,625	(47,302,431)
Change in unrealized appreciation (depreciation)		$2,795,592	$55,634,010	$24,392,057	$120,577,334

Realized and unrealized gains (losses)		$5,636,201	$23,117,506	$29,245,305	$91,705,586
Increase (Decrease) in net assets from operations		$4,323,554	$18,654,983	$26,641,323	$86,939,902

		MC1	MCS	MCV	MM1
		Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$-	$-	$-	$5,668,987
Mortality and expense risk charges		(551,481)	(797,437)	(375,475)	(2,080,449)
Distribution and administrative expense charges		(66,178)	(95,692)	(45,057)	(249,654)
Net investment income (loss)		$(617,659)	$(893,129)	$(420,532)	$3,338,884

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares		$2,599,183	$5,021,236	$641,666	$-
Realized gain distributions		-	-	3,017,748	-
Net realized gains (losses)		$2,599,183	$5,021,236	$3,659,414	$-

Net unrealized appreciation (depreciation) on investments:
End of year		$5,718,267	$7,633,258	$1,339,357	$-
Beginning of year		7,561,541	11,674,220	2,427,218	-
Change in unrealized appreciation (depreciation)		$(1,843,274)	$(4,040,962)	$(1,087,861)	$-

Realized and unrealized gains (losses)		$755,909	$980,274	$2,571,553	$-
Increase (Decrease) in net assets from operations		$138,250	$87,145	$2,151,021	$3,338,884

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
		MMS	M1A	NWD	RE1
		Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$8,603,468	$-	$-	$114,414
Mortality and expense risk charges		(2,407,103)	(1,594,585)	(1,712,562)	(389,420)
Distribution and administrative expense charges		(288,852)	(191,350)	(205,508)	(46,730)
Net investment income (loss)		$5,907,513	$(1,785,935)	$(1,918,070)	$(321,736)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$-	$4,587,817	$2,657,230	$1,625,266
Realized gain distributions		-	-	-
Net realized gains (losses)	$		$4,587,817	$2,657,230	$1,625,266

Net unrealized appreciation (depreciation) on investments:
End of year		$-	$20,402,707	$29,702,508	$5,827,719
Beginning of year		-	11,008,872	16,299,584	4,815,085
Change in unrealized appreciation (depreciation)		$-	$9,393,835	$13,402,924	$1,012,634

Realized and unrealized gains (losses)		$-	$13,981,652	$16,060,154	$2,637,900
Increase (Decrease) in net assets from operations		$5,907,513	$12,195,717	$14,142,084	$2,316,164

		RES	RG1	RGS	RI1
		Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$2,110,511	$47,976	$460,436	$1,073,695
Mortality and expense risk charges		(3,983,618)	(155,413)	(977,696)	(1,778,106)
Distribution and administrative expense charges		(478,034)	(18,650)	(117,324)	(213,373)
Net investment income (loss)		$(2,351,141)	$(126,087)	$(634,584)	$(917,784)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares		$(30,044,374)	$864,164	$3,354,086	$6,443,782
Realized gain distributions		-	-	-	6,552,897
Net realized gains (losses)		$(30,044,374)	$864,164	$3,354,086	$12,996,679

Net unrealized appreciation (depreciation) on investments:
End of year		$31,463,761	$2,785,104	$18,694,136	$31,991,125
Beginning of year		(27,404,271)	2,225,922	12,868,732	18,490,200
Change in unrealized appreciation (depreciation)		$58,868,032	$559,182	$5,825,404	$13,500,925

Realized and unrealized gains (losses)		$28,823,658	$1,423,346	$9,179,490	$26,497,604
Increase (Decrease) in net assets from operations		$26,472,517	$1,297,259	$8,544,906	$25,579,820

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	RIS	SG1	SGS	SI1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,187,249	$-	$-	$1,228,227
Mortality and expense risk charges	(1,356,635)	(597,943)	(423,281)	(300,359)
Distribution and administrative expense charges	(162,796)	(71,753)	(50,794)	(36,043)
Net investment income (loss)	$(332,182)	$(669,696)	$(474,075)	$891,825

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,862,145	$1,338,102	$628,136	$78,874
Realized gain distributions	6,257,126	-	-	234,224
Net realized gains (losses)	$14,119,271	$1,338,102	$628,136	$313,098

Net unrealized appreciation (depreciation) on investments:
End of year	$36,811,174	$4,783,277	$3,834,880	$(72,937)
Beginning of year	27,272,053	3,636,930	2,533,037	130,239
Change in unrealized appreciation (depreciation)	$9,539,121	$1,146,347	$1,301,843	$(203,176)

Realized and unrealized gains (losses)	$23,658,392	$2,484,449	$1,929,979	$109,922
Increase (Decrease) in net assets from operations	$23,326,210	$1,814,753	$1,455,904	$1,001,747

	SIS	SVS	TE1	TEC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$3,304,110	$51,787	$-	$-
Mortality and expense risk charges	(699,212)	(141,898)	(42,802)	(239,410)
Distribution and administrative expense charges	(83,905)	(17,028)	(5,136)	(28,729)
Net investment income (loss)	$2,520,993	$(107,139)	$(47,938)	$(268,139)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$363,055	$301,205	$327,087	$1,238,694
Realized gain distributions	601,843	799,116	-	-
Net realized gains (losses)	$964,898	$1,100,321	$327,087	$1,238,694

Net unrealized appreciation (depreciation) on investments:
End of year	$110,671	$624,831	$767,671	$4,053,421
Beginning of year	879,917	574,518	489,246	1,694,508
Change in unrealized appreciation (depreciation)	$(769,246)	$50,313	$278,425	$2,358,913

Realized and unrealized gains (losses)	$195,652	$1,150,634	$605,512	$3,597,607
Increase (Decrease) in net assets from operations	$2,716,645	$1,043,495	$557,574	$3,329,468

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	MFJ	TRS	MFE	UTS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$17,094,246	$31,789,707	$1,274,796	$9,076,697
Mortality and expense risk charges	(10,236,475)	(14,103,404)	(707,862)	(3,852,221)
Distribution and administrative expense charges	(1,228,377)	(1,692,409)	(84,943)	(462,267)
Net investment income (loss)	$5,629,394	$15,993,894	$481,991	$4,762,209

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$8,725,445	$7,925,254	$4,442,052	$7,054,717
Realized gain distributions	26,026,621	44,831,503	-	-
Net realized gains (losses)	$34,752,066	$52,756,757	$4,442,052	$7,054,717

Net unrealized appreciation (depreciation) on investments:
End of year	$55,433,712	$129,535,798	$18,020,622	$118,258,903
Beginning of year	28,266,674	85,467,353	9,372,377	48,334,173
Change in unrealized appreciation (depreciation)	$27,167,038	$44,068,445	$8,648,245	$69,924,730

Realized and unrealized gains (losses)	$61,919,104	$96,825,202	$13,090,297	$76,979,447
Increase (Decrease) in net assets from operations	$67,548,498	$112,819,096	$13,572,288	$81,741,656

	MV1	MVS	OCA	OGG
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,656,030	$4,728,075	$64,187	$151,710
Mortality and expense risk charges	(1,887,651)	(3,949,948)	(594,359)	(358,528)
Distribution and administrative expense charges	(226,518)	(473,994)	(71,323)	(43,023)
Net investment income (loss)	$(458,139)	$304,133	$(601,495)	$(249,841)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$7,611,374	$17,281,235	$1,241,850	$762,887
Realized gain distributions	4,798,842	11,589,385	-	939,711
Net realized gains (losses)	$12,410,216	$28,870,620	$1,241,850	$1,702,598

Net unrealized appreciation (depreciation) on investments:
End of year	$33,572,765	$90,080,125	$5,027,664	$3,927,889
Beginning of year	23,123,045	65,162,375	3,574,570	1,895,566
Change in unrealized appreciation (depreciation)	$10,449,720	$24,917,750	$1,453,094	$2,032,323

Realized and unrealized gains (losses)	$22,859,936	$53,788,370	$2,694,944	$3,734,921
Increase (Decrease) in net assets from operations	$22,401,797	$54,092,503	$2,093,449	$3,485,080

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	OMG	OMS	PMB	PLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$2,802,508	$2,805	$438,315	$14,487,537
Mortality and expense risk charges	(5,635,789)	(231,282)	(133,777)	(5,410,436)
Distribution and administrative expense charges	(676,295)	(27,754)	(16,053)	(649,252)
Net investment income (loss)	$(3,509,576)	$(256,231)	$288,485	$8,427,849

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,280,562	$625,493	$59,508	$(284,979)
Realized gain distributions	-	354,189	132,636	-
Net realized gains (losses)	$2,280,562	$979,682	$192,144	$(284,979)

Net unrealized appreciation (depreciation) on investments:
End of year	$65,051,556	$2,530,944	$260,594	$(3,831,703)
Beginning of year	18,007,029	1,592,041	127,936	(3,557,156)
Change in unrealized appreciation (depreciation)	$47,044,527	$938,903	$132,658	$(274,547)

Realized and unrealized gains (losses)	$49,325,089	$1,918,585	$324,802	$(559,526)
Increase (Decrease) in net assets from operations	$45,815,513	$1,662,354	$613,287	$7,868,323

	PRR	PTR	PRA	PCR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,431,183	$2,705,004	$94,517	$170,309
Mortality and expense risk charges	(543,688)	(1,001,727)	(24,010)	(43,739)
Distribution and administrative expense charges	(65,243)	(120,207)	(2,881)	(5,249)
Net investment income (loss)	$822,252	$1,583,070	$67,626	$121,321

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(55,234)	$(221,433)	$(2,975)	$(16,797)
Realized gain distributions	962,371	368,461	4,986	18,436
Net realized gains (losses)	$907,137	$147,028	$2,011	$1,639

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,305,606)	$(1,587,302)	$(11,013)	$(264,119)
Beginning of year	(193,830)	(1,132,716)	(1,694)	(3,466)
Change in unrealized appreciation (depreciation)	$(2,111,776)	$(454,586)	$(9,319)	$(260,653)

Realized and unrealized gains (losses)	$(1,204,639)	$(307,558)	$(7,308)	$(259,014)
Increase (Decrease) in net assets from operations	$(382,387)	$1,275,512	$60,318	$(137,693)

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	SSA	LGF	IGB	SRE
	Sub-Account	Sub-Account (h)	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$52,147	$-	$316,976	$1,003,008
Mortality and expense risk charges	(53,131)	(2,789)	(100,750)	(1,140,714)
Distribution and administrative expense charges	(6,376)	(235)	(12,090)	(136,886)
Net investment income (loss)	$(7,360)	$(3,024)	$204,136	$(274,592)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(34,438)	$2,073	$(56,741)	$4,460,018
Realized gain distributions	14,222	-	80,209	3,239,219
Net realized gains (losses)	$(20,216)	$2,073	$23,468	$7,699,237

Net unrealized appreciation (depreciation) on investments:
End of year	$387,293	$42,910	$(32,930)	$18,097,465
Beginning of year	(203,337)		(65,362)	3,334,308
Change in unrealized appreciation (depreciation)	$590,630	$42,910	$32,432	$14,763,157

Realized and unrealized gains (losses)	$570,414	$44,983	$55,900	$22,462,394
Increase (Decrease) in net assets from operations	$563,054	$41,959	$260,036	$22,187,802

	SC3	CMM	WTF	USC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$301,793	$37,383	$2,026	$26
Mortality and expense risk charges	(319,823)	(13,137)	(10,505)	(295)
Distribution and administrative expense charges	(38,379)	(1,576)	(1,261)	(35)
Net investment income (loss)	$(56,409)	$22,670	$(9,740)	$(304)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$2,212,436	$-	$13,286	$18
Realized gain distributions	817,021	-	16,820	374
Net realized gains (losses)	$3,029,457	$-	$30,106	$392

Net unrealized appreciation (depreciation) on investments:
End of year	$6,046,756	$-	$141,870	$1,403
Beginning of year	3,114,916	-	33,477	19
Change in unrealized appreciation (depreciation)	$2,931,840	$-	$108,393	$1,384

Realized and unrealized gains (losses)	$5,961,297	$-	$138,499	$1,776
Increase (Decrease) in net assets from operations	$5,904,888	$22,670	$128,759	$1,472
(h) For the period May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets
	CSC		NMT		NNG		NMI		F10
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (e)	2006	2005 (e)	2006	2005 (e)	2006	2005 (e)	2006	2005 (f)
Operations:
Net investment income (loss)	$(114)	$(40)	$(313)	$(5)	$(1,705)	$(277)	$(614)	$(45)	$22,067	$1,041
Net realized gains (losses)	185	2	625	(1)	158	194	1,301	118	32,882	-
Net unrealized gains (losses)	1,436	20	5,746	(24)	11,040	2,498	13,230	1,266	96,523	(1,579)
Increase (Decrease) in net assets from
operations	$1,507	$(18)	$6,058	$(30)	$9,493	$2,415	$13,917	$1,339	$151,472	$(538)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,915	$6,218	$61,037	$3,181	$71,000	$51,066	$121,430	$10,377	$1,158,982	$244,101
Net transfers between Sub-Accounts and
Fixed Account	35	-	10,788	2,053	95,841	(3,145)	14,492	3,790	1,435,328	-
Withdrawals, surrenders, annuitizations and
contract charges	(7)	-	-	-	(74)	-	-		(15,247)	-
Net accumulation activity	$9,943	$6,218	$71,825	$5,234	$166,767	$47,921	$135,922	$14,167	$2,579,063	$244,101

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$9,943	$6,218	$71,825	$5,234	$166,767	$47,921	$135,922	$14,167	$2,579,063	$244,101

Increase (Decrease) in net assets	$11,450	$6,200	$77,883	$5,204	$176,260	$50,336	$149,839	$15,506	$2,730,535	$243,563

Net Assets:
Beginning of year	$6,200	$	$5,204	$	$50,336	$	$15,506	$	$243,563	$
End of year	$17,650	$6,200	$83,087	$5,204	$226,596	$50,336	$165,345	$15,506	$2,974,098	$243,563

Unit Transactions:
Beginning of year	583	-	462	-	4,598	-	1,299		23,605
Purchased	826	583	4,870	279	6,398	4,885	8,938	958	133,187	23,605
Transferred between Sub-Accounts and Fixed
Accumulation Account	3	-	901	183	8,852	(287)	1,148	341	136,506
Withdrawn, Surrendered and Annuitized	(1)	-	-		(7)				(25,282)
End of year	1,411	583	6,233	462	19,841	4,598	11,385	1,299	268,016	23,605
(e)For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(f)For the period October 31, 2005 (commencement of operations) through December 31, 2005.
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	F15			F20			FMS		TDM			FTG
	Sub-Account			Sub-Account			Sub-Account		Sub-Account			Sub-Account
	Year Ended		Period Ended	Year Ended		Period Ended	Year Ended	Year Ended	Year Ended		Period Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,		December 31,	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
	2006		2005 (f)	2006		2005 (f)	2006	2005	2006		2005 (f)	2006	2005
Operations:
Net investment income (loss)	$25,617		$896	$105,359		$346	$(234,449)	$(188,502)	$(21,509)		$(1,130)	$(81,285)	$(41,008)
Net realized gains (losses)	77,580		1	222,100			2,552,491	498,615	95,614		1,823	757,389	92,256
Net unrealized gains (losses)	261,343		(1,714)	493,030		(457)	4,231,002	1,533,819	861,925		29,558	2,035,968	361,211
Increase (Decrease) in net assets from
operations	$364,540		$(817)	$820,489		$(111)	$6,549,044	$1,843,932	$936,030		$30,251	$2,712,072	$412,459

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,031,331		$189,687	$10,650,714		$66,245	$17,932,205	$8,295,868	$4,074,300		$611,398	$7,237,072	$4,090,080
Net transfers between Sub-Accounts and
Fixed Account	1,773,873		79,831	3,509,402		41,878	9,288,424	3,315,012	1,572,821		338,537	4,227,979	1,392,994
Withdrawals, surrenders, annuitizations and
contract charges	(349,436)		(157)	(104,396)		(69)	(3,675,200)	(1,252,638)	(291,976)		(55,349)	(545,397)	(257,037)
Net accumulation activity	$7,455,768		$269,361	$14,055,720		$108,054	$23,545,429	$10,358,242	$5,355,145		$894,586	$10,919,654	$5,226,037

Annuitization Activity:
Annuitizations	$-		$-	$-		$-	$-	$-	$-		$-	$-	$-
Annuity payments and contract charges	-		-	-		-	(2,196)	(1,990)	-		-	-	-
Net transfers between Sub-Accounts	-		-	-		-	-	-	-		-	-	-
Adjustments to annuity reserves	-		-	-		-	(363)	(285)	-		-	-	-
Net annuitization activity	$-		$-	$-		$-	$(2,559)	$(2,275)	$-		$-	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$7,455,768		$269,361	$14,055,720		$108,054	$23,542,870	$10,355,967	$5,355,145		$894,586	$10,919,654	$5,226,037

Increase (Decrease) in net assets	$7,820,308		$268,544	$14,876,209		$107,943	$30,091,914	$12,199,899	$6,291,175		$924,837	$13,631,726	$5,638,496

Net Assets:
Beginning of year	$268,544	$		$107,943	$		$27,978,414	$15,778,515	$924,837	$		$8,461,348	$2,822,852
End of year	$8,088,852		$268,544	$14,984,152		$107,943	$58,070,328	$27,978,414	$7,216,012		$924,837	$22,093,074	$8,461,348

Unit Transactions:
Beginning of year	25,858			10,353			1,886,907	1,146,446	82,552			518,022	185,270
Purchased	559,998		18,168	1,005,397		6,339	1,125,797	597,636	329,220		56,369	404,263	261,472
Transferred between Sub-Accounts and Fixed
Accumulation Account	164,200		7,705	321,718		4,021	593,573	235,512	125,107		31,280	242,351	91,227
Withdrawn, Surrendered and Annuitized	(34,502)		(15)	(28,560)		(7)	(237,763)	(92,687)	(25,248)		(5,097)	(30,007)	(19,947)
End of year	715,554		25,858	1,308,908		10,353	3,368,514	1,886,907	511,631		82,552	1,134,629	518,022
  For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	FTI		FVS		LAV		LA1		LA9
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(1,949,558)	$(1,223,843)	$(302,895)	$(163,221)	$(147,845)	$(85,593)	$(565,458)	$(904,299)	$(783,542)	$(375,765)
Net realized gains (losses)	6,971,300	3,452,096	2,290,414	888,015	1,071,701	126,621	11,062,770	15,881,514	1,086,124	501,010
Net unrealized gains (losses)	56,227,353	14,258,164	1,380,519	269,153	752,919	381,290	22,787,968	(11,217,586)	2,362,173	897,097
Increase (Decrease) in net assets from
operations	$61,249,095	$16,486,417	$3,368,038	$993,947	$1,676,775	$422,318	$33,285,280	$3,759,629	$2,664,755	$1,022,342

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$144,049,990	$94,552,775	$8,433,637	$4,710,851	$9,639,253	$3,580,006	$90,941,531	$63,348,297	$20,928,850	$13,940,799
Net transfers between Sub-Accounts and
Fixed Account	26,759,979	14,124,276	3,194,026	740,975	2,976,799	741,809	22,609,610	(18,043,881)	7,679,452	3,159,484
Withdrawals, surrenders, annuitizations and
contract charges	(19,539,053)	(8,651,998)	(1,599,488)	(719,383)	(1,284,681)	(476,755)	(14,208,187)	(8,033,358)	(2,280,937)	(837,860)
Net accumulation activity	$151,270,916	$100,025,053	$10,028,175	$4,732,443	$11,331,371	$3,845,060	$99,342,954	$37,271,058	$26,327,365	$16,262,423

Annuitization Activity:
Annuitizations	$-	$34,094	$-	$-	$-	$-	$-	$29,764	$-	$3,485
Annuity payments and contract charges	(12,275)	(8,629)	(2,401)	(2,165)	-	-	(15,223)	(12,131)	(917)	(688)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,428)	(1,204)	(377)	(297)	-	-	(2,726)	(2,347)	(59)	(50)
Net annuitization activity	$(13,703)	$24,261	$(2,778)	$(2,462)	$-	$-	$(17,949)	$15,286	$(976)	$2,747
Increase (Decrease) in net assets from
contract owner transactions	$151,257,213	$100,049,314	$10,025,397	$4,729,981	$11,331,371	$3,845,060	$99,325,005	$37,286,344	$26,326,389	$16,265,170

Increase (Decrease) in net assets	$212,506,308	$116,535,731	$13,393,435	$5,723,928	$13,008,146	$4,267,378	$132,610,285	$41,045,973	$28,991,144	$17,287,512

Net Assets:
Beginning of year	$236,905,307	$120,369,576	$18,622,511	$12,898,583	$8,330,401	$4,063,023	$174,257,651	$133,211,678	$30,716,359	$13,428,847
End of year	$449,411,615	$236,905,307	$32,015,946	$18,622,511	$21,338,547	$8,330,401	$306,867,936	$174,257,651	$59,707,503	$30,716,359

Unit Transactions:
Beginning of year	15,021,292	8,240,520	1,065,024	784,791	673,060	344,432	11,563,674	8,986,821	2,675,259	1,203,674
Purchased	8,501,667	6,468,289	446,568	284,849	725,675	308,999	5,621,684	4,375,897	1,779,483	1,273,976
Transferred between Sub-Accounts and Fixed
Accumulation Account	1,576,633	943,675	170,833	39,422	225,941	62,863	1,377,581	(1,210,470)	651,802	285,478
Withdrawn, Surrendered and Annuitized	(1,193,176)	(631,192)	(85,271)	(44,038)	(94,625)	(43,234)	(911,844)	(588,574)	(203,966)	(87,869)
End of year	23,906,416	15,021,292	1,597,154	1,065,024	1,530,051	673,060	17,651,095	11,563,674	4,902,578	2,675,259
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	LA2		MF7		BDS		MFD		CAS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(714,382)	$(471,523)	$3,239,683	$3,136,240	$6,062,225	$7,116,061	$(473,094)	$(376,850)	$(5,785,742)	$(4,290,701)
Net realized gains (losses)	6,949,356	6,143,075	(625,930)	1,243,423	(560,119)	3,764,523	1,414,284	265,650	(23,183,696)	(78,660,688)
Net unrealized gains (losses)	775,661	(3,249,341)	(323,132)	(4,437,725)	(1,218,764)	(10,425,182)	312,628	(46,730)	50,763,288	85,325,353
Increase (Decrease) in net assets from
operations	$7,010,635	$2,422,211	$2,290,621	$(58,062)	$4,283,342	$455,402	$1,253,818	$(157,930)	$21,793,850	$2,373,964

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$26,148,959	$16,628,312	$3,541,989	$5,898,613	$1,429,134	$1,640,530	$447,563	$358,600	$3,271,217	$4,595,663
Net transfers between Sub-Accounts and
Fixed Account	6,832,710	(12,208,420)	4,236,410	2,642,761	3,207,474	6,111,732	(202,471)	2,271,952	(22,018,513)	78,736,198
Withdrawals, surrenders, annuitizations and
contract charges	(3,736,971)	(1,887,985)	(9,419,037)	(6,276,972)	(31,343,359)	(28,462,559)	(4,924,690)	(2,901,582)	(100,887,714)	(101,849,234)
Net accumulation activity	$29,244,698	$2,531,907	$(1,640,638)	$2,264,402	$(26,706,751)	$(20,710,297)	$(4,679,598)	$(271,030)	$(119,635,010)	$(18,517,373)

Annuitization Activity:
Annuitizations	$-	$7,205	$-	$-	$88,147	$-	$-	$-	$182,024	$419,455
Annuity payments and contract charges	(5,159)	(4,565)	(1,696)	(1,785)	(65,814)	(62,907)	(1,813)	(1,863)	(627,696)	(491,722)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(614)	(535)	(161)	(156)	18,451	169,503	(271)	(197)	(45,843)	(40,534)
Net annuitization activity	$(5,773)	$2,105	$(1,857)	$(1,941)	$40,784	$106,596	$(2,084)	$(2,060)	$(491,515)	$(112,801)
Increase (Decrease) in net assets from
Contract owner transactions	$29,238,925	$2,534,012	$(1,642,495)	$2,262,461	$(26,665,967)	$(20,603,701)	$(4,681,682)	$(273,090)	$(120,126,525)	$(18,630,174)

Increase (Decrease) in net assets	$36,249,560	$4,956,223	$648,126	$2,204,399	$(22,382,625)	$(20,148,299)	$(3,427,864)	$(431,020)	$(98,332,675)	$(16,256,210)

Net Assets:
Beginning of year	$45,585,122	$40,628,899	$75,047,190	$72,842,791	$141,413,865	$161,562,164	$32,540,878	$32,971,898	$548,698,901	$564,955,111
End of year	$81,834,682	$45,585,122	$75,695,316	$75,047,190	$119,031,240	$141,413,865	$29,113,014	$32,540,878	$450,366,226	$548,698,901

Unit Transactions:
Beginning of year	2,743,587	2,592,930	6,270,011	6,078,648	9,925,405	11,381,676	3,518,217	3,522,979	41,628,520	41,868,827
Purchased	1,544,166	1,064,983	294,011	497,139	99,201	112,475	47,151	37,483	313,748	355,788
Transferred between Sub-Accounts and Fixed
Accumulation Account	406,759	(786,503)	341,542	224,489	180,658	404,556	(21,425)	277,473	(1,383,249)	6,072,375
Withdrawn, Surrendered and Annuitized	(223,274)	(127,823)	(772,232)	(530,265)	(2,145,407)	(1,973,302)	(531,564)	(319,718)	(7,068,227)	(6,668,470)
End of year	4,471,238	2,743,587	6,133,332	6,270,011	8,059,857	9,925,405	3,012,379	3,518,217	33,490,792	41,628,520
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	CO1		COS		MFF		EGS		EM1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(198,364)	$(129,838)	$(1,624,864)	$(1,051,656)	$(296,313)	$(274,326)	$(4,054,889)	$(4,680,774)	$(98,257)	$(79,153)
Net realized gains (losses)	401,028	149,765	(25,390,310)	(37,726,309)	1,240,630	308,993	(41,708,395)	(90,895,883)	3,857,380	761,334
Net unrealized gains (losses)	1,572,352	(98,824)	47,707,450	37,922,114	118,898	1,211,117	62,982,516	117,240,832	(224,970)	1,681,975
Increase (Decrease) in net assets from
operations	$1,775,016	$(78,897)	$20,692,276	$(855,851)	$1,063,215	$1,245,784	$17,219,232	$21,664,175	$3,534,153	$2,364,156

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,260,601	$732,303	$1,904,733	$2,399,239	$1,540,676	$816,801	$2,551,995	$2,961,834	$3,116,039	$480,067
Net transfers between Sub-Accounts and
Fixed Account	(488,323)	(1,257,138)	(14,125,390)	(17,692,371)	122,580	(406,758)	(14,795,779)	(26,080,867)	4,201,069	1,833,337
Withdrawals, surrenders, annuitizations and
contract charges	(1,369,937)	(1,083,644)	(34,426,630)	(35,142,490)	(2,507,591)	(1,442,541)	(57,102,777)	(58,185,524)	(2,657,229)	(625,877)
Net accumulation activity	$(597,659)	$(1,608,479)	$(46,647,287)	$(50,435,622)	$(844,335)	$(1,032,498)	$(69,346,561)	$(81,304,557)	$4,659,879	$1,687,527

Annuitization Activity:
Annuitizations	$-	$-	$60,913	$9,372	$-	$-	$86,703	$87,768	$-	$-
Annuity payments and contract charges	(6,870)	(6,723)	(58,899)	(62,048)	-	-	(145,799)	(161,097)	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(917)	(612)	(14,241)	(11,834)	(427)	364	(18,553)	68,837	-	-
Net annuitization activity	$(7,787)	$(7,335)	$(12,227)	$(64,510)	$(427)	$364	$(77,649)	$(4,492)	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$(605,446)	$(1,615,814)	$(46,659,514)	$(50,500,132)	$(844,762)	$(1,032,134)	$(69,424,210)	$(81,309,049)	$4,659,879	$1,687,527

Increase (Decrease) in net assets	$1,169,570	$(1,694,711)	$(25,967,238)	$(51,355,983)	$218,453	$213,650	$(52,204,978)	$(59,644,874)	$8,194,032	$4,051,683

Net Assets:
Beginning of year	$14,992,153	$16,686,864	$194,106,985	$245,462,968	$18,519,452	$18,305,802	$315,569,435	$375,214,309	$10,352,754	$6,301,071
End of year	$16,161,723	$14,992,153	$168,139,747	$194,106,985	$18,737,905	$18,519,452	$263,364,457	$315,569,435	$18,546,786	$10,352,754

Unit Transactions:
Beginning of year	1,483,374	1,675,705	21,130,668	26,220,995	1,747,003	1,863,783	30,633,904	37,868,174	441,657	340,870
Purchased	86,019	57,107	194,644	313,249	107,685	64,874	263,502	398,555	226,014	37,143
Transferred between Sub-Accounts and Fixed
Accumulation Account	(55,987)	(133,405)	(1,587,608)	(2,013,497)	(1,528)	(35,910)	(1,496,908)	(2,730,091)	245,982	93,800
Withdrawn, Surrendered and Annuitized	(136,175)	(116,033)	(3,238,431)	(3,390,079)	(237,796)	(145,744)	(4,784,428)	(4,902,734)	(99,978)	(30,156)
End of year	1,377,231	1,483,374	16,499,273	21,130,668	1,615,364	1,747,003	24,616,070	30,633,904	813,675	441,657
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	EME		GG1		GGS		GG2		GGR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(269,042)	$(485,707)	$(62,552)	$407,553	$(553,318)	$4,738,940	$(101,955)	$(100,475)	$(1,203,693)	$(1,403,083)
Net realized gains (losses)	30,636,607	8,043,111	(240,777)	(83,260)	(1,194,241)	499,965	788,817	437,073	7,533,573	(3,627,490)
Net unrealized gains (losses)	(9,795,436)	12,740,867	431,433	(752,952)	3,065,220	(9,835,773)	472,706	222,273	14,271,559	16,422,115
Increase (Decrease) in net assets from
operations	$20,572,129	$20,298,271	$128,104	$(428,659)	$1,317,661	$(4,596,868)	$1,159,568	$558,871	$20,601,439	$11,391,542

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$898,939	$284,219	$188,953	$81,495	$233,405	$389,913	$128,768	$85,123	$997,480	$912,531
Net transfers between Sub-Accounts and
Fixed Account	3,256,059	14,209,394	174,553	208,862	(766,992)	848,113	1,107,840	(144,759)	428,100	(5,293,714)
Withdrawals, surrenders, annuitizations and
contract charges	(18,202,140)	(10,511,540)	(959,659)	(447,370)	(8,354,263)	(9,303,652)	(1,307,179)	(698,965)	(27,659,328)	(26,234,722)
Net accumulation activity	$(14,047,142)	$3,982,073	$(596,153)	$(157,013)	$(8,887,850)	$(8,065,626)	$(70,571)	$(758,601)	$(26,233,748)	$(30,615,905)

Annuitization Activity:
Annuitizations	$-	$7,876	$-	$-	$26,422	$111,898	$-	$-	$142,026	$-
Annuity payments and contract charges	(61,782)	(24,718)	(1,813)	(1,902)	(131,151)	(36,669)	(2,114)	(1,895)	(110,736)	(95,928)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(36,528)	(32,086)	(165)	(111)	(137)	2,622	(341)	(272)	(3,998)	396
Net annuitization activity	$(98,310)	$(48,928)	$(1,978)	$(2,013)	$(104,866)	$77,851	$(2,455)	$(2,167)	$27,292	$(95,532)
Increase (Decrease) in net assets from
contract owner transactions	$(14,145,452)	$3,933,145	$(598,131)	$(159,026)	$(8,992,716)	$(7,987,775)	$(73,026)	$(760,768)	$(26,206,456)	$(30,711,437)

Increase (Decrease) in net assets	$6,426,677	$24,231,416	$(470,027)	$(587,685)	$(7,675,055)	$(12,584,643)	$1,086,542	$(201,897)	$(5,605,017)	$(19,319,895)

Net Assets:
Beginning of year	$81,260,933	$57,029,517	$4,232,469	$4,820,154	$43,876,264	$56,460,907	$7,538,233	$7,740,130	$145,928,483	$165,248,378
End of year	$87,687,610	$81,260,933	$3,762,442	$4,232,469	$36,201,209	$43,876,264	$8,624,775	$7,538,233	$140,323,466	$145,928,483

Unit Transactions:
Beginning of year	3,923,235	3,707,620	327,850	340,389	2,809,654	3,280,149	552,979	614,351	8,221,692	9,885,010
Purchased	35,126	13,816	14,571	5,907	15,346	20,411	9,289	6,426	56,173	54,583
Transferred between Sub-Accounts and Fixed
Accumulation Account	119,471	786,970	14,065	14,937	(61,525)	58,577	75,554	(9,898)	119,395	(357,428)
Withdrawn, Surrendered and Annuitized	(776,918)	(585,171)	(72,694)	(33,383)	(528,499)	(549,483)	(88,922)	(57,900)	(1,333,952)	(1,360,473)
End of year	3,300,914	3,923,235	283,792	327,850	2,234,976	2,809,654	548,900	552,979	7,063,308	8,221,692
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	GT2		GTR		MFK		GSS		MFC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(141,028)	$349,518	$(754,110)	$4,515,169	$6,725,052	$4,943,085	$11,312,305	$12,565,709	$6,580,588	$5,159,486
Net realized gains (losses)	1,982,874	1,380,816	18,249,102	13,987,861	(1,911,468)	(1,022,090)	(5,585,528)	(2,015,037)	(1,037,322)	438,081
Net unrealized gains (losses)	574,075	(1,380,048)	5,077,683	(14,869,273)	(383,093)	(3,448,153)	358,495	(7,209,278)	2,669,872	(5,181,899)
Increase (Decrease) in net assets from
operations	$2,415,921	$350,286	$22,572,675	$3,633,757	$4,430,491	$472,842	$6,085,272	$3,341,394	$8,213,138	$415,668

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$432,332	$974,030	$1,051,442	$1,414,997	$56,642,283	$43,461,194	$3,344,573	$4,675,176	$19,354,502	$15,071,601
Net transfers between Sub-Accounts and
Fixed Account	927,396	2,400,700	10,318,948	18,721,768	28,931,340	10,741,708	399,815	(368,890)	3,656,850	(2,294,866)
Withdrawals, surrenders, annuitizations
and contract charges	(1,980,174)	(1,389,697)	(33,502,644)	(28,086,144)	(22,941,550)	(18,447,788)	(70,684,308)	(70,344,240)	(11,638,843)	(10,086,647)
Net accumulation activity	$(620,446)	$1,985,033	$(22,132,254)	$(7,949,379)	$62,632,073	$35,755,114	$(66,939,920)	$(66,037,954)	$11,372,509	$2,690,088

Annuitization Activity:
Annuitizations	$-	$-	$6,591	$180,341	$-	$15,734	$475,216	$84,194	$-	$3,861
Annuity payments and contract charges	(2,100)	(1,970)	(167,127)	(149,588)	(17,987)	(17,362)	(267,284)	(286,165)	(7,671)	(7,273)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(296)	(218)	(95,225)	36,634	(3,619)	(3,811)	(75,099)	207,911	(1,608)	(1,482)
Net annuitization activity	$(2,396)	$(2,188)	$(255,761)	$67,387	$(21,606)	$(5,439)	$132,833	$5,940	$(9,279)	$(4,894)
Increase (Decrease) in net assets from
contract owner transactions	$(622,842)	$1,982,845	$(22,388,015)	$(7,881,992)	$62,610,467	$35,749,675	$(66,807,087)	$(66,032,014)	$11,363,230	$2,685,194

Increase (Decrease) in net assets	$1,793,079	$2,333,131	$184,660	$(4,248,235)	$67,040,958	$36,222,517	$(60,721,815)	$(62,690,620)	$19,576,368	$3,100,862

Net Assets:
Beginning of year	$16,498,684	$14,165,553	$156,049,255	$160,297,490	$205,291,955	$169,069,438	$344,042,581	$406,733,201	$95,167,528	$92,066,666
End of year	$18,291,763	$16,498,684	$156,233,915	$156,049,255	$272,332,913	$205,291,955	$283,320,766	$344,042,581	$114,743,896	$95,167,528

Unit Transactions:
Beginning of year	1,195,804	1,049,400	8,201,461	8,363,603	19,255,861	15,785,190	22,849,712	26,991,543	7,227,900	7,034,638
Purchased	28,281	71,697	53,566	78,262	5,457,295	4,185,925	237,675	310,904	1,406,471	1,148,789
Transferred between Sub-Accounts and
Fixed Accumulation Account	55,914	179,527	549,127	1,133,661	2,767,847	1,042,444	43,682	20,383	243,007	(167,745)
Withdrawn, Surrendered and Annuitized	(130,349)	(104,820)	(1,545,822)	(1,374,065)	(2,172,298)	(1,757,698)	(4,548,910)	(4,473,118)	(857,109)	(787,782)
End of year	1,149,650	1,195,804	7,258,332	8,201,461	25,308,705	19,255,861	18,582,159	22,849,712	8,020,269	7,227,900

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	HYS		IG1		IGS		MI1		MII
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$13,665,888	$16,583,114	$(209,739)	$(139,436)	$(950,004)	$(580,350)	$(59,660)	$(60,142)	$(216,729)	$(302,197)
Net realized gains (losses)	1,043,343	(608,245)	3,981,673	1,243,214	19,777,825	4,193,256	3,020,803	686,620	23,350,199	5,442,783
Net unrealized gains (losses)	1,739,935	(14,566,351)	467,195	1,006,266	8,157,503	10,677,698	139,521	567,446	5,223,282	7,259,782
Increase (Decrease) in net assets from
operations	$16,449,166	$1,408,518	$4,239,129	$2,110,044	$26,985,324	$14,290,604	$3,100,664	$1,193,924	$28,356,752	$12,400,368

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,669,446	$1,877,206	$446,346	$295,725	$1,020,027	$716,020	$231,030	$219,342	$1,117,644	$778,821
Net transfers between Sub-Accounts and
Fixed Account	(2,403,644)	(10,914,620)	834,737	(114,486)	5,042,260	806,816	3,396,874	3,293,495	18,016,000	24,618,251
Withdrawals, surrenders, annuitizations
and contract charges	(44,119,232)	(45,388,131)	(2,865,599)	(1,611,402)	(21,189,319)	(15,624,729)	(2,901,252)	(518,923)	(22,779,644)	(14,876,076)
Net accumulation activity	$(44,853,430)	$(54,425,545)	$(1,584,516)	$(1,430,163)	$(15,127,032)	$(14,101,893)	$726,652	$2,993,914	$(3,646,000)	$10,520,996

Annuitization Activity:
Annuitizations	$46,421	$177,130	$-	$-	$19,077	$10,297	$-	$-	$-	$-
Annuity payments and contract charges	(302,946)	(133,203)	-	-	(32,077)	(24,069)	-	-	(43,454)	(23,404)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	50,603	(24,135)	(165)	(81)	(10,659)	(5,406)	-	-	(29,289)	14,392
Net annuitization activity	$(205,922)	$19,792	$(165)	$(81)	$(23,659)	$(19,178)	$-	$-	$(72,743)	$(9,012)
Increase (Decrease) in net assets from
contract owner transactions	$(45,059,352)	$(54,405,753)	$(1,584,681)	$(1,430,244)	$(15,150,691)	$(14,121,071)	$726,652	$2,993,914	$(3,718,743)	$10,511,984

Increase (Decrease) in net assets	$(28,610,186)	$(52,997,235)	$2,654,448	$679,800	$11,834,633	$169,533	$3,827,316	$4,187,838	$24,638,009	$22,912,352

Net Assets:
Beginning of year	$214,798,743	$267,795,978	$18,247,713	$17,567,913	$119,334,575	$119,165,042	$10,873,687	$6,685,849	$105,062,829	$82,150,477
End of year	$186,188,557	$214,798,743	$20,902,161	$18,247,713	$131,169,208	$119,334,575	$14,701,003	$10,873,687	$129,700,838	$105,062,829

Unit Transactions:
Beginning of year	14,094,783	17,473,238	1,221,898	1,328,474	8,840,529	9,969,224	661,889	464,476	5,984,457	5,206,659
Purchased	116,036	120,125	27,024	21,208	66,415	55,567	11,654	13,590	57,377	46,241
Transferred between Sub-Accounts and
Fixed Accumulation Account	(155,238)	(690,416)	47,674	(9,706)	304,306	65,086	183,092	218,018	893,568	1,586,799
Withdrawn, Surrendered and Annuitized	(2,708,002)	(2,808,164)	(170,368)	(118,078)	(1,360,519)	(1,249,348)	(153,365)	(34,195)	(1,097,291)	(855,242)
End of year	11,347,579	14,094,783	1,126,228	1,221,898	7,850,731	8,840,529	703,270	661,889	5,838,111	5,984,457

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	M1B		MIS		MFL		MIT		MC1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(1,312,647)	$(1,033,378)	$(4,462,523)	$(3,558,811)	$(2,603,982)	$(1,196,005)	$(4,765,684)	$(4,043,090)	$(617,659)	$(657,849)
Net realized gains (losses)	2,840,609	906,367	(32,516,504)	(52,016,751)	4,853,248	1,694,726	(28,871,748)	(49,530,970)	2,599,183	1,461,744
Net unrealized gains (losses)	2,795,592	2,046,378	55,634,010	64,611,410	24,392,057	8,643,645	120,577,334	105,268,694	(1,843,274)	(452,260)
Increase (Decrease) in net assets from
operations	$4,323,554	$1,919,367	$18,654,983	$9,035,848	$26,641,323	$9,142,366	$86,939,902	$51,694,634	$138,250	$351,635

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$6,419,803	$6,618,077	$2,703,815	$2,961,399	$81,073,506	$48,524,695	$7,051,917	$7,191,804	$847,927	$1,776,762
Net transfers between Sub-Accounts and
Fixed Account	(1,867,565)	(176,125)	(20,440,145)	(25,634,138)	20,863,108	62,520,334	(26,928,173)	(32,262,023)	(1,022,157)	(2,379,908)
Withdrawals, surrenders, annuitizations
and contract charges	(8,892,827)	(5,407,268)	(57,038,071)	(52,665,488)	(17,984,649)	(10,225,205)	(165,854,065)	(161,313,860)	(5,000,852)	(3,429,952)
Net accumulation activity	$(4,340,589)	$1,034,684	$(74,774,401)	$(75,338,227)	$83,951,965	$100,819,824	$(185,730,321)	$(186,384,079)	$(5,175,082)	$(4,033,098)

Annuitization Activity:
Annuitizations	$-	$-	$136,017	$167,871	$-	$9,176	$442,410	$265,966	$-	$-
Annuity payments and contract charges	(1,353)	(1,322)	(95,740)	(96,365)	(4,041)	(3,030)	(510,623)	(584,424)	(1,498)	(1,482)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(157)	(150)	(8,117)	(3,497)	(871)	(768)	(142,634)	(37,994)	(140)	(162)
Net annuitization activity	$(1,510)	$(1,472)	$32,160	$68,009	$(4,912)	$5,378	$(210,847)	$(356,452)	$(1,638)	$(1,644)
Increase (Decrease) in net assets from
contract owner transactions	$(4,342,099)	$1,033,212	$(74,742,241)	$(75,270,218)	$83,947,053	$100,825,202	$(185,941,168)	$(186,740,531)	$(5,176,720)	$(4,034,742)

Increase (Decrease) in net assets	$(18,545)	$2,952,579	$(56,087,258)	$(66,234,370)	$110,588,376	$109,967,568	$(99,001,266)	$(135,045,897)	$(5,038,470)	$(3,683,107)

Net Assets:
Beginning of year	$78,659,290	$75,706,711	$365,666,252	$431,900,622	$185,054,959	$75,087,391	$858,600,168	$993,646,065	$40,389,836	$44,072,943
End of year	$78,640,745	$78,659,290	$309,578,994	$365,666,252	$295,643,335	$185,054,959	$759,598,902	$858,600,168	$35,351,366	$40,389,836

Unit Transactions:
Beginning of year	7,285,892	7,277,585	43,809,878	52,900,145	14,452,676	7,171,814	59,467,044	71,195,865	3,978,465	4,467,480
Purchased	498,468	585,724	331,428	365,565	5,525,704	3,620,458	494,788	576,585	83,713	168,616
Transferred between Sub-Accounts and
Fixed Accumulation Account	(154,128)	(16,700)	(2,507,580)	(3,254,704)	1,386,179	4,587,800	(1,858,078)	(2,376,201)	(126,108)	(287,385)
Withdrawn, Surrendered and Annuitized	(866,737)	(560,717)	(6,246,085)	(6,201,128)	(1,441,814)	(927,396)	(10,181,494)	(9,929,205)	(549,335)	(370,246)
End of year	6,763,495	7,285,892	35,387,641	43,809,878	19,922,745	14,452,676	47,922,260	59,467,044	3,386,735	3,978,465

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	MCS		MCV		MM1		MMS		M1A
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(893,129)	$(1,052,820)	$(420,532)	$(407,130)	$3,338,884	$753,497	$5,907,513	$2,633,473	$(1,785,935)	$(1,099,248)
Net realized gains (losses)	5,021,236	3,972,155	3,659,414	3,818,857	-	-	-	-	4,587,817	696,265
Net unrealized gains (losses)	(4,040,962)	(2,471,284)	(1,087,861)	(2,039,365)	-	-	-	-	9,393,835	4,109,208
Increase (Decrease) in net assets from
operations	$87,145	$448,051	$2,151,021	$1,372,362	$3,338,884	$753,497	$5,907,513	$2,633,473	$12,195,717	$3,706,225

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$447,221	$496,352	$544,143	$1,740,028	$47,732,535	$35,338,140	$10,379,663	$10,162,763	$36,655,110	$24,188,648
Net transfers between Sub-Accounts and
Fixed Account	(3,463,195)	(4,910,417)	(1,040,782)	272,585	24,941,438	20,039,535	91,383,956	71,780,580	5,504,921	4,241,256
Withdrawals, surrenders, annuitizations
and contract charges	(12,252,132)	(11,189,733)	(2,835,250)	(1,811,200)	(39,267,818)	(22,962,808)	(116,844,137)	(121,034,104)	(8,526,656)	(4,050,830)
Net accumulation activity	$(15,268,106)	$(15,603,798)	$(3,331,889)	$201,413	$33,406,155	$32,414,867	$(15,080,518)	$(39,090,761)	$33,633,375	$24,379,074

Annuitization Activity:
Annuitizations	$8,063	$-	$-	$-	$-	$17,988	$194,051	$408,596	$-	$9,537
Annuity payments and contract charges	(12,655)	(16,223)	(151)	(144)	(23,945)	(22,657)	(285,303)	(289,212)	(7,355)	(6,180)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	3,251	(1,687)	(23)	(20)	(2,127)	(2,552)	(34,535)	4,455	(938)	(753)
Net annuitization activity	$(1,341)	$(17,910)	$(174)	$(164)	$(26,072)	$(7,221)	$(125,787)	$123,839	$(8,293)	$2,604
Increase (Decrease) in net assets from
contract owner transactions	$(15,269,447)	$(15,621,708)	$(3,332,063)	$201,249	$33,380,083	$32,407,646	$(15,206,305)	$(38,966,922)	$33,625,082	$24,381,678

Increase (Decrease) in net assets	$(15,182,302)	$(15,173,657)	$(1,181,042)	$1,573,611	$36,718,967	$33,161,143	$(9,298,792)	$(36,333,449)	$45,820,799	$28,087,903

Net Assets:
Beginning of year	$68,651,430	$83,825,087	$25,549,351	$23,975,740	$117,199,576	$84,038,433	$191,927,367	$228,260,816	$82,239,579	$54,151,676
End of year	$53,469,128	$68,651,430	$24,368,309	$25,549,351	$153,918,543	$117,199,576	$182,628,575	$191,927,367	$128,060,378	$82,239,579

Unit Transactions:
Beginning of year	12,048,420	14,935,080	1,682,084	1,649,863	11,958,338	8,633,307	15,938,732	19,134,186	6,422,025	4,707,914
Purchased	78,025	91,977	34,925	126,139	4,902,533	3,695,752	836,746	837,549	2,450,426	1,817,450
Transferred between Sub-Accounts and
Fixed Accumulation Account	(638,672)	(937,855)	(66,820)	32,028	2,188,498	1,491,596	6,692,374	5,232,383	376,434	281,762
Withdrawn, Surrendered and Annuitized	(2,164,160)	(2,040,782)	(182,968)	(125,946)	(3,719,366)	(1,862,317)	(8,715,904)	(9,265,386)	(704,525)	(385,101)
End of year	9,323,613	12,048,420	1,467,221	1,682,084	15,330,003	11,958,338	14,751,948	15,938,732	8,544,360	6,422,025

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	NWD		RE1		RES		RG1		RGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(1,918,070)	$(2,066,947)	$(321,736)	$(309,409)	$(2,351,141)	$(3,088,143)	$(126,087)	$(101,190)	$(634,584)	$(578,321)
Net realized gains (losses)	2,657,230	(4,566,892)	1,625,266	886,042	(30,044,374)	(46,532,878)	864,164	288,429	3,354,086	1,111,794
Net unrealized gains (losses)	13,402,924	10,556,317	1,012,634	960,746	58,868,032	72,072,584	559,182	248,578	5,825,404	3,243,621
Increase (Decrease) in net assets from
operations	$14,142,084	$3,922,478	$2,316,164	$1,537,379	$26,472,517	$22,451,563	$1,297,259	$435,817	$8,544,906	$3,777,094

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$948,849	$847,170	$2,310,816	$3,237,528	$3,106,787	$2,711,614	$241,147	$30,188	$743,733	$696,223
Net transfers between Sub-Accounts and
Fixed Account	(4,599,333)	(10,303,966)	(359,253)	(44,410)	(16,159,167)	(16,842,629)	2,784,437	387,312	6,351,781	5,711,630
Withdrawals, surrenders, annuitizations
and contract charges	(22,572,953)	(21,263,992)	(3,243,998)	(2,196,371)	(68,380,487)	(71,202,208)	(1,631,089)	(774,018)	(15,821,795)	(12,416,009)
Net accumulation activity	$(26,223,437)	$(30,720,788)	$(1,292,435)	$996,747	$(81,432,867)	$(85,333,223)	$1,394,495	$(356,518)	$(8,726,281)	$(6,008,156)

Annuitization Activity:
Annuitizations	$44,029	$44,442	$-	$-	$51,212	$30,358	$-	$-	$-	$14,165
Annuity payments and contract charges	(47,257)	(49,118)	(1,840)	(1,798)	(239,516)	(264,185)	-	-	(41,670)	(22,485)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(8,874)	(9,087)	(218)	(198)	(74,711)	46,003	-	-	2,742	(7,062)
Net annuitization activity	$(12,102)	$(13,763)	$(2,058)	$(1,996)	$(263,015)	$(187,824)	$-	$-	$(38,928)	$(15,382)
Increase (Decrease) in net assets from
contract owner transactions	$(26,235,539)	$(30,734,551)	$(1,294,493)	$994,751	$(81,695,882)	$(85,521,047)	$1,394,495	$(356,518)	$(8,765,209)	$(6,023,538)

Increase (Decrease) in net assets	$(12,093,455)	$(26,812,073)	$1,021,671	$2,532,130	$(55,223,365)	$(63,069,484)	$2,691,754	$79,299	$(220,303)	$(2,246,444)

Net Assets:
Beginning of year	$137,501,927	$164,314,000	$27,431,958	$24,899,828	$352,950,696	$416,020,180	$9,951,870	$9,872,571	$78,190,704	$80,437,148
End of year	$125,408,472	$137,501,927	$28,453,629	$27,431,958	$297,727,331	$352,950,696	$12,643,624	$9,951,870	$77,970,401	$78,190,704

Unit Transactions:
Beginning of year	12,797,342	15,598,558	2,260,668	2,212,955	23,187,138	28,414,936	870,283	905,199	6,688,530	7,171,116
Purchased	85,580	78,127	160,843	266,534	239,177	209,773	20,630	2,824	62,559	60,784
Transferred between Sub-Accounts and
Fixed Accumulation Account	(435,237)	(951,994)	(47,374)	(16,685)	(1,153,335)	(1,185,133)	227,234	33,373	540,983	493,062
Withdrawn, Surrendered and Annuitized	(1,823,317)	(1,927,349)	(261,426)	(202,136)	(4,087,458)	(4,252,438)	(138,731)	(71,113)	(1,288,488)	(1,036,432)
End of year	10,624,368	12,797,342	2,112,711	2,260,668	18,185,522	23,187,138	979,416	870,283	6,003,584	6,688,530

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	RI1		RIS		SG1		SGS		SI1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(917,784)	$(802,386)	$(332,182)	$(576,670)	$(669,696)	$(635,402)	$(474,075)	$(442,231)	$891,825	$1,175,357
Net realized gains (losses)	12,996,679	3,963,011	14,119,271	3,057,266	1,338,102	837,007	628,136	(2,028,240)	313,098	463,425
Net unrealized gains (losses)	13,500,925	7,200,026	9,539,121	9,687,272	1,146,347	(369,892)	1,301,843	2,214,864	(203,176)	(1,648,182)
Increase (Decrease) in net assets from
operations	$25,579,820	$10,360,651	$23,326,210	$12,167,868	$1,814,753	$(168,287)	$1,455,904	$(255,607)	$1,001,747	$(9,400)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$36,303,078	$21,667,728	$912,018	$451,503	$2,024,888	$3,477,517	$424,552	$116,817	$244,594	$348,779
Net transfers between Sub-Accounts and
Fixed Account	7,278,035	(844,724)	12,028,268	5,119,489	(867,119)	(1,313,001)	(2,627,730)	(3,430,862)	1,537,052	1,226,603
Withdrawals, surrenders, annuitizations
and contract charges	(7,763,750)	(3,685,141)	(16,597,323)	(11,179,077)	(3,972,235)	(3,266,776)	(5,404,528)	(5,251,601)	(3,572,110)	(3,109,910)
Net accumulation activity	$35,817,363	$17,137,863	$(3,657,037)	$(5,608,085)	$(2,814,466)	$(1,102,260)	$(7,607,706)	$(8,565,646)	$(1,790,464)	$(1,534,528)

Annuitization Activity:
Annuitizations	$-	$8,182	$-	$24,750	$-	$-	$52,641	$-	$-	$-
Annuity payments and contract charges	(2,212)	(1,356)	(23,735)	(23,151)	(234)	(234)	(2,530)	(17,921)	(3,058)	(3,091)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(174)	(107)	(2,259)	4,117	(31)	(30)	(445)	(499)	(335)	(311)
Net annuitization activity	$(2,386)	$6,719	$(25,994)	$5,716	$(265)	$(264)	$49,666	$(18,420)	$(3,393)	$(3,402)
Increase (Decrease) in net assets from
contract owner transactions	$35,814,977	$17,144,582	$(3,683,031)	$(5,602,369)	$(2,814,731)	$(1,102,524)	$(7,558,040)	$(8,584,066)	$(1,793,857)	$(1,537,930)

Increase (Decrease) in net assets	$61,394,797	$27,505,233	$19,643,179	$6,565,499	$(999,978)	$(1,270,811)	$(6,102,136)	$(8,839,673)	$(792,110)	$(1,547,330)

Net Assets:
Beginning of year	$87,231,876	$59,726,643	$91,829,693	$85,264,194	$39,158,679	$40,429,490	$36,169,909	$45,009,582	$22,487,758	$24,035,088
End of year	$148,626,673	$87,231,876	$111,472,872	$91,829,693	$38,158,701	$39,158,679	$30,067,773	$36,169,909	$21,695,648	$22,487,758

Unit Transactions:
Beginning of year	5,123,155	4,045,282	6,756,158	7,228,881	3,249,303	3,351,218	5,803,755	7,207,008	1,805,113	1,930,592
Purchased	1,831,103	1,395,767	60,752	34,560	156,837	295,366	66,279	19,799	19,389	28,196
Transferred between Sub-Accounts and
Fixed Accumulation Account	372,408	(59,636)	700,213	352,425	(77,359)	(115,065)	(428,005)	(602,554)	106,573	95,966
Withdrawn, Surrendered and Annuitized	(424,632)	(258,258)	(995,108)	(859,708)	(334,648)	(282,216)	(824,716)	(820,498)	(268,992)	(249,641)
End of year	6,902,034	5,123,155	6,522,015	6,756,158	2,994,133	3,249,303	4,617,313	5,803,755	1,662,083	1,805,113

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	SIS		SVS		TE1		TEC		MFJ
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$2,520,993	$3,482,491	$(107,139)	$(100,156)	$(47,938)	$(47,195)	$(268,139)	$(284,573)	$5,629,394	$3,368,619
Net realized gains (losses)	964,898	1,796,424	1,100,321	1,445,326	327,087	60,025	1,238,694	(746,760)	34,752,066	18,269,552
Net unrealized gains (losses)	(769,246)	(5,042,200)	50,313	(1,623,798)	278,425	103,449	2,358,913	1,615,211	27,167,038	(14,278,009)
Increase (Decrease) in net assets from
operations	$2,716,645	$236,715	$1,043,495	$(278,628)	$557,574	$116,279	$3,329,468	$583,878	$67,548,498	$7,360,162

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$434,650	$798,330	$66,148	$356,224	$176,922	$198,085	$481,499	$98,390	$152,043,446	$231,095,465
Net transfers between Sub-Accounts and
Fixed Account	3,232,949	3,030,381	(1,688,899)	(444,523)	(402,364)	(242,569)	(863,305)	(2,142,311)	(27,841,332)	3,174,435
Withdrawals, surrenders, annuitizations
and contract charges	(11,701,524)	(10,732,024)	(968,571)	(557,222)	(561,321)	(328,049)	(3,110,610)	(2,624,210)	(69,873,385)	(45,382,250)
Net accumulation activity	$(8,033,925)	$(6,903,313)	$(2,591,322)	$(645,521)	$(786,763)	$(372,533)	$(3,492,416)	$(4,668,131)	$54,328,729	$188,887,650

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$36,380	$72,929
Annuity payments and contract charges	(20,161)	(20,803)	-	-	-	-	(6,059)	(936)	(70,667)	(58,225)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(10,187)	(408)	-	-	-	-	(1,212)	(859)	(4,478)	(3,410)
Net annuitization activity	$(30,348)	$(21,211)	$-	$-	$-	$-	$(7,271)	$(1,795)	$(38,765)	$11,294
Increase (Decrease) in net assets from
contract owner transactions	$(8,064,273)	$(6,924,524)	$(2,591,322)	$(645,521)	$(786,763)	$(372,533)	$(3,499,687)	$(4,669,926)	$54,289,964	$188,898,944

Increase (Decrease) in net assets	$(5,347,628)	$(6,687,809)	$(1,547,827)	$(924,149)	$(229,189)	$(256,254)	$(170,219)	$(4,086,048)	$121,838,462	$196,259,106

Net Assets:
Beginning of year	$58,018,808	$64,706,617	$10,531,335	$11,455,484	$3,377,159	$3,633,413	$18,988,564	$23,074,612	$629,492,828	$433,233,722
End of year	$52,671,180	$58,018,808	$8,983,508	$10,531,335	$3,147,970	$3,377,159	$18,818,345	$18,988,564	$751,331,290	$629,492,828

Unit Transactions:
Beginning of year	4,397,877	4,922,159	796,494	847,507	419,282	482,254	5,244,561	6,675,608	49,480,358	35,062,662
Purchased	33,040	60,494	4,734	27,522	23,360	15,474	125,184	28,400	11,289,045	18,109,710
Transferred between Sub-Accounts and
Fixed Accumulation Account	231,863	221,650	(113,962)	(35,443)	(41,930)	(34,049)	(265,303)	(666,652)	(2,116,586)	235,672
Withdrawn, Surrendered and Annuitized	(864,911)	(806,426)	(75,914)	(43,092)	(67,937)	(44,397)	(798,100)	(792,795)	(5,403,322)	(3,927,686)
End of year	3,797,869	4,397,877	611,352	796,494	332,775	419,282	4,306,342	5,244,561	53,249,495	49,480,358

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	TRS		MFE		UTS		MV1		MVS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$15,993,894	$16,568,875	$481,991	$(252,739)	$4,762,209	$(1,263,376)	$(458,139)	$(546,127)	$304,133	$(120,412)
Net realized gains (losses)	52,756,757	30,124,782	4,442,052	1,721,587	7,054,717	(3,823,076)	12,410,216	3,591,472	28,870,620	10,526,546
Net unrealized gains (losses)	44,068,445	(26,978,207)	8,648,245	2,776,709	69,924,730	47,760,165	10,449,720	2,471,924	24,917,750	5,411,309
Increase (Decrease) in net assets from
operations	$112,819,096	$19,715,450	$13,572,288	$4,245,557	$81,741,656	$42,673,713	$22,401,797	$5,517,269	$54,092,503	$15,817,443

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,552,200	$11,431,545	$12,387,129	$4,654,664	$3,133,153	$2,792,123	$10,039,415	$11,416,522	$2,450,975	$2,381,078
Net transfers between Sub-Accounts and
Fixed Account	(20,050,896)	19,406,341	7,162,826	7,184,490	8,546,449	15,481,759	(3,225,271)	(841,120)	3,195,329	10,371,692
Withdrawals, surrenders, annuitizations
and contract charges	(249,489,606)	(238,910,653)	(5,788,717)	(2,704,056)	(65,146,846)	(46,907,679)	(15,420,977)	(8,878,990)	(57,143,884)	(48,991,266)
Net accumulation activity	$(259,988,302)	$(208,072,767)	$13,761,238	$9,135,098	$(53,467,244)	$(28,633,797)	$(8,606,833)	$1,696,412	$(51,497,580)	$(36,238,496)

Annuitization Activity:
Annuitizations	$465,062	$992,727	$-	$-	$74,385	$27,130	$-	$-	$24,107	$146,311
Annuity payments and contract charges	(1,154,292)	(1,201,542)	(4,233)	(3,722)	(106,328)	(164,847)	(5,446)	(5,080)	(110,401)	(111,430)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(72,650)	(31,494)	(853)	(509)	(47,887)	(27,203)	(860)	(568)	(33,540)	(5,205)
Net annuitization activity	$(761,880)	$(240,309)	$(5,086)	$(4,231)	$(79,830)	$(164,920)	$(6,306)	$(5,648)	$(119,834)	$29,676
Increase (Decrease) in net assets from
contract owner transactions	$(260,750,182)	$(208,313,076)	$13,756,152	$9,130,867	$(53,547,074)	$(28,798,717)	$(8,613,139)	$1,690,764	$(51,617,414)	$(36,208,820)

Increase (Decrease) in net assets	$(147,931,086)	$(188,597,626)	$27,328,440	$13,376,424	$28,194,582	$13,874,996	$13,788,658	$7,208,033	$2,475,089	$(20,391,377)

Net Assets:
Beginning of year	$1,229,097,435	$1,417,695,061	$37,623,081	$24,246,657	$299,205,027	$285,330,031	$124,900,820	$117,692,787	$311,868,666	$332,260,043
End of year	$1,081,166,349	$1,229,097,435	$64,951,521	$37,623,081	$327,399,609	$299,205,027	$138,689,478	$124,900,820	$314,343,755	$311,868,666

Unit Transactions:
Beginning of year	61,210,836	70,122,337	2,310,367	1,823,681	16,956,503	18,353,815	9,478,274	9,411,407	20,463,991	22,855,509
Purchased	484,665	578,979	525,263	235,372	181,600	154,638	644,227	866,871	147,279	159,647
Transferred between Sub-Accounts and
Fixed Accumulation Account	(1,026,332)	1,293,273	362,640	443,312	379,399	938,908	(223,330)	(72,334)	131,707	693,930
Withdrawn, Surrendered and Annuitized	(11,467,975)	(10,783,753)	(317,730)	(191,998)	(2,995,314)	(2,490,858)	(1,116,533)	(727,670)	(3,382,010)	(3,245,095)
End of year	49,201,194	61,210,836	2,880,540	2,310,367	14,522,188	16,956,503	8,782,638	9,478,274	17,360,967	20,463,991

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	OCA		OGG		OMG		OMS		PMB
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(601,495)	$(360,974)	$(249,841)	$(96,295)	$(3,509,576)	$(1,564,825)	$(256,231)	$(162,155)	$288,485	$104,439
Net realized gains (losses)	1,241,850	621,806	1,702,598	141,076	2,280,562	997,053	979,682	673,180	192,144	104,174
Net unrealized gains (losses)	1,453,094	737,196	2,032,323	1,149,890	47,044,527	9,951,281	938,903	235,825	132,658	99,202
Increase (Decrease) in net assets from
operations	$2,093,449	$998,028	$3,485,080	$1,194,671	$45,815,513	$9,383,509	$1,662,354	$746,850	$613,287	$307,815

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,994,538	$3,706,640	$12,334,808	$4,185,665	$164,759,230	$106,531,165	$5,955,070	$1,821,587	$1,652,427	$1,721,604
Net transfers between Sub-Accounts and
Fixed Account	1,545,935	469,075	4,135,316	2,233,083	47,420,723	24,493,311	1,418,873	469,482	3,198,658	1,674,201
Withdrawals, surrenders, annuitizations
and contract charges	(2,735,297)	(2,060,215)	(1,958,017)	(327,334)	(20,128,381)	(8,390,392)	(1,052,171)	(513,553)	(608,351)	(145,675)
Net accumulation activity	$3,805,176	$2,115,500	$14,512,107	$6,091,414	$192,051,572	$122,634,084	$6,321,772	$1,777,516	$4,242,734	$3,250,130

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$41,825	$-	$-	$-	$-
Annuity payments and contract charges	(2,134)	(2,069)	-	-	(11,971)	(8,439)	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(285)	(275)	-	-	(1,233)	(1,189)	-	-	-	-
Net annuitization activity	$(2,419)	$(2,344)	$-	$-	$(13,204)	$32,197	$-	$-	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$3,802,757	$2,113,156	$14,512,107	$6,091,414	$192,038,368	$122,666,281	$6,321,772	$1,777,516	$4,242,734	$3,250,130

Increase (Decrease) in net assets	$5,896,206	$3,111,184	$17,997,187	$7,286,085	$237,853,881	$132,049,790	$7,984,126	$2,524,366	$4,856,021	$3,557,945

Net Assets:
Beginning of year	$33,917,242	$30,806,058	$13,587,975	$6,301,890	$246,848,978	$114,799,188	$10,694,455	$8,170,089	$5,141,808	$1,583,863
End of year	$39,813,448	$33,917,242	$31,585,162	$13,587,975	$484,702,859	$246,848,978	$18,678,581	$10,694,455	$9,997,829	$5,141,808

Unit Transactions:
Beginning of year	2,328,976	2,178,624	991,457	514,788	17,938,766	8,686,835	595,796	489,698	290,180	96,856
Purchased	338,885	266,327	859,887	334,202	11,442,718	8,106,880	313,174	109,464	92,353	103,068
Transferred between Sub-Accounts and
Fixed Accumulation Account	107,512	35,858	283,600	173,897	3,288,425	1,836,813	71,942	27,867	186,480	99,474
Withdrawn, Surrendered and Annuitized	(184,959)	(151,833)	(138,119)	(31,430)	(1,471,259)	(691,762)	(55,239)	(31,233)	(34,774)	(9,218)
End of year	2,590,414	2,328,976	1,996,825	991,457	31,198,650	17,938,766	925,673	595,796	534,239	290,180

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	PLD		PRR		PTR		PRA		PCR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005 (f)	2006	2005 (f)
Operations:
Net investment income (loss)	$8,427,849	$1,853,589	$822,252	$297,897	$1,583,070	$860,696	$67,626	$2,858	$121,321	$3,906
Net realized gains (losses)	(284,979)	464,096	907,137	528,393	147,028	1,003,049	2,011	470	1,639	1,675
Net unrealized gains (losses)	(274,547)	(3,457,393)	(2,111,776)	(753,428)	(454,586)	(1,606,801)	(9,319)	(1,694)	(260,653)	(3,466)
Increase (Decrease) in net assets from
operations	$7,868,323	$(1,139,708)	$(382,387)	$72,862	$1,275,512	$256,944	$60,318	$1,634	$(137,693)	$2,115

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$159,348,959	$105,227,960	$9,218,232	$9,781,197	$14,542,415	$9,869,887	$646,211	$183,341	$2,908,815	$402,411
Net transfers between Sub-Accounts and
Fixed Account	83,999,042	22,745,263	(542,029)	2,413,025	3,880,196	2,994,776	1,191,639	6,671	1,765,354	123,940
Withdrawals, surrenders, annuitizations
and contract charges	(22,007,150)	(11,014,261)	(3,329,044)	(2,986,060)	(6,786,480)	(5,078,576)	(68,207)		(188,855)	(23,957)
Net accumulation activity	$221,340,851	$116,958,962	$5,347,159	$9,208,162	$11,636,131	$7,786,087	$1,769,643	$190,012	$4,485,314	$502,394

Annuitization Activity:
Annuitizations	$-	$55,158	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(25,310)	(21,651)	-	-	(4,739)	(4,855)	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(2,779)	(3,300)	-	-	(977)	(997)	-	-	-	-
Net annuitization activity	$(28,089)	$30,207	$-	$-	$(5,716)	$(5,852)	$-	$-	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$221,312,762	$116,989,169	$5,347,159	$9,208,162	$11,630,415	$7,780,235	$1,769,643	$190,012	$4,485,314	$502,394

Increase (Decrease) in net assets	$229,181,085	$115,849,461	$4,964,772	$9,281,024	$12,905,927	$8,037,179	$1,829,961	$191,646	$4,347,621	$504,509

Net Assets:
Beginning of year	$234,513,041	$118,663,580	$32,648,274	$23,367,250	$57,410,982	$49,373,803	$191,646	$-	$504,509	$-
End of year	$463,694,126	$234,513,041	$37,613,046	$32,648,274	$70,316,909	$57,410,982	$2,021,607	$191,646	$4,852,130	$504,509

Unit Transactions:
Beginning of year	23,604,352	11,851,375	2,712,386	1,942,972	5,192,072	4,491,441	18,761	-	49,012	-
Purchased	16,020,017	10,785,554	774,935	820,258	1,310,352	901,835	63,448	18,109	287,349	39,388
Transferred between Sub-Accounts and
Fixed Accumulation Account	8,367,707	2,287,480	(44,601)	203,121	344,535	271,940	117,166	652	176,858	11,915
Withdrawn, Surrendered and Annuitized	(2,310,892)	(1,320,057)	(280,261)	(253,965)	(614,999)	(473,144)	(6,841)	-	(18,429)	(2,291)
End of year	45,681,184	23,604,352	3,162,459	2,712,386	6,231,960	5,192,072	192,534	18,761	494,790	49,012
  For the period October 31, 2005 (commencement of operations) through December 31, 2005.

  See notes to financial statements

  Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
  Statements of Changes in Net Assets - continued
	SSA		LGF			IGB			SRE		SC3
	Sub-Account		Sub-Account			Sub-Account			Sub-Account		Sub-Account
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,	December 31,
	2006	2005		2006 (h)	2005	2006	2005		2006	2005	2006	2005
Operations:
Net investment income (loss)	$(7,360)	$(24,395)		$(3,024)	$-	$204,136	$55,369		$(274,592)	$(139,876)	$(56,409)	$(46,718)
Net realized gains (losses)	(20,216)	216,805		2,073	-	23,468	14,905		7,699,237	3,691,782	3,029,457	2,635,319
Net unrealized gains (losses)	590,630	(225,740)		42,910	-	32,432	(75,195)		14,763,157	(155,245)	2,931,840	(1,236,264)
Increase (Decrease) in net assets from
operations	$563,054	$(33,330)		$41,959	$-	$260,036	$(4,921)		$22,187,802	$3,396,661	$5,904,888	$1,352,337

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,123,277	$843,538		$441,553	$-	$3,043,666	$1,578,754		$35,311,370	$21,656,624	$155,176	$474,467
Net transfers between Sub-Accounts and
Fixed Account	1,013,367	(260,265)		316,296	-	3,025,471	1,794,232		(2,270,740)	3,596,732	(2,827,427)	(747,353)
Withdrawals, surrenders, annuitizations
and contract charges	(138,574)	(78,188)		(2,043)	-	(1,091,612)	(551,094)		(3,618,873)	(1,722,954)	(1,655,963)	(1,165,997)
Net accumulation activity	$2,998,070	$505,085		$755,806	$-	$4,977,525	$2,821,892		$29,421,757	$23,530,402	$(4,328,214)	$(1,438,883)

Annuitization Activity:
Annuitizations	$-	$-		$-	$-	$-	$-	$		$5,387	$-	$-
Annuity payments and contract charges	-	-		-	-	-	-		(1,774)	(1,152)	(1,596)	(1,307)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-	-		-	-	-			(156)	(87)	(349)	(188)
Net annuitization activity	$-	$-		$-	$-	$-	$-		$(1,930)	$4,148	$(1,945)	$(1,495)
Increase (Decrease) in net assets from
contract owner transactions	$2,998,070	$505,085		$755,806	$-	$4,977,525	$2,821,892		$29,419,827	$23,534,550	$(4,330,159)	$(1,440,378)

Increase (Decrease) in net assets	$3,561,124	$471,755		$797,765	$-	$5,237,561	$2,816,971		$51,607,629	$26,931,211	$1,574,729	$(88,041)

Net Assets:
Beginning of year	$1,582,621	$1,110,866	$		$-	$3,511,097	$694,126		$47,926,006	$20,994,795	$18,256,525	$18,344,566
End of year	$5,143,745	$1,582,621		$797,765	$-	$8,748,658	$3,511,097		$99,533,635	$47,926,006	$19,831,254	$18,256,525

Unit Transactions:
Beginning of year	146,395	99,939		-	-	340,324	67,201		3,596,058	1,693,151	967,700	1,046,871
Purchased	182,759	79,732		46,906	-	294,660	153,503		2,251,172	1,766,093	6,908	27,704
Transferred between Sub-Accounts and
Fixed Accumulation Account	85,488	(24,538)		34,204	-	290,633	174,566		(126,137)	284,725	(129,213)	(40,192)
Withdrawn, Surrendered and Annuitized	(11,614)	(8,738)		(214)	-	(104,509)	(54,946)		(240,706)	(147,911)	(75,626)	(66,683)
End of year	403,028	146,395		80,896	-	821,108	340,324		5,480,387	3,596,058	769,769	967,700
  For the period May 1, 2006 (commencement of operations) through December 31, 2006.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	CMM			WTF		USC
	Sub-Account			Sub-Account		Sub-Account
	Year Ended		Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,		December 31,	December 31,	December 31,	December 31,	December 31,
	2006		2005 (e)	2006	2005 (e)	2006	2005 (e)
Operations:
Net investment income (loss)	$22,670		$2,627	$(9,740)	$(2,544)	$(304)	$(10)
Net realized gains (losses)				30,106	1,586	392	(8)
Net unrealized gains (losses)	-		-	108,393	33,477	1,384	19
Increase (Decrease) in net assets from
operations	$22,670		$2,627	$128,759	$32,519	$1,472	$1

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$546,585		$413,721	$442,602	$339,956	$1,119	$3,181
Net transfers between Sub-Accounts and
Fixed Account	196,907		87,375	59,142	51,964	20,785	4,553
Withdrawals, surrenders, annuitizations
and contract charges	(26,169)		(13,581)	(17,531)	(5,995)	-	-
Net accumulation activity	$717,323		$487,515	$484,213	$385,925	$21,904	$7,734

Annuitization Activity:
Annuitizations	$-		$-	$-	$-	$-	$-
Annuity payments and contract charges	-		-	-	-	-	-
Net transfers between Sub-Accounts
Adjustments to annuity reserves	-		-	-	-	-	-
Net annuitization activity	$-		$-	$-	$-	$-	$-
Increase (Decrease) in net assets from
contract owner transactions	$717,323		$487,515	$484,213	$385,925	$21,904	$7,734

Increase (Decrease) in net assets	$739,993		$490,142	$612,972	$418,444	$23,376	$7,735

Net Assets:
Beginning of year	$490,142	$		$418,444	$-	$7,735	$-
End of year	$1,230,135		$490,142	$1,031,416	$418,444	$31,111	$7,735

Unit Transactions:
Beginning of year	48,728		-	36,338	-	699	-
Purchased	54,554		41,669	36,808	32,287	104	283
Transferred between Sub-Accounts and
Fixed Accumulation Account	19,313		8,714	4,925	4,752	1,847	416
Withdrawn, Surrendered and Annuitized	(3,351)		(1,655)	(1,944)	(701)	-	-
End of year	119,244		48,728	76,127	36,338	2,650	699
(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Regatta Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements
(1) Organization
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.
The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Company Act of 1940, as amended. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts and the Sun Life Financial Masters VII contracts, the funds include Columbia Funds Variable Insurance Trust, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., The "Series Trust", Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and Wanger Advisors Trust (collectively with the Series Trust, the "Funds").
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.
(2) Significant Accounting Policies
General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Investment Valuations
Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.
Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.
Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(2) Significant Accounting Policies - continued
Recent Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes -an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or exposed to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Sub-Accounts is currently evaluating the impact of applying the various provisions of FIN 48.
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Sub-Accounts is currently evaluating the impact the adoption of FAS 157 will have on the Sub-Account's financial statement disclosures.
(3) Contract Charges and Related Party Transactions
Charges for mortality and expense risks, optional death benefit riders, the Lifetime Income Bonus Benefit (available on Sun Life Financial Masters IV contracts and Sun Life Financial Masters VII contracts), and the Secured Returns Optional Living Benefit (available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, and Sun Life Financial Masters Flex contracts) are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:
	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.10%
Regatta Gold contracts	1.25%
Regatta Classic contracts	1.00%
Regatta Platinum contracts	1.25%
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Sun Life Financial Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Sun Life Financial Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Sun Life Financial Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Sun Life Financial Masters IV contracts	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Sun Life Financial Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%
Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.
A specific quarterly charge, equal to 0.125% of Account Value, is deducted on the last day of the Account Quarter if one of the following optional living benefit riders has been elected: Secured Returns 2, Secured Returns for Life, or Secured Returns for Life Plus. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on the Issue Date.) These three optional living benefit riders are available on Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts.
Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.56% and 1.00% to 1.35% of the Funds' net assets, respectively.
The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice, a surrender charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts, a surrender charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.
For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Sun Life Financial Masters Extra and Sun Life Financial Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.
As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.
For the year ended December 31, 2006, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.
	Contract Charges	Surrender Charges
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund	$ 7	$
Columbia Marsico 21st Century Portfolio
Columbia Marsico Growth Portfolio	13
Columbia Marsico International Opportunities Portfolio

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio	$ 81	$
VIP Freedom 2015 Portfolio	167	18,103
VIP Freedom 2020 Portfolio	206	2,870
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund	7,265	42,879
Templeton Developing Markets Securities Fund	426	6,760
Templeton Growth Securities Fund Class 2	2,365	9,761
Templeton Foreign Securities Fund	49,476	340,951
Franklin Small Cap Value Securities Fund	6,573	23,616
Lord Abbett Series Fund, Inc.
All Value Portfolio	2,305	13,208
Growth & Income Portfolio	50,000	134,759
Growth Opportunities Portfolio	31,414	50,352
Mid Cap Value Portfolio	23,000	49,705
MFS/Sun Life Series Trust:
Bond S Class	19,367	121,056
Bond Series	40,943	86,914
Capital Appreciation S Class	9,467	58,253
Capital Appreciation Series	285,450	275,719
Capital Opportunities S Class	5,467	20,435
Capital Opportunities Series	98,073	119,637
Emerging Growth S Class	7,082	23,510
Emerging Growth Series	193,716	64,806
Emerging Markets Equity S Class
Emerging Markets Equity Series	28,548	163,733
Global Governments S Class	1,305	17,971
Global Governments Series	19,450	54,494
Global Growth S Class	2,341	14,372
Global Growth Series	60,289	76,788
Global Total Return S Class	4,366	13,322
Global Total Return Series	53,134	33,774
Government Securities S Class	63,036	363,037
Government Securities Series	119,792	266,651
High Yield S Class	47,299	167,334
High Yield Series	82,292	189,851
International Growth S Class	5,905	24,546
International Growth Series	49,863	79,980
International Investors Trust S Class	2,928	23,995
International Investors Trust Series	36,269	39,212
Massachusetts Investors Growth Stock S Class	21,558	139,169
Massachusetts Investors Growth Stock Series	169,611	251,582
Massachusetts Investors Trust S Class	54,215	252,207
Massachusetts Investors Trust Series	354,446	510,399
Mid Cap Growth S Class	16,207	39,906
Mid Cap Growth Series	25,004	32,302
Mid Cap Value S Class	9,430	59,699
Money Market S Class	42,212	481,308
Money Market Series	109,929	394,401
New Discovery S Class	47,111	147,762
New Discovery Series	55,989	133,793
Research S Class	7,649	57,013
Research Series	179,686	72,356
Research Growth and Income S Class	2,849	11,053
Research Growth and Income Series	28,201	74,978
Research International S Class	31,611	162,889
Research International Series	27,945	84,237

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Strategic Growth S Class	12,450	64,758
Strategic Growth Series	15,969	10,290
Strategic Income S Class	5,743	40,054
Strategic Income Series	15,184	54,655
Strategic Value S Class	2,519	10,386
Technology S Class	1,540	3,140
Technology Series	11,212	25,471
Total Return S Class	187,244	1,552,083
Total Return Series	416,881	712,051
Utilities S Class	11,389	88,081
Utilities Series	114,598	260,858
Value S Class	29,824	216,109
Value Series	86,321	282,919
Oppenheimer Variable Account Funds	2,551	32,857
Capital Appreciation Fund	42,971	407,677
Global Securities Fund	3,625	15,882
Main Street Fund
Main St. Small Cap Fund	1,961	16,153
PIMCO Variable Insurance Trust	41,152	449,994
Emerging Markets Bond Portfolio	8,965	70,356
Low Duration Portfolio	13,032	106,064
Real Return Portfolio	155	1,170
Total Return Portfolio	402	915
VIT All Asset Portfolio
VIT Commodity Real Return Strategy Portfolio	857	2,306
Sun Capital Advisers Trust
All Cap S Class	989	2,803
FI Large Cap Growth Fund	32,787	79,612
Investment Grade Bond S Class	7157	28,460
Real Estate Fund S Class	175	131
Real Estate Fund
Sun Capital Money Market S Class	368	509
Wanger Advisors Trust
Wanger Select
Wanger U.S. Smaller Companies
(4) Reserve for Variable Annuities
Reserve for variable annuities represents actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, and Sun Life Financial Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Sun Life Financial Masters IV and Sun Life Financial Masters VII, no reserves were required at December 31, 2006. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(5) Investment Purchases and Sales
The following table shows the aggregate cost of shares purchased and proceeds from the sales of investments of the Funds for each Sub-Account for the year ended December 31, 2006:
	Purchases	Sales
Columbia Funds Variable Insurance Trust
Columbia Small Cap Value Fund	$10,157	$145
Columbia Marsico 21st Century Portfolio	72,955	934
Columbia Marsico Growth Portfolio	167,903	2,841
Columbia Marsico International Opportunities Portfolio	137,869	1,602
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio	3,232,409	618,698
VIP Freedom 2015 Portfolio	8,366,898	825,479
VIP Freedom 2020 Portfolio	16,080,325	1,786,366
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund	30,431,362	5,833,330
Templeton Developing Markets Securities Fund	6,532,505	1,198,869
Templeton Growth Securities Fund Class 2	12,717,615	1,405,926
Templeton Foreign Securities Fund	173,324,845	24,015,763
Franklin Small Cap Value Securities Fund	15,178,632	4,531,114
Lord Abbett Series Fund, Inc.
All Value Portfolio	14,513,095	2,810,776
Growth & Income Portfolio	120,044,240	11,636,752
Growth Opportunities Portfolio	29,302,492	3,182,705
Mid Cap Value Portfolio	40,330,477	5,733,831
MFS/Sun Life Series Trust:
Bond S Class	17,109,821	15,071,332
Bond Series	21,828,479	41,703,830
Capital Appreciation S Class	2,651,974	7,806,479
Capital Appreciation Series	8,274,534	134,140,958
Capital Opportunities S Class	2,012,879	2,815,772
Capital Opportunities Series	3,085,124	51,355,261
Emerging Growth S Class	3,998,640	5,139,288
Emerging Growth Series	5,246,563	78,707,109
Emerging Markets Equity S Class	11,688,693	5,074,248
Emerging Markets Equity Series	31,629,726	32,947,083
Global Governments S Class	1,426,661	2,045,583
Global Governments Series	3,966,980	13,134,933
Global Growth S Class	2,017,787	2,192,427
Global Growth Series	7,238,775	34,644,926
Global Total Return S Class	5,003,627	4,676,780
Global Total Return Series	24,599,857	37,393,887
Government Securities S Class	95,151,198	25,812,059
Government Securities Series	33,684,867	89,104,551
High Yield S Class	46,404,301	28,458,875
High Yield Series	29,130,871	60,574,938
International Growth S Class	5,329,617	5,617,783
International Growth Series	23,312,251	29,593,358
International Investors Trust S Class	6,575,432	4,518,843
International Investors Trust Series	37,019,234	28,436,366
Massachusetts Investors Growth Stock S Class	12,125,445	17,780,034
Massachusetts Investors Growth Stock Series	6,891,431	86,088,078
Massachusetts Investors Trust S Class	105,198,976	23,855,034
Massachusetts Investors Trust Series	12,214,329	202,778,547
Mid Cap Growth S Class	4,185,422	9,979,661
Mid Cap Growth Series	6,664,906	22,830,734
Mid Cap Value S Class	5,964,115	6,698,939
Money Market S Class	117,339,499	80,618,405
Money Market Series	125,356,795	134,621,052
New Discovery S Class	52,651,990	20,811,905
New Discovery Series	8,301,956	36,446,691

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(5) Investment Purchases and Sales - continued
	Purchases	Sales
MFS/Sun Life Series Trust - continued
Research S Class	$4,905,646	$6,521,658
Research Series	4,976,330	88,948,642
Research Growth and Income S Class	4,304,540	3,036,132
Research Growth and Income Series	10,473,806	19,876,341
Research International S Class	59,115,043	17,664,779
Research International Series	24,322,726	22,078,554
Strategic Growth S Class	5,668,136	9,152,532
Strategic Growth Series	2,697,290	10,728,960
Strategic Income S Class	5,345,193	6,012,665
Strategic Income Series	11,712,401	16,643,650
Strategic Value S Class	1,566,038	3,465,383
Technology S Class	541,901	1,376,602
Technology Series	4,342,126	8,108,739
Total Return S Class	200,752,198	114,801,741
Total Return Series	91,475,986	291,328,123
Utilities S Class	25,715,605	11,476,609
Utilities Series	24,939,202	73,676,181
Value S Class	24,327,009	28,598,585
Value Series	32,712,904	72,403,260
Oppenheimer Variable Account Funds
Capital Appreciation Fund	10,069,008	6,867,462
Global Securities Fund	19,022,530	3,820,553
Main Street Fund	203,043,082	14,513,059
Main St. Small Cap Fund	8,838,406	2,418,676
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio	5,942,908	1,279,053
Low Duration Portfolio	240,108,464	10,365,073
Real Return Portfolio	15,876,382	8,744,600
Total Return Portfolio	24,981,415	11,398,491
VIT All Asset Portfolio	2,236,038	393,783
VIT Commodity Real Return Strategy Portfolio	5,362,673	737,602
Sun Capital Advisers Trust
All Cap S Class	3,534,043	529,111
FI Large Cap Growth Fund	800,243	47,461
Investment Grade Bond S Class	6,819,707	1,557,837
Real Estate Fund S Class	46,180,458	13,795,848
Real Estate Fund	2,566,636	6,135,834
Sun Capital Money Market S Class	786,725	46,732
Wanger Advisors Trust
Wanger Select	561,991	70,698
Wanger U.S. Smaller Companies	22,261	287

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights
The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratios', excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

CSC
	December 31, 2006	1,411	$12.2863	to	12.5560	$17,650	0.26%	1.55	to	1.65%	17.40	to	17.52%
	December 31, 2005 (e)	583	10.6376	to	10.6460	6,200	-	1.55	to	1.65	6.38	to	6.46
NMT
	December 31, 2006	6,233	13.0685	to	13.3555	83,087	0.12	1.35	to	1.65	17.77	to	18.13
	December 31, 2005 (e)	462	11.2788	to	11.2788	5,204	-	1.65	to	1.65	12.79
NNG
	December 31, 2006	19,841	11.2465	to	11.4935	226,596	-	1.35	to	1.85	4.14	to	4.66
	December 31, 2005 (e)	4,598	10.9467	to	10.9467	50,336	-	1.75	to	1.75	9.47
NMI
	December 31, 2006	11,385	14.2400	to	14.5526	165,345	0.19	1.35	to	1.65	21.19	to	21.56
	December 31, 2005 (e)	1,299	11.9430	to	11.9524	15,506	0.08	1.55	to	1.65	19.43	to	19.52
F10
	December 31, 2006	268,016	10.9973	to	11.1613	2,974,098	3.37	1.35	to	2.25	7.12	to	8.10
	December 31, 2005 (f)	23,605	10.3185	to	10.3185	243,563	0.87	1.35	to	1.35	3.18
F15
	December 31, 2006	715,554	11.2046	to	11.3717	8,088,852	2.49	1.30	to	2.30	8.30	to	9.40
	December 31, 2005 (f)	25,858	10.3850	to	10.3937	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2006	1,308,908	11.3368	to	11.5058	14,984,152	3.47	1.30	to	2.30	9.14	to	10.26
	December 31, 2005 (f)	10,353	10.4250	to	10.4346	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FMS
	December 31, 2006	3,368,514	13.9177	to	17.7303	58,070,328	1.22	1.30	to	2.35	15.61	to	16.85
	December 31, 2005	1,886,907	12.0251	to	15.1818	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.1069	to	13.9198	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15
	December 31, 2003	489,937	12.2638	to	12.5282	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46
	December 31, 2002 (b)	35,337	10.1163	to	10.1476	357,959	-	1.35	to	2.30	1.16	to	1.48
TDM
	December 31, 2006	511,631	13.9683	to	14.1765	7,216,012	1.18	1.30	to	2.30	25.15	to	26.43
	December 31, 2005 (f)	82,552	11.1943	to	11.2121	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2006	1,134,629	14.5363	to	20.3990	22,093,074	1.21	1.30	to	2.35	18.95	to	20.23
	December 31, 2005	518,022	12.2061	to	16.9753	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.4492	to	15.8060	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58
FTI
	December 31, 2006	23,906,416	14.9290	to	19.5344	449,411,615	1.19	1.30	to	2.55	18.36	to	19.87
	December 31, 2005	15,021,292	12.5557	to	16.3623	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.6449	to	15.1080	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92
	December 31, 2003	1,734,535	12.3883	to	12.9673	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43
	December 31, 2002 (b)	109,241	9.5923	to	9.6281	1,049,989	-	1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2006	1,597,154	14.4771	to	20.6252	32,015,946	0.63	1.30	to	2.50	14.06	to	15.46
	December 31, 2005	1,065,024	12.6580	to	17.8718	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.8836	to	16.6555	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07
	December 31, 2003	403,105	13.3363	to	13.6441	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34
	December 31, 2002 (b)	20,281	10.4355	to	10.4678	211,927	-	1.35	to	2.30	4.35	to	4.68
LAV
	December 31, 2006	1,530,051	13.6347	to	14.1549	21,338,547	0.81	1.35	to	2.30	12.01	to	13.10
	December 31, 2005	673,060	12.1780	to	12.5157	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.6270	to	11.8619	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27
LA1
	December 31, 2006	17,651,095	13.2854	to	18.1473	306,867,936	1.54	1.30	to	2.55	14.29	to	15.75
	December 31, 2005	11,563,674	11.5708	to	15.6855	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.4511	to	15.3996	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82
	December 31, 2003	2,488,679	11.9130	to	13.8575	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25
	December 31, 2002 (b)	33,508	10.6887	to	10.7219	358,622	4.77	1.35	to	2.30	6.89	to	7.22
(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.
(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

LA9
	December 31, 2006	4,902,578	$11.8596	to	13.3200	$59,707,503	-%	1.30	to	2.55%	5.15	to	6.50%
	December 31, 2005	2,675,259	11.2788	to	12.5076	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.0616	to	12.1119	13,428,847	-	1.25	to	2.55	8.39	to	21.12
LA2
	December 31, 2006	4,471,238	13.7695	to	19.0113	81,834,682	0.63	1.30	to	2.55	9.38	to	10.78
	December 31, 2005	2,743,587	12.5489	to	17.1707	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.8315	to	16.0827	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36
	December 31, 2003	437,574	12.4541	to	13.1433	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07
	December 31, 2002 (b)	26,664	10.6397	to	10.6794	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2006	6,133,332	10.5636	to	12.9429	75,695,316	5.91	1.00	to	2.55	2.20	to	3.82
	December 31, 2005	6,270,011	10.3358	to	12.4661	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.4393	to	12.3943	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85
	December 31, 2003	5,706,413	10.1153	to	11.8211	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34
	December 31, 2002	3,399,082	10.5580	to	10.9115	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
BDS
	December 31, 2006	8,059,857	13.7634	to	15.1894	119,031,240	6.18	1.15	to	1.85	3.26	to	4.00
	December 31, 2005	9,925,405	13.3159	to	14.6046	141,413,865	6.16	1.15	to	1.85	(0.12)	to	0.60
	December 31, 2004	11,381,676	13.3189	to	14.5404	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.4728	to	13.8771	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62
	December 31, 2002	16,672,091	11.8359	to	12.8247	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
MFD
	December 31, 2006	3,012,379	9.0437	to	15.2763	29,113,014	-	1.00	to	2.30	3.62	to	5.00
	December 31, 2005	3,518,217	8.6877	to	14.5788	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.7952	to	14.6624	32,971,898	-	1.00	to	2.10	8.23	to	9.67
	December 31, 2003	3,536,749	8.0892	to	13.3964	30,045,935	-	1.00	to	2.30	25.40	to	27.07
	December 31, 2002	3,163,343	6.4212	to	10.5642	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
CAS
	December 31, 2006	33,490,792	5.6481	to	28.3245	450,366,226	0.20	1.00	to	1.85	4.41	to	5.31
	December 31, 2005	41,628,520	5.4069	to	26.9998	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.4557	to	27.1281	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.0044	to	24.7780	612,259,795	-	1.00	to	1.85	26.33	to	27.42
	December 31, 2002	53,276,821	3.9494	to	19.5203	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
CO1
	December 31, 2006	1,377,231	9.9965	to	16.8521	16,161,723	0.25	1.10	to	2.25	11.46	to	12.77
	December 31, 2005	1,483,374	8.9324	to	14.9595	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.9826	to	14.9448	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04
	December 31, 2003	1,740,370	8.1338	to	13.4434	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60
	December 31, 2002	1,659,796	6.4740	to	10.6299	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
COS
	December 31, 2006	16,499,273	6.5622	to	18.9934	168,139,747	0.52	1.00	to	1.85	12.21	to	13.18
	December 31, 2005	21,130,668	5.8304	to	16.8464	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.8264	to	16.8061	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.2469	to	15.1086	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.1530	to	11.9403	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
MFF
	December 31, 2006	1,615,364	10.0706	to	17.3526	18,737,905	-	1.00	to	2.30	5.23	to	6.62
	December 31, 2005	1,747,003	9.5267	to	16.3077	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.9127	to	15.1566	18,305,802	-	1.00	to	2.25	10.36	to	11.83
	December 31, 2003	1,705,653	8.0389	to	13.5806	14,517,814	-	1.15	to	2.25	28.12	to	29.83
	December 31, 2002	1,550,123	6.2456	to	10.4817	9,746,182	-	1.15	to	1.90	(35.57)	to	4.82
EGS
	December 31, 2006	24,616,070	5.2490	to	22.1693	263,364,457	-	1.00	to	1.85	6.03	to	6.94
	December 31, 2005	30,633,904	4.9480	to	20.8097	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.6166	to	19.3335	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.1517	to	17.3124	407,376,323	-	1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.2151	to	13.3500	370,438,018	-	1.00	to	1.85	(35.40)	to	(34.83)
(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***
EM1
	December 31, 2006	813,675	$ 14.2242	to	33.1470	$ 18,546,786	0.90%	1.15	to	2.50%	26.66	to	28.41%
	December 31, 2005	441,657	11.2417	to	25.8270	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.4356	to	19.1577	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42
	December 31, 2003	336,533	12.4202	to	15.2823	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38
	December 31, 2002	204,949	9.8964	to	10.1593	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
EME
	December 31, 2006	3,300,914	24.4161	to	29.5347	87,687,610	1.12	1.00	to	1.85	27.76	to	28.87
	December 31, 2005	3,923,235	19.1105	to	22.6447	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.2359	to	16.7834	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.4049	to	13.3776	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08
	December 31, 2002	3,685,145	7.6143	to	8.8861	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
GG1
	December 31, 2006	283,792	10.4123	to	14.0408	3,762,442	-	1.15	to	1.85	2.77	to	3.50
	December 31, 2005	327,850	11.8827	to	13.6067	4,232,469	10.41	1.15	to	1.85	(9.20)	to	(8.56)
	December 31, 2004	340,389	13.0273	to	14.9250	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53
	December 31, 2003	408,658	12.0336	to	13.7443	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98
	December 31, 2002	344,004	10.5848	to	11.5577	3,969,895	-	1.15	to	2.05	5.85	to	18.91
GGS
	December 31, 2006	2,234,976	13.4688	to	19.1593	36,201,209	-	1.00	to	1.85	3.03	to	3.92
	December 31, 2005	2,809,654	13.0728	to	18.5077	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.3527	to	20.2232	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96
	December 31, 2003	3,854,620	12.3771	to	18.6329	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44
	December 31, 2002	4,610,834	11.7112	to	16.3444	64,709,568	-	1.00	to	1.85	18.39	to	19.25
GG2
	December 31, 2006	548,900	14.1520	to	19.6328	8,624,775	0.33	1.00	to	2.10	14.55	to	15.84
	December 31, 2005	552,979	12.3227	to	16.9829	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.4406	to	15.6639	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.1003	to	13.7376	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78
	December 31, 2002	468,329	7.6154	to	10.2750	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
GGR
	December 31, 2006	7,063,308	9.8502	to	30.0902	140,323,466	0.56	1.00	to	1.85	15.21	to	16.20
	December 31, 2005	8,221,692	8.5455	to	25.9940	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.9081	to	23.9533	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45
	December 31, 2003	11,683,281	6.9659	to	21.0097	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09
	December 31, 2002	13,695,036	5.2372	to	15.7288	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
GT2
	December 31, 2006	1,149,650	14.9739	to	17.2425	18,291,763	0.66	1.15	to	2.05	14.52	to	15.57
	December 31, 2005	1,195,804	13.4408	to	14.9273	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.2252	to	14.5915	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53
	December 31, 2003	965,835	11.5294	to	12.6366	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13
	December 31, 2002	575,530	9.5864	to	9.6983	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
GTR
	December 31, 2006	7,258,332	14.7633	to	28.1974	156,233,915	0.92	1.15	to	1.85	15.11	to	15.95
	December 31, 2005	8,201,461	12.8186	to	24.3793	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.5796	to	23.8232	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.9384	to	20.6270	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58
	December 31, 2002	5,490,465	9.0578	to	17.0082	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
MFK
	December 31, 2006	25,308,705	9.9499	to	11.7457	272,332,913	4.56	1.00	to	2.55	0.84	to	2.44
	December 31, 2005	19,255,861	9.8669	to	11.4658	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.9252	to	11.3535	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51
	December 31, 2003	12,383,782	9.8364	to	11.0490	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85
	December 31, 2002	8,558,119	10.2092	to	10.9594	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
GSS
	December 31, 2006	18,582,159	12.3657	to	19.7009	283,320,766	5.07	1.00	to	1.85	1.77	to	2.65
	December 31, 2005	22,849,712	12.1380	to	19.2660	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.0756	to	19.0953	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.8457	to	18.6615	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.8031	to	18.5247	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***
MFC
	December 31, 2006	8,020,269	$11.4368	to	14.9231	$114,743,896	8.08%	1.00	to	2.55%	7.25	to	8.95%
	December 31, 2005	7,227,900	10.6154	to	13.7254	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.6489	to	13.6280	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27
	December 31, 2003	6,699,213	10.8910	to	12.6501	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00
	December 31, 2002	3,266,770	9.9081	to	10.6087	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
HYS
	December 31, 2006	11,347,579	12.8873	to	25.1862	186,188,557	8.37	1.00	to	1.85	8.36	to	9.29
	December 31, 2005	14,094,783	11.8935	to	23.1337	214,798,743	8.45	1.00	to	1.85	0.31	to	1.17
	December 31, 2004	17,473,238	11.8536	to	22.9531	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.0197	to	21.2473	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.2403	to	17.7408	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
IG1
	December 31, 2006	1,126,228	17.9775	to	23.0061	20,902,161	0.45	1.00	to	2.05	23.18	to	24.50
	December 31, 2005	1,221,898	14.5644	to	18.5160	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.9450	to	16.3494	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39
	December 31, 2003	1,333,889	11.1229	to	13.9554	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97
	December 31, 2002	1,265,240	8.1908	to	10.2091	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
IGS
	December 31, 2006	7,850,731	14.4597	to	19.7805	131,169,208	0.68	1.00	to	1.85	23.72	to	24.78
	December 31, 2005	8,840,529	11.6819	to	15.8737	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.3519	to	13.9724	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.8633	to	11.8829	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.5089	to	8.6679	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
MI1
	December 31, 2006	703,270	20.2099	to	24.7123	14,701,003	1.07	1.15	to	2.05	26.32	to	27.47
	December 31, 2005	661,889	15.9668	to	19.3959	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.1533	to	17.0802	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.2880	to	13.5336	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67
	December 31, 2002	253,434	8.6349	to	10.2839	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
MII
	December 31, 2006	5,838,111	17.5246	to	27.5761	129,700,838	1.24	1.00	to	1.85	26.84	to	27.94
	December 31, 2005	5,984,457	13.8089	to	21.6372	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.2041	to	19.0416	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74
	December 31, 2003	4,579,850	9.7077	to	15.0821	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29
	December 31, 2002	4,845,066	7.3979	to	11.4447	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
M1B
	December 31, 2006	6,763,495	9.6001	to	14.6951	78,640,745		1.00	to	2.55	4.68	to	6.34
	December 31, 2005	7,285,892	9.1054	to	13.8464	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.9065	to	13.4550	75,706,711		1.00	to	2.55	6.56	to	8.26
	December 31, 2003	6,650,621	8.2983	to	12.4536	61,950,966		1.00	to	2.55	10.66	to	21.62
	December 31, 2002	4,230,272	6.8823	to	10.2607	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
MIS
	December 31, 2006	35,387,641	6.3943	to	11.4456	309,578,994	0.10	1.00	to	1.85	5.68	to	6.59
	December 31, 2005	43,809,878	6.0476	to	10.7527	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.9002	to	10.4204	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.4818	to	9.6165	464,658,182		1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.5242	to	7.8833	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
MFL
	December 31, 2006	19,922,745	11.4804	to	16.5607	295,643,335	0.60	1.00	to	2.55	10.17	to	11.91
	December 31, 2005	14,452,676	10.3470	to	14.8278	185,054,959	0.84	1.00	to	2.55	4.69	to	6.35
	December 31, 2004	7,171,814	9.8134	to	13.9709	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32
	December 31, 2003	7,446,726	8.9484	to	12.6554	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23
	December 31, 2002	6,235,850	7.4454	to	10.4607	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31						For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***
MIT
	December 31, 2006	47,922,260	$9.5591	to	33.9245	$759,598,902	0.82%	1.00	to	1.85%	11.21	to	12.17
	December 31, 2005	59,467,044	8.5910	to	30.3594	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.1222	to	28.5811	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.3861	to	25.8800	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.1232	to	21.3640	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
MC1
	December 31, 2006	3,386,735	7.6371	to	16.7744	35,351,366	-	1.00	to	2.55	(0.40)	to	1.18
	December 31, 2005	3,978,465	7.6135	to	16.6129	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.5470	to	16.3597	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.7284	to	14.4891	36,228,952	-	1.00	to	2.55	21.51	to	35.96
	December 31, 2002	2,772,461	4.9917	to	10.6720	14,018,481	-	1.00	to	2.25	(48.15)	to	6.72
MCS
	December 31, 2006	9,323,613	5.4047	to	5.8972	53,469,128	-	1.15	to	1.85	0.45	to	1.18
	December 31, 2005	12,048,420	5.3749	to	5.7777	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.3057	to	5.6681	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.7114	to	5.0019	76,141,789	-	1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.4780	to	3.6695	39,906,465	-	1.15	to	1.85	(48.14)	to	(47.76)
MCV
	December 31, 2006	1,467,221	13.7842	to	18.9695	24,368,309	-	1.15	to	2.55	8.19	to	9.74
	December 31, 2005	1,682,084	12.6762	to	17.2950	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.0488	to	16.2981	23,975,740	-	1.15	to	2.55	18.64	to	20.35
	December 31, 2003	1,271,769	10.1039	to	13.5495	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39
	December 31, 2002 (c)	86,168	7.8310	to	10.3969	703,547	-	1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2006	15,330,003	9.7773	to	10.4095	153,918,543	4.28	1.00	to	2.55	1.68	to	3.29
	December 31, 2005	11,958,338	9.5912	to	10.1022	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.5804	to	9.9889	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11)
	December 31, 2003	4,896,722	9.7496	to	9.9778	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63)
	December 31, 2002	5,279,063	9.9247	to	10.0406	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
MMS
	December 31, 2006	14,751,948	10.3731	to	13.9040	182,628,575	4.56	1.00	to	1.85	2.66	to	3.55
	December 31, 2005	15,938,732	10.1733	to	13.4788	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.0645	to	13.3052	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.1449	to	13.3815	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.2453	to	13.4839	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
M1A
	December 31, 2006	8,544,360	10.5494	to	16.8413	128,060,378	-	1.00	to	2.55	10.02	to	11.77
	December 31, 2005	6,422,025	9.5394	to	15.0983	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.2786	to	14.5596	54,151,676	-	1.00	to	2.55	4.47	to	26.21
	December 31, 2003	3,069,941	8.8358	to	13.7450	28,856,139	-	1.00	to	2.30	22.94	to	33.66
	December 31, 2002	2,530,871	6.6917	to	10.2978	17,111,473	-	1.00	to	2.05	(34.89)	to	2.98
NWD
	December 31, 2006	10,624,368	8.5367	to	16.9125	125,408,472	-	1.00	to	1.85	11.08	to	12.04
	December 31, 2005	12,797,342	7.6617	to	15.1157	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.3969	to	14.5325	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.9904	to	13.6762	176,434,664	-	1.00	to	1.85	32.79	to	33.94
	December 31, 2002	18,934,627	5.2482	to	10.2251	142,395,159	-	1.00	to	1.85	(34.69)	to	(34.13)
RE1
	December 31, 2006	2,112,711	11.2383	to	17.0586	28,453,629	0.42	1.10	to	2.30	7.79	to	9.11
	December 31, 2005	2,260,668	10.3786	to	15.6503	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.8168	to	14.7062	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.6571	to	12.8834	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64
	December 31, 2002	998,378	7.0555	to	10.4308	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Investment Ratio*	lowest to highest**			lowest to highest***

RES
	December 31, 2006	18,185,522	$7.7933	to	25.7598	$297,727,331	0.66%	1.15	to	1.85%	8.52	to	9.30%
	December 31, 2005	23,187,138	7.1781	to	23.6255	352,950,696	0.58	1.15	to	1.85	6.02	to	6.78
	December 31, 2004	28,414,936	6.7673	to	22.1793	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.9499	to	19.4171	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89
	December 31, 2002	40,346,263	4.8348	to	15.7110	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
RG1
	December 31, 2006	979,416	12.3578	to	17.4884	12,643,624	0.41	1.00	to	2.05	11.12	to	12.31
	December 31, 2005	870,283	11.1213	to	15.6035	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.6715	to	14.8441	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.5333	to	13.1465	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09
	December 31, 2002	836,210	7.6204	to	10.4365	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
RGS
	December 31, 2006	6,003,584	10.8138	to	16.4253	77,970,401	0.60	1.00	to	1.85	11.64	to	12.60
	December 31, 2005	6,688,530	9.7530	to	14.6071	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.2426	to	13.8656	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48
	December 31, 2003	7,761,504	8.2069	to	12.2587	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59
	December 31, 2002	7,794,225	6.5327	to	9.7214	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
RI1
	December 31, 2006	6,902,034	16.7358	to	23.0340	148,626,673	0.93	1.00	to	2.55	24.02	to	25.98
	December 31, 2005	5,123,155	13.4517	to	18.3201	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.8126	to	15.9581	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57
	December 31, 2003	2,221,110	10.6762	to	13.3535	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87
	December 31, 2002	688,316	8.1535	to	10.1312	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
RIS
	December 31, 2006	6,522,015	14.1980	to	25.1497	111,472,872	1.14	1.15	to	1.85	25.12	to	26.03
	December 31, 2005	6,756,158	11.3347	to	19.9559	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.8769	to	17.3169	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.2779	to	14.4526	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.2814	to	10.9211	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
SG1
	December 31, 2006	2,994,133	9.0166	to	15.4698	38,158,701	-	1.15	to	2.55	3.67	to	5.15
	December 31, 2005	3,249,303	8.6358	to	14.7193	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.6962	to	14.7251	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.3133	to	13.9839	29,290,904	-	1.00	to	2.55	13.46	to	25.78
	December 31, 2002	729,461	6.6667	to	11.1313	4,997,289	-	1.00	to	2.05	(31.44)	to	11.31
SGS
	December 31, 2006	4,617,313	5.8000	to	7.7263	30,067,773	-	1.00	to	1.85	4.61	to	5.52
	December 31, 2005	5,803,755	5.5414	to	7.3504	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.5648	to	7.3502	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.3050	to	6.9772	47,472,900	-	1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.2359	to	5.5475	38,193,061	-	1.00	to	1.85	(31.40)	to	(30.80)
SI1
	December 31, 2006	1,662,083	11.2160	to	13.5062	21,695,648	5.71	1.15	to	2.30	4.01	to	5.23
	December 31, 2005	1,805,113	11.9667	to	12.7313	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.0538	to	12.6752	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59
	December 31, 2003	1,775,616	11.4507	to	11.8921	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18
	December 31, 2002	1,211,192	10.4234	to	10.6959	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
SIS
	December 31, 2006	3,797,869	13.2544	to	14.2929	52,671,180	6.07	1.15	to	1.85	4.74	to	5.50
	December 31, 2005	4,397,877	12.6479	to	13.5477	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.6404	to	13.4491	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.9144	to	12.5915	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.7476	to	11.2823	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
SVS
	December 31, 2006	611,352	12.1335	to	17.5537	8,983,508	0.55	1.15	to	2.35	11.25	to	12.62
	December 31, 2005	796,494	10.8728	to	15.5949	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.1803	to	15.8984	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41
	December 31, 2003	696,940	9.6926	to	13.6640	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56
	December 31, 2002 (c)	131,129	7.8014	to	10.8817	1,072,102	-	1.15	to	2.10	(21.99)	to	8.82
(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***

TE1
	December 31, 2006	332,775	$9.0680	to	19.8947	$3,147,970	-%	1.15	to	1.85%	19.35	to	20.20%
	December 31, 2005	419,282	7.5980	to	16.5602	3,377,159	-	1.15	to	1.85	4.07	to	4.81
	December 31, 2004	482,254	7.3009	to	15.8084	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79
	December 31, 2003	547,602	7.2956	to	15.6925	4,095,386	-	1.15	to	2.05	42.38	to	43.69
	December 31, 2002	292,860	5.1135	to	10.9267	1,507,781	-	1.15	to	1.85	(47.37)	to	9.27
TEC
	December 31, 2006	4,306,342	4.0772	to	4.6453	18,818,345	-	1.15	to	1.85	19.72	to	20.57
	December 31, 2005	5,244,561	3.4021	to	3.8152	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.2606	to	3.6344	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.2398	to	3.5893	28,352,273	-	1.00	to	2.50	42.71	to	43.74
	December 31, 2002	5,811,547	2.2680	to	2.5067	14,026,934	-	1.00	to	1.85	(46.99)	to	(46.53)
MFJ
	December 31, 2006	53,249,495	12.0173	to	14.9995	751,331,290	2.50	1.00	to	2.55	9.06	to	10.79
	December 31, 2005	49,480,358	10.9837	to	13.5657	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.9007	to	13.3545	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03
	December 31, 2003	21,048,945	10.2866	to	12.1619	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66
	December 31, 2002	13,048,289	9.0028	to	10.5361	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
TRS
	December 31, 2006	49,201,194	13.3518	to	34.0206	1,081,166,349	2.82	1.15	to	1.85	10.15	to	10.95
	December 31, 2005	61,210,836	12.1091	to	30.7387	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.9625	to	30.2533	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.9232	to	27.5211	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	86,032,615	9.4901	to	23.8208	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
MFE
	December 31, 2006	2,880,540	16.8080	to	28.8532	64,951,521	2.61	1.00	to	2.35	28.87	to	30.65
	December 31, 2005	2,310,367	12.9764	to	22.1297	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.3020	to	19.1479	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71
	December 31, 2003	1,653,827	8.8571	to	14.9068	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67
	December 31, 2002	1,391,497	6.6338	to	11.0847	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
UTS
	December 31, 2006	14,522,188	13.9930	to	44.0096	327,399,609	2.98	1.15	to	1.85	29.84	to	30.78
	December 31, 2005	16,956,503	10.7441	to	33.7338	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.3039	to	29.1618	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.2490	to	22.6819	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.4038	to	16.8792	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
MV1
	December 31, 2006	8,782,638	13.9154	to	18.4691	138,689,478	1.28	1.00	to	2.55	17.59	to	19.46
	December 31, 2005	9,478,274	11.7960	to	15.4922	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.3265	to	14.7447	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03
	December 31, 2003	7,717,616	10.0399	to	12.9572	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84
	December 31, 2002	5,567,204	8.2070	to	10.4844	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
MVS
	December 31, 2006	17,360,967	14.2333	to	20.1884	314,343,755	1.54	1.15	to	1.85	18.73	to	19.59
	December 31, 2005	20,463,991	11.9762	to	16.8820	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.4346	to	16.0188	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36
	December 31, 2003	23,811,669	10.0749	to	14.0264	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06
	December 31, 2002	25,236,732	8.1828	to	11.3216	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
OCA
	December 31, 2006	2,590,414	11.9843	to	16.1528	39,813,448	0.18	1.30	to	2.55	4.94	to	6.29
	December 31, 2005	2,328,976	11.4153	to	15.2053	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.2953	to	14.6981	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17
	December 31, 2003	1,528,490	11.8349	to	13.9752	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93
	December 31, 2002 (b)	16,503	10.8085	to	10.8398	178,514	-	1.35	to	2.05	8.09	to	8.40
OGG
	December 31, 2006	1,996,825	15.4407	to	16.0948	31,585,162	0.68	1.30	to	2.30	14.67	to	15.84
	December 31, 2005	991,457	13.5710	to	13.8938	13,587,975	0.67	1.30	to	2.30	11.44	to	12.58
	December 31, 2004 (d)	514,788	12.1774	to	12.3035	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

OMG
	December 31, 2006	31,198,650	$12.9188	to	16.1003	$484,702,859	0.79%	1.30	to	2.55%	11.84	to	13.27%
	December 31, 2005	17,938,766	11.4982	to	14.2212	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.1107	to	13.6327	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40
	December 31, 2003	509,155	11.8023	to	12.6618	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73
	December 31, 2002 (b)	17,855	9.5579	to	10.1512	180,752		1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2006	925,673	14.9139	to	20.7493	18,678,581	0.02	1.30	to	2.30	12.03	to	13.17
	December 31, 2005	595,796	13.3787	to	18.3437	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.2353	to	16.9475	8,170,089	-	1.25	to	2.30	16.43	to	17.57
	December 31, 2003	236,889	13.7917	to	14.4153	3,383,961	-	1.35	to	2.30	30.85	to	42.30
	December 31, 2002 (b)	15,242	10.0990	to	10.1304	154,060	-	1.35	to	2.10	0.99	to	1.30
PMB
	December 31, 2006	534,239	12.6765	to	19.6898	9,997,829	5.39	1.30	to	2.25	6.82	to	7.86
	December 31, 2005	290,180	11.8652	to	18.2643	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.8431	to	16.7115	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61
PLD
	December 31, 2006	45,681,184	9.9020	to	10.2799	463,694,126	4.25	1.30	to	2.55	1.33	to	2.63
	December 31, 2005	23,604,352	9.7717	to	10.0216	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.9261	to	10.0564	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47
PRR
	December 31, 2006	3,162,459	10.1108	to	12.1816	37,613,046	4.23	1.30	to	2.35	(1.65)	to	(0.59)
	December 31, 2005	2,712,386	10.2970	to	12.2602	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.2697	to	12.1722	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44
	December 31, 2003	997,936	11.1063	to	11.3288	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38
	December 31, 2002 (b)	48,547	10.5171	to	10.5497	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2006	6,231,960	10.2806	to	11.5442	70,316,909	4.41	1.30	to	2.55	1.21	to	2.51
	December 31, 2005	5,192,072	10.1577	to	11.2677	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.1448	to	11.1480	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.9532	to	10.7740	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63
	December 31, 2002 (b)	144,063	10.3584	to	10.4113	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
PRA
	December 31, 2006	192,534	10.4068	to	10.5620	2,021,607	6.50	1.35	to	2.25	2.31	to	3.25
	December 31, 2005 (f)	18,761	10.2116	to	10.2236	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2006	494,790	9.7092	to	9.8541	4,852,130	6.00	1.30	to	2.30	(5.32)	to	(4.36)
	December 31, 2005 (f)	49,012	10.2856	to	10.3019	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2006	403,028	12.4447	to	13.6457	5,143,745	1.56	1.30	to	2.30	17.03	to	18.22
	December 31, 2005	146,395	10.7134	to	11.5423	1,582,621	0.00	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.0730	to	11.1712	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71
LGF
	December 31, 2006 (h)	80,896	9.8104	to	9.8937	797,765	-	1.35	to	2.10	(1.60)	to	(1.10)
IGB
	December 31, 2006	821,108	10.4189	to	10.7963	8,748,658	5.05	1.30	to	2.30	2.73	to	3.78
	December 31, 2005	340,324	10.2177	to	10.4083	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.2282	to	10.3705	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SRE
	December 31, 2006	5,480,387	17.7423	to	18.3844	99,533,635	1.38	1.30	to	2.55	35.12	to	36.85
	December 31, 2005	3,596,058	13.1306	to	13.4410	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.3194	to	12.4577	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2006	769,769	22.8241	to	27.3850	19,831,254	1.58	1.35	to	2.55	35.43	to	37.09
	December 31, 2005	967,700	16.8526	to	20.0460	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.7675	to	18.5935	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.1371	to	14.1883	12,836,641	-	1.35	to	2.55	21.37	to	34.11
	December 31, 2002 (b)	27,198	10.0602	to	10.0914	273,956	34.66	1.35	to	2.10	0.60	to	0.91
(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.
(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.
(h) For the period May 1, 2006 (commencement of operations) through December 31, 2006.
Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

CMM
	December 31, 2006	119,244	$10.1589	to	10.3821	$1,230,135	4.30%	1.35	to	2.05%	2.21	to	2.93%
	December 31, 2005 (e)	48,728	10.0463	to	10.0862	490,142	2.24	1.35	to	1.85	0.46	to	0.86
WTF
	December 31, 2006	76,127	13.3415	to	13.6344	1,031,416	0.29	1.35	to	2.25	17.02	to	18.09
	December 31, 2005 (e)	36,338	11.4820	to	11.5458	418,444		1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2006	2,650	11.7457			31,111	0.13	1.65			6.10
	December 31, 2005 (e)	699	11.0707			7,735		1.65			10.71

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.
* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.
*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Report of Independent Registered Public Accounting Firm
To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV and Sun Life Financial Masters VII Sub-Accounts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):
We have audited the accompanying statements of condition of Columbia Funds VIT Small Cap Value Fund Sub-Account, Columbia Funds VIT Marsico 21st Century Portfolio Sub-Account, Columbia Funds VIT Marsico Growth Portfolio Sub-Account, Columbia VIT Marsico International Opportunities Portfolio Sub-Account, Fidelity VIP Freedom 2010 Portfolio Sub-Account, Fidelity VIP Freedom 2015 Portfolio Sub-Account, Fidelity VIP Freedom 2020 Portfolio Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund Sub-Account, Franklin Templeton VIP Developing Markets Securities Fund Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Fund Sub-Account, Franklin Templeton VIP Small Cap Value Securities Fund Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main Street Fund Sub-Account, Oppenheimer Main St. Small Cap Fund Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, SCAT Sun Capital All Cap S Class Sub-Account, SCAT Sun Capital FI Large Cap Growth Fund Sub-Account, SCAT Sun Capital Investment Grade Bond S Class Sub-Account, SCAT Sun Capital Real Estate Fund S Class Sub-Account, SCAT Sun Capital Real Estate Fund Sub-Account, SCAT Sun Capital Money Market S Class Sub-Account, Wanger Advisors Trust Wanger Select Sub-Account, and Wanger Advisors Trust Wanger U.S. Smaller Companies Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
April 20, 2007
Boston, Massachusetts
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006
Assets:
Investment in	Shares		Cost		Value
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2 Sub-Account (AG2)		$		$
V.I. Core Equity Fund Series 2 Sub-Account (AG3)	20,325		447,178		549,178
V.I. Capital Appreciation Fund Sub-Account (AI1)	1,800,795		43,221,821		47,216,838
V.I. Growth Fund Sub-Account (AI2)
V.I. Core Equity Fund Sub-Account (AI3)	1,217,196		27,008,862		33,132,063
V.I. International Growth Fund Sub-Account (AI4)	1,250,672		20,828,855		36,807,285
V.I. Premier Equity Fund Sub-Account (AI5)
V.I. Capital Appreciation Fund Series 2 Sub-Account (AI7)	69,881		1,643,057		1,810,623
V.I. International Growth Fund Series 2 Sub-Account (AI8)	38,065		727,180		1,109,606
V.I. Premier Equity Fund Series 2 Sub-Account (AI9)
V.I. Dynamics Fund Sub-Account (IV1)	191,313		2,688,274		3,281,022
V.I. Small Company Growth Fund Sub-Account (IV2)	276,138		4,133,883		5,108,554
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series Sub-Account (SGI)	6,487,523		166,353,886		177,887,879
The Alger American Fund
Growth Portfolio Sub-Account (AL1)	647,600		24,229,118		26,694,057
Income and Growth Portfolio Sub-Account (AL2)	1,616,758		16,988,968		17,929,851
Small Capitalization Portfolio Sub-Account (AL3)	225,166		3,727,702		6,399,222
Alliance Variable Products (VP) Series Fund, Inc.
Large Cap Growth Portfolio Sub-Account (AN1)	321,979		7,285,425		8,490,592
Global Technology Portfolio Sub-Account (AN2)	98,246		1,380,128		1,664,293
Growth and Income Portfolio Sub-Account (AN3)	1,317,435		26,849,946		35,478,512
International Growth Portfolio Sub-Account (AN4)	586,456		13,581,784		17,710,960
Small Cap Growth Portfolio Sub-Account (AN5)	196,205		2,339,828		2,621,300
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio Sub-Account (CS1)	110,339		1,742,677		2,410,905
International Focus Portfolio Sub-Account (CS2)	32,543		325,954		447,135
Global Small Cap Portfolio Sub-Account (CS3)	33,573		407,301		492,180
Small Cap Growth Portfolio Sub-Account (CS4)	89,203		1,248,690		1,391,570
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio Sub-Account (FL1)	1,687,526		44,089,284		52,498,948
VIP Overseas Fund Portfolio Sub-Account (FL2)	416,002		6,471,352		9,880,059
VIP Growth Fund Portfolio Sub-Account (FL3)	1,896,043		55,652,327		67,157,855
Franklin Templeton Variable Insurance Products (VIP) Trust
Growth Securities Fund Class 2 Sub-Account (FTG)	566,002		7,326,056		9,016,416
Templeton Foreign Securities Fund Sub-Account (FTI)	494,788		7,378,716		9,262,434
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund Sub-Account (GS2)	397,486		5,481,108		5,739,696
VIT Structured US Equity Fund Sub-Account (GS3)	979,020		11,035,071		14,362,225
VIT Growth and Income Fund Sub-Account (GS4)	613,466		7,183,305		8,533,308
VIT International Equity Fund Sub-Account (GS5)	615,898		6,132,566		8,924,364
VIT Capital Growth Fund Sub-Account (GS7)	284,216		2,773,355		3,291,217
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio Sub-Account (JP1)	493,869		6,896,301		7,753,736
International Opportunities Portfolio Sub-Account (JP2)	294,480		2,998,359		4,340,631
Small Company Portfolio Sub-Account (JP3)	299,590		4,350,002		5,338,693
Legg Mason Partners Variable Portfolios, Inc.
All Cap Portfolio Sub-Account (SB1)	26,852		460,958		524,148
Investors Sub-Account (SB2)	33,126		428,664		548,234
Strategic Bond Portfolio Sub-Account (SB3)	205,048		2,200,928		2,099,693
Total Return Portfolio Sub-Account (SB4)	183,853		2,002,977		2,257,713
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio Sub-Account (LA1)	6,262,296		147,738,638		183,735,759
Mid Cap Value Portfolio Sub-Account (LA2)	4,897,207		87,397,163		106,661,170
International Portfolio Sub-Account (LA3)	687,372		7,285,140		8,172,857
MFS/Sun Life Series Trust
Capital Appreciation Series Sub-Account (CAS)	424,082		7,874,761		8,693,694

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Emerging Growth Series Sub-Account (EGS)	952,143	$13,824,677	$17,567,030
Government Securities Series Sub-Account (GSS)	2,073,922	27,326,588	26,235,119
High Yield Series Sub-Account (HYS)	2,668,942	17,817,481	18,495,767
New Discovery S Class Sub-Account (M1A)	2,675,815	32,288,602	42,866,549
Massachusetts Investors Growth Stock S Class Sub-Account (M1B)	863,478	7,199,575	9,006,080
High Yield S Class Sub-Account (MFC)	1,805,131	11,995,839	12,419,302
Capital Appreciation S Class Sub-Account (MFD)	58,866	1,023,596	1,196,155
Utilities S Class Sub-Account (MFE)	507,362	7,270,573	11,714,981
Emerging Growth S Class Sub-Account (MFF)	97,698	1,394,102	1,777,128
Total Return S Class Sub-Account (MFJ)	3,757,228	66,681,647	74,618,547
Government Securities S Class Sub-Account (MFK)	1,617,730	21,302,009	20,351,044
Massachusetts Investors Trust S Class Sub-Account (MFL)	197,861	5,085,565	6,658,025
Massachusetts Investors Growth Stock Series Sub-Account (MIS)	1,991,592	18,081,988	20,951,545
Massachusetts Investors Trust Series Sub-Account (MIT)	608,693	16,345,258	20,628,601
Money Market Series Sub-Account (MMS)	2,039,422	2,039,422	2,039,422
New Discovery Series Sub-Account (NWD)	2,116,669	23,519,677	34,374,711
Total Return Series Sub-Account (TRS)	2,420,569	42,198,450	48,459,789
Utilities Series Sub-Account (UTS)	1,559,065	20,591,650	36,248,259
OCC Accumulation Trust
Equity Portfolio Sub-Account (OP1)	95,835	3,269,399	3,975,244
Mid Cap Value Portfolio Sub-Account (OP2)	484,842	6,716,483	7,553,837
Small Cap Portfolio Sub-Account (OP3)	67,185	1,907,654	2,468,383
Managed Portfolio Sub-Account (OP4)	30,138	1,212,447	1,250,139
PIMCO Variable Insurance Trust (VIT)
High Yield Portfolio Sub-Account (PHY)	9,936,686	80,353,038	82,871,961
Emerging Markets Bond Portfolio Sub-Account (PMB)	4,700,846	62,054,193	65,623,806
Real Return Portfolio Sub-Account (PRR)	1,450,035	18,291,198	17,298,917
Total Return Portfolio Sub-Account (PTR)	10,866,132	112,601,226	109,965,257
Rydex Variable Trust (VT)
Nova Fund Sub-Account (RX1)	100,208	785,050	1,011,095
OTC Fund Sub-Account (RX2)	90,872	1,243,326	1,398,521
Sun Capital Advisers Trust (SCAT)
Sun Capital Money Market Fund Sub-Account (SC1)	78,754,005	78,754,005	78,754,005
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,959,457	38,888,207	38,089,976
Sun Capital Real Estate Fund Sub-Account (SC3)	3,381,708	55,225,863	83,190,015
SC Blue Chip Mid Cap Fund Sub-Account (SC5)	4,475,492	67,997,328	85,213,377
SC Davis Venture Value Fund Sub-Account (SC7)	4,353,315	41,627,632	57,333,164
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	5,522,195	70,728,259	82,943,373
Sun Capital All Cap Fund Sub-Account (SCM)	183,599	2,112,695	2,271,117
		$1,770,072,250	$2,074,246,716
Liability:
Payable to Sponsor			(506,123)
Net Assets			$2,073,740,593

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
Net Assets Applicable to Participants:	Applicable to Participants of				Reserve for
	Deferred Variable Annuity Contracts				Variable
MFS Consolidated Futurity Contracts:	Units		Value		Annuities		Total
AIM Variable Insurance Fund, Inc.
AG2		$		$		$
AG3	38,485		549,178				549,178
AI1	5,389,199		47,123,629		89,906		47,213,535
AI2
AI3	3,451,306		33,018,589		107,865		33,126,454
AI4	2,694,506		36,708,024		85,223		36,793,247
AI5
AI7	141,340		1,774,691		34,217		1,808,908
AI8	53,726		1,109,606				1,109,606
AI9
IV1	301,975		3,280,686				3,280,686
IV2	456,882		5,108,554				5,108,554
Arnhold and S. Bleichroeder Advisers, Inc.
SGI	5,849,760		177,740,076		153,707		177,893,783
The Alger American Fund
AL1	2,983,599		26,618,964		71,856		26,690,820
AL2	1,757,863		17,869,608		35,692		17,905,300
AL3	633,958		6,349,674		44,368		6,394,042
Alliance Variable Products (VP) Series Fund, Inc.
AN1	965,443		8,470,121		19,988		8,490,109
AN2	205,629		1,664,293				1,664,293
AN3	2,886,467		35,445,248		27,701		35,472,949
AN4	837,640		17,660,211		48,773		17,708,984
AN5	216,018		2,621,300				2,621,300
Credit Suisse Institutional Fund, Inc.
CS1	91,812		2,364,585		42,158		2,406,743
CS2	33,808		446,522		502		447,024
CS3	35,748		473,807		14,413		488,220
CS4	124,946		1,388,817		2,350		1,391,167
Fidelity Variable Insurance Products Funds
FL1	3,375,023		52,486,070		9,820		52,495,890
FL2	711,657		9,844,482		35,491		9,879,973
FL3	7,077,916		67,127,092		27,660		67,154,752
Franklin Templeton Variable Insurance Products (VIP) Trust
FTG	445,167		8,974,316		41,541		9,015,857
FTI	448,566		9,226,999		35,054		9,262,053
Goldman Sachs Variable Insurance Trust
GS2	315,753		5,706,735		26,013		5,732,748
GS3	1,208,918		14,309,588		36,640		14,346,228
GS4	627,538		8,533,304				8,533,304
GS5	688,435		8,879,179		40,644		8,919,823
GS7	330,345		3,291,217				3,291,217
J.P. Morgan Series Trust II
JP1	735,943		7,682,176		64,128		7,746,304
JP2	340,519		4,322,251		15,303		4,337,554
JP3	366,045		5,336,837				5,336,837
Legg Mason Partners Variable Portfolios, Inc.
SB1	26,478		524,148				524,148
SB2	34,312		548,234				548,234
SB3	134,982		2,064,211		30,964		2,095,175
SB4	167,669		2,242,386		13,827		2,256,213
Lord Abbett Series Fund, Inc.
LA1	12,077,052		183,594,954		131,999		183,726,953
LA2	6,489,218		106,581,515		85,526		106,667,041
LA3	463,713		8,114,463		57,956		8,172,419

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Condition - December 31, 2006 - continued
	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust	Units	Value	Annuities	Total
CAS	1,151,127	$8,661,076	$27,193	$8,688,269
EGS	2,138,440	17,454,772	96,478	17,551,250
GSS	1,990,535	26,176,105	50,189	26,226,294
HYS	1,358,379	18,408,450	75,551	18,484,001
M1A	3,582,266	42,839,694	29,677	42,869,371
M1B	887,008	9,006,080		9,006,080
MFC	886,780	12,419,302		12,419,302
MFD	120,119	1,196,155		1,196,155
MFE	649,991	11,714,911	53	11,714,964
MFF	156,051	1,768,243	8,675	1,776,918
MFJ	5,555,631	74,520,897	86,112	74,607,009
MFK	1,799,514	20,349,695	1,217	20,350,912
MFL	553,299	6,647,849	9,584	6,657,433
MIS	2,762,033	20,874,834	73,785	20,948,619
MIT	1,969,866	20,541,445	59,107	20,600,552
MMS	173,945	2,039,422		2,039,422
NWD	3,093,225	34,369,866	3,832	34,373,698
TRS	3,237,526	48,407,172	42,170	48,449,342
UTS	2,062,507	36,039,254	173,594	36,212,848
OCC Accumulation Trust
OP1	287,548	3,967,183	6,416	3,973,599
OP2	257,601	7,483,159	59,900	7,543,059
OP3	107,735	2,410,491	51,639	2,462,130
OP4	94,149	1,250,139		1,250,139
PIMCO Variable Insurance Trust (VIT)
PHY	5,350,402	82,832,369	42,132	82,874,501
PMB	3,420,726	65,581,184	43,132	65,624,316
PRR	1,490,902	17,298,271	499	17,298,770
PTR	9,778,093	109,933,581	33,938	109,967,519
Rydex Variable Trust (VT)
RX1	94,698	969,894	41,683	1,011,577
RX2	166,587	1,398,521		1,398,521
Sun Capital Advisers Trust (SCAT)
SC1	7,379,175	78,459,651	151,309	78,610,960
SC2	2,789,424	37,966,984	95,832	38,062,816
SC3	2,574,445	83,111,825	75,801	83,187,626
SC5	4,734,629	85,049,570	140,609	85,190,179
SC7	4,502,180	57,155,022	140,895	57,295,917
SCB	4,668,685	82,824,773	113,364	82,938,137
SCM	132,317	2,215,139	55,624	2,270,763
Net Assets		$2,070,519,318	$3,221,275	$2,073,740,593

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006
	AG2	AG3	AI1	AI2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$3,091	$27,023	$
Mortality and expense risk charges	(5,356)	(8,378)	(543,517)	(124,720)
Distribution and administrative expense charges	(643)	(1,005)	(65,222)	(14,967)
Net investment income (loss)	$(5,999)	$(6,292)	$(581,716)	$(139,687)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$272,616	$49,003	$1,227,163	$7,359,921
Realized gain distributions
Net realized gains (losses)	$272,616	$49,003	$1,227,163	$7,359,921

Net unrealized appreciation (depreciation) on investments:
End of year	$	$102,000	$3,995,017	$
Beginning of year	205,585	78,178	4,170,767	5,299,183
Change in unrealized appreciation (depreciation)	$(205,585)	$23,822	$(175,750)	$(5,299,183)

Realized and unrealized gains (losses)	$67,031	$72,825	$1,051,413	$2,060,738
Increase (Decrease) in net assets from operations	$61,032	$66,533	$469,697	$1,921,051

	AI3	AI4	AI5	AI7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$177,583	$346,698	$51,933	$
Mortality and expense risk charges	(418,558)	(458,051)	(21,859)	(25,598)
Distribution and administrative expense charges	(50,227)	(54,966)	(2,623)	(3,072)
Net investment income (loss)	$(291,202)	$(166,319)	$27,451	$(28,670)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$297,659	$4,344,989	$1,082,197	$78,862
Realized gain distributions
Net realized gains (losses)	$297,659	$4,344,989	$1,082,197	$78,862

Net unrealized appreciation (depreciation) on investments:
End of year	$6,123,201	$15,978,430	$	$167,566
Beginning of year	1,731,125	11,875,069	860,396	199,353
Change in unrealized appreciation (depreciation)	$4,392,076	$4,103,361	$(860,396)	$(31,787)

Realized and unrealized gains (losses)	$4,689,735	$8,448,350	$221,801	$47,075
Increase (Decrease) in net assets from operations	$4,398,533	$8,282,031	$249,252	$18,405

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	AI8	AI9	IV1	IV2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$9,905	$1,438	$	$
Mortality and expense risk charges	(17,687)	(1,040)	(31,920)	(60,662)
Distribution and administrative expense charges	(2,122)	(125)	(3,830)	(7,280)
Net investment income (loss)	$(9,904)	$273	$(35,750)	$(67,942)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$225,006	$33,073	$342,942	$354,553
Realized gain distributions
Net realized gains (losses)	$225,006	$33,073	$342,942	$354,553

Net unrealized appreciation (depreciation) on investments:
End of year	$382,426	$	$592,748	$974,671
Beginning of year	343,227	23,538	523,661	764,682
Change in unrealized appreciation (depreciation)	$39,199	$(23,538)	$69,087	$209,989

Realized and unrealized gains (losses)	$264,205	$9,535	$412,029	$564,542
Increase (Decrease) in net assets from operations	$254,301	$9,808	$376,279	$496,600

	SGI	AL1	AL2	AL3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$11,304,097	$39,389	$247,297	$
Mortality and expense risk charges	(2,486,224)	(395,395)	(244,747)	(86,963)
Distribution and administrative expense charges	(298,347)	(47,447)	(29,370)	(10,436)
Net investment income (loss)	$8,519,526	$(403,453)	$(26,820)	$(97,399)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$23,202,091	$(1,266,944)	$(852,448)	$528,390
Realized gain distributions	38,459,166
Net realized gains (losses)	$61,661,257	$(1,266,944)	$(852,448)	$528,390

Net unrealized appreciation (depreciation) on investments:
End of year	$11,533,993	$2,464,939	$940,883	$2,671,520
Beginning of year	45,960,238	(9,695)	(1,154,352)	1,970,844
Change in unrealized appreciation (depreciation)	$(34,426,245)	$2,474,634	$2,095,235	$700,676

Realized and unrealized gains (losses)	$27,235,012	$1,207,690	$1,242,787	$1,229,066
Increase (Decrease) in net assets from operations	$35,754,538	$804,237	$1,215,967	$1,131,667

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	AN1	AN2	AN3	AN4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$	$430,826	$93,640
Mortality and expense risk charges	(140,907)	(25,862)	(491,272)	(200,007)
Distribution and administrative expense charges	(16,909)	(3,103)	(58,953)	(24,001)
Net investment income (loss)	$(157,816)	$(28,965)	$(119,399)	$(130,368)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,137,201	$136,798	$3,220,734	$1,985,174
Realized gain distributions			1,934,381	76,705
Net realized gains (losses)	$1,137,201	$136,798	$5,155,115	$2,061,879

Net unrealized appreciation (depreciation) on investments:
End of year	$1,205,167	$284,165	$8,628,566	$4,129,176
Beginning of year	2,712,762	286,786	8,649,324	2,849,133
Change in unrealized appreciation (depreciation)	$(1,507,595)	$(2,621)	$(20,758)	$1,280,043

Realized and unrealized gains (losses)	$(370,394)	$134,177	$5,134,357	$3,341,922
Increase (Decrease) in net assets from operations	$(528,210)	$105,212	$5,014,958	$3,211,554

	AN5	CS1	CS2	CS3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$9,102	$5,095	$
Mortality and expense risk charges	(38,355)	(22,304)	(6,245)	(5,645)
Distribution and administrative expense charges	(4,603)	(2,676)	(749)	(677)
Net investment income (loss)	$(42,958)	$(15,878)	$(1,899)	$(6,322)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$306,259	$353,096	$45,121	$21,150
Realized gain distributions		22,362
Net realized gains (losses)	$306,259	$375,458	$45,121	$21,150

Net unrealized appreciation (depreciation) on investments:
End of year	$281,472	$668,228	$121,181	$84,879
Beginning of year	286,746	567,942	88,295	45,695
Change in unrealized appreciation (depreciation)	$(5,274)	$100,286	$32,886	$39,184

Realized and unrealized gains (losses)	$300,985	$475,744	$78,007	$60,334
Increase (Decrease) in net assets from operations	$258,027	$459,866	$76,108	$54,012

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	CS4	FL1	FL2	FL3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$497,039	$69,649	$107,009
Mortality and expense risk charges	(19,196)	(690,132)	(134,478)	(935,801)
Distribution and administrative expense charges	(2,304)	(82,816)	(16,137)	(112,296)
Net investment income (loss)	$(21,500)	$(275,909)	$(80,966)	$(941,088)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$118,640	$4,034,252	$1,208,519	$2,910,123
Realized gain distributions		4,234,797	60,363
Net realized gains (losses)	$118,640	$8,269,049	$1,268,882	$2,910,123

Net unrealized appreciation (depreciation) on investments:
End of year	$142,880	$8,409,664	$3,408,707	$11,505,528
Beginning of year	184,763	11,825,195	3,181,218	10,318,416
Change in unrealized appreciation (depreciation)	$(41,883)	$(3,415,531)	$227,489	$1,187,112

Realized and unrealized gains (losses)	$76,757	$4,853,518	$1,496,371	$4,097,235
Increase (Decrease) in net assets from operations	$55,257	$4,577,609	$1,415,405	$3,156,147

	FTG	FTI	GS2	GS3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$101,745	$93,601	$36,930	$148,536
Mortality and expense risk charges	(112,198)	(104,040)	(81,285)	(186,629)
Distribution and administrative expense charges	(13,464)	(12,485)	(9,754)	(22,395)
Net investment income (loss)	$(23,917)	$(22,924)	$(54,109)	$(60,488)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$428,911	$601,120	$544,303	$531,536
Realized gain distributions	283,455		403,113
Net realized gains (losses)	$712,366	$601,120	$947,416	$531,536

Net unrealized appreciation (depreciation) on investments:
End of year	$1,690,360	$1,883,718	$258,588	$3,327,154
Beginning of year	948,349	997,746	573,296	2,258,988
Change in unrealized appreciation (depreciation)	$742,011	$885,972	$(314,708)	$1,068,166

Realized and unrealized gains (losses)	$1,454,377	$1,487,092	$632,708	$1,599,702
Increase (Decrease) in net assets from operations	$1,430,460	$1,464,168	$578,599	$1,539,214

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	GS4	GS5	GS7	JP1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$132,438	$135,279	$4,064	$84,987
Mortality and expense risk charges	(91,622)	(109,362)	(41,772)	(105,181)
Distribution and administrative expense charges	(10,995)	(13,123)	(5,013)	(12,622)
Net investment income (loss)	$29,821	$12,794	$(42,721)	$(32,816)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$655,826	$486,860	$153,176	$(186,004)
Realized gain distributions	318,286
Net realized gains (losses)	$974,112	$486,860	$153,176	$(186,004)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,350,003	$2,791,798	$517,862	$857,435
Beginning of year	956,788	1,701,534	407,224	(443,924)
Change in unrealized appreciation (depreciation)	$393,215	$1,090,264	$110,638	$1,301,359

Realized and unrealized gains (losses)	$1,367,327	$1,577,124	$263,814	$1,115,355
Increase (Decrease) in net assets from operations	$1,397,148	$1,589,918	$221,093	$1,082,539

	JP2	JP3	SB1	SB2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$44,303	$	$6,847	$8,550
Mortality and expense risk charges	(54,294)	(76,625)	(7,448)	(7,083)
Distribution and administrative expense charges	(6,515)	(9,195)	(894)	(850)
Net investment income (loss)	$(16,506)	$(85,820)	$(1,495)	$617

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$454,680	$393,907	$134,342	$31,916
Realized gain distributions		178,976	18,929	12,154
Net realized gains (losses)	$454,680	$572,883	$153,271	$44,070

Net unrealized appreciation (depreciation) on investments:
End of year	$1,342,272	$988,691	$63,190	$119,570
Beginning of year	970,767	785,133	120,325	75,566
Change in unrealized appreciation (depreciation)	$371,505	$203,558	$(57,135)	$44,004

Realized and unrealized gains (losses)	$826,185	$776,441	$96,136	$88,074
Increase (Decrease) in net assets from operations	$809,679	$690,621	$94,641	$88,691

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	SB3	SB4	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$113,314	$45,968	$2,188,469	$515,759
Mortality and expense risk charges	(29,494)	(28,680)	(2,457,911)	(1,480,880)
Distribution and administrative expense charges	(3,539)	(3,442)	(294,949)	(177,706)
Net investment income (loss)	$80,281	$13,846	$(564,391)	$(1,142,827)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$25,979	$137,102	$7,404,376	$7,899,376
Realized gain distributions	2,063	40,110	5,864,421	8,036,136
Net realized gains (losses)	$28,042	$177,212	$13,268,797	$15,935,512

Net unrealized appreciation (depreciation) on investments:
End of year	$(101,235)	$254,736	$35,997,121	$19,264,007
Beginning of year	(69,974)	192,243	22,639,523	23,511,063
Change in unrealized appreciation (depreciation)	$(31,261)	$62,493	$13,357,598	$(4,247,056)

Realized and unrealized gains (losses)	$(3,219)	$239,705	$26,626,395	$11,688,456
Increase (Decrease) in net assets from operations	$77,062	$253,551	$26,062,004	$10,545,629

	LA3	CAS	EGS	GSS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$31,222	$18,926	$	$1,432,766
Mortality and expense risk charges	(97,781)	(118,515)	(244,091)	(364,249)
Distribution and administrative expense charges	(11,734)	(14,222)	(29,291)	(43,710)
Net investment income (loss)	$(78,293)	$(113,811)	$(273,382)	$1,024,807

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,043,180	$(323,376)	$411,427	$(808,880)
Realized gain distributions	915,092
Net realized gains (losses)	$1,958,272	$(323,376)	$411,427	$(808,880)

Net unrealized appreciation (depreciation) on investments:
End of year	$887,717	$818,933	$3,742,353	$(1,091,469)
Beginning of year	1,206,195	(3,452)	2,758,327	(1,423,064)
Change in unrealized appreciation (depreciation)	$(318,478)	$822,385	$984,026	$331,595

Realized and unrealized gains (losses)	$1,639,794	$499,009	$1,395,453	$(477,285)
Increase (Decrease) in net assets from operations	$1,561,501	$385,198	$1,122,071	$547,522

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	HYS	M1A	M1B	MFC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$1,527,967	$	$	$983,165
Mortality and expense risk charges	(234,685)	(641,433)	(126,987)	(167,910)
Distribution and administrative expense charges	(28,162)	(76,972)	(15,239)	(20,149)
Net investment income (loss)	$1,265,120	$(718,405)	$(142,226)	$795,106

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(9,358)	$3,428,779	$264,941	$(10,551)
Realized gain distributions
Net realized gains (losses)	$(9,358)	$3,428,779	$264,941	$(10,551)

Net unrealized appreciation (depreciation) on investments:
End of year	$678,286	$10,577,947	$1,806,505	$423,463
Beginning of year	393,941	8,681,668	1,436,594	226,826
Change in unrealized appreciation (depreciation)	$284,345	$1,896,279	$369,911	$196,637

Realized and unrealized gains (losses)	$274,987	$5,325,058	$634,852	$186,086
Increase (Decrease) in net assets from operations	$1,540,107	$4,606,653	$492,626	$981,192

	MFD	MFE	MFF	MFJ
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$276,837	$	$1,929,307
Mortality and expense risk charges	(18,154)	(135,774)	(29,296)	(1,149,540)
Distribution and administrative expense charges	(2,179)	(16,293)	(3,516)	(137,945)
Net investment income (loss)	$(20,333)	$124,770	$(32,812)	$641,822

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$52,246	$1,137,076	$277,018	$1,667,013
Realized gain distributions				2,937,440
Net realized gains (losses)	$52,246	$1,137,076	$277,018	$4,604,453

Net unrealized appreciation (depreciation) on investments:
End of year	$172,559	$4,444,408	$383,026	$7,936,900
Beginning of year	151,869	2,991,008	538,798	6,111,928
Change in unrealized appreciation (depreciation)	$20,690	$1,453,400	$(155,772)	$1,824,972

Realized and unrealized gains (losses)	$72,936	$2,590,476	$121,246	$6,429,425
Increase (Decrease) in net assets from operations	$52,603	$2,715,246	$88,434	$7,071,247

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	MFK		MFL	MIS	MIT
	Sub-Account		Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$1,018,664	$41,257	$20,832	$174,374
Mortality and expense risk charges		(294,820)	(85,855)	(282,586)	(276,216)
Distribution and administrative expense charges		(35,378)	(10,303)	(33,910)	(33,146)
Net investment income (loss)		$688,466	$(54,901)	$(295,664)	$(134,988)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares		$(537,081)	$225,695	$(146,337)	$259,058
Realized gain distributions
Net realized gains (losses)		$(537,081)	$225,695	$(146,337)	$259,058

Net unrealized appreciation (depreciation) on investments:
End of year		$(950,965)	$1,572,460	$2,869,557	$4,283,343
Beginning of year		(1,168,174)	1,046,707	1,179,928	2,094,975
Change in unrealized appreciation (depreciation)		$217,209	$525,753	$1,689,629	$2,188,368

Realized and unrealized gains (losses)		$(319,872)	$751,448	$1,543,292	$2,447,426
Increase (Decrease) in net assets from operations		$368,594	$696,547	$1,247,628	$2,312,438

	MMS		NWD	TRS	UTS
	Sub-Account		Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income		$102,690	$	$1,320,862	$983,830
Mortality and expense risk charges		(28,373)	(455,064)	(618,809)	(433,568)
Distribution and administrative expense charges		(3,405)	(54,608)	(74,257)	(52,028)
Net investment income (loss)		$70,912	$(509,672)	$627,796	$498,234

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$		$3,309,058	$1,157,335	$3,193,209
Realized gain distributions				1,862,747
Net realized gains (losses)	$		$3,309,058	$3,020,082	$3,193,209

Net unrealized appreciation (depreciation) on investments:
End of year	$		$10,855,034	$6,261,339	$15,656,609
Beginning of year			9,780,776	5,140,790	10,303,976
Change in unrealized appreciation (depreciation)	$		$1,074,258	$1,120,549	$5,352,633

Realized and unrealized gains (losses)	$		$4,383,316	$4,140,631	$8,545,842
Increase (Decrease) in net assets from operations		$70,912	$3,873,644	$4,768,427	$9,044,076

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	OP1	OP2	OP3	OP4
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$20,735	$	$	$22,521
Mortality and expense risk charges	(52,968)	(109,046)	(30,502)	(16,350)
Distribution and administrative expense charges	(6,356)	(13,086)	(3,660)	(1,962)
Net investment income (loss)	$(38,589)	$(122,132)	$(34,162)	$4,209

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$158,807	$330,825	$98,018	$(1,194)
Realized gain distributions	268,863	1,243,897	143,294	139,218
Net realized gains (losses)	$427,670	$1,574,722	$241,312	$138,024

Net unrealized appreciation (depreciation) on investments:
End of year	$705,845	$837,354	$560,729	$37,692
Beginning of year	553,396	1,386,803	245,227	81,436
Change in unrealized appreciation (depreciation)	$152,449	$(549,449)	$315,502	$(43,744)

Realized and unrealized gains (losses)	$580,119	$1,025,273	$556,814	$94,280
Increase (Decrease) in net assets from operations	$541,530	$903,141	$522,652	$98,489

	PHY	PMB	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$5,653,760	$3,489,122	$766,877	$4,683,319
Mortality and expense risk charges	(1,170,438)	(937,356)	(245,640)	(1,512,684)
Distribution and administrative expense charges	(140,453)	(112,483)	(29,477)	(181,522)
Net investment income (loss)	$4,342,869	$2,439,283	$491,760	$2,989,113

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,698,575	$1,340,236	$81,098	$(503,720)
Realized gain distributions		872,647	458,864	573,025
Net realized gains (losses)	$1,698,575	$2,212,883	$539,962	$69,305

Net unrealized appreciation (depreciation) on investments:
End of year	$2,518,923	$3,569,613	$(992,281)	$(2,635,969)
Beginning of year	2,842,413	3,558,357	213,187	(1,840,115)
Change in unrealized appreciation (depreciation)	$(323,490)	$11,256	$(1,205,468)	$(795,854)

Realized and unrealized gains (losses)	$1,375,085	$2,224,139	$(665,506)	$(726,549)
Increase (Decrease) in net assets from operations	$5,717,954	$4,663,422	$(173,746)	$2,262,564

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
	RX1	RX2	SC1		SC2
	Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$11,547	$		$3,645,603	$2,089,061
Mortality and expense risk charges	(15,389)	(16,918)		(1,112,270)	(546,391)
Distribution and administrative expense charges	(1,847)	(2,030)		(133,472)	(65,567)
Net investment income (loss)	$(5,689)	$(18,948)		$2,399,861	$1,477,103

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$174,412	$63,775	$		$28,514
Realized gain distributions					451,871
Net realized gains (losses)	$174,412	$63,775	$		$480,385

Net unrealized appreciation (depreciation) on investments:
End of year	$226,045	$155,195	$		$(798,231)
Beginning of year	238,227	158,053			(278,563)
Change in unrealized appreciation (depreciation)	$(12,182)	$(2,858)	$		$(519,668)

Realized and unrealized gains (losses)	$162,230	$60,917	$		$(39,283)
Increase (Decrease) in net assets from operations	$156,541	$41,969		$2,399,861	$1,437,820

	SC3	SC5	SC7		SCB
	Sub-Account	Sub-Account	Sub-Account		Sub-Account
Income and Expenses:
Dividend income	$1,277,699	$		$376,544	$
Mortality and expense risk charges	(1,099,834)	(1,195,808)		(695,586)	(1,159,297)
Distribution and administrative expense charges	(131,980)	(143,497)		(83,470)	(139,116)
Net investment income (loss)	$45,885	$(1,339,305)		$(402,512)	$(1,298,413)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$11,391,089	$6,772,073		$3,340,481	$5,896,941
Realized gain distributions	3,459,021	14,135,129			3,251,622
Net realized gains (losses)	$14,850,110	$20,907,202		$3,340,481	$9,148,563

Net unrealized appreciation (depreciation) on investments:
End of year	$27,964,152	$17,216,049		$15,705,532	$12,215,114
Beginning of year	17,775,846	28,964,700		12,087,553	10,547,153
Change in unrealized appreciation (depreciation)	$10,188,306	$(11,748,651)		$3,617,979	$1,667,961

Realized and unrealized gains (losses)	$25,038,416	$9,158,551		$6,958,460	$10,816,524
Increase (Decrease) in net assets from operations	$25,084,301	$7,819,246		$6,555,948	$9,518,111

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Operations - Year Ended December 31, 2006 - continued
SCM
Sub-Account
Income and Expenses:
Dividend income	$30,085
Mortality and expense risk charges	(31,501)
Distribution and administrative expense charges	(3,780)
Net investment income (loss)	$(5,196)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(51,619)
Realized gain distributions	6,462
Net realized gains (losses)	$(45,157)

Net unrealized appreciation (depreciation) on investments:
End of year	$158,422
Beginning of year	(272,701)
Change in unrealized appreciation (depreciation)	$431,123

Realized and unrealized gains (losses)	$385,966
Increase (Decrease) in net assets from operations	$380,770

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets
		AG2				AG3				AI1				AI2				AI3
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(5,999)		$(17,324)		$(6,292)		$(2,630)		$(581,716)		$(390,521)		$(139,687)		$(440,220)		$(291,202)		$(11,275)
Net realized gains (losses)		272,616		19,195		49,003		21,623		1,227,163		(1,172,331)		7,359,921		(298,549)		297,659		(1,528,253)
Net unrealized gains (losses)		(205,585)		44,719		23,822		(5,895)		(175,750)		3,357,015		(5,299,183)		2,311,090		4,392,076		2,636,856
Increase (Decrease) in net assets from operations		$61,032		$46,590		$66,533		$13,098		$469,697		$1,794,163		$1,921,051		$1,572,321		$4,398,533		$1,097,328

Participant Transactions:
Accumulation Activity:
Purchase payments received		$872		$2,573		$1,283		$25,806		$421,519		$295,335		$38,361		$325,709		$507,261		$373,138
Net transfers between Sub-Accounts and Fixed Account		(995,279)		(18,378)		198,962		(74,789)		25,688,175		(2,694,558)		(29,473,806)		(3,097,369)		2,641,356		(2,883,398)
Withdrawals, surrenders, annuitizations and
contract charges		(10,071)		(29,163)		(119,516)		(2,208)		(6,743,370)		(3,311,936)		(1,582,918)		(3,781,102)		(4,571,367)		(3,791,772)
Net accumulation activity		$(1,004,478)		$(44,968)		$80,729		$(51,191)		$19,366,324		$(5,711,159)		$(31,018,363)		$(6,552,762)		$(1,422,750)		$(6,302,032)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$			$27,164	$		$		$
Annuity payments and contract charges		(311)		(860)						(9,933)		(12,553)		(10,426)		(22,564)		(10,462)		(25,011)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		278		(221)						4,990		(990)		9,976		(1,680)		(1,209)		(1,146)
Net annuitization activity		$(33)		$(1,081)	$		$			$(4,943)		$(13,543)		$26,714		$(24,244)		$(11,671)		$(26,157)
Increase (Decrease) in net assets from participant owner transactions		$(1,004,511)		$(46,049)		$80,729		$(51,191)		$19,361,381		$(5,724,702)		$(30,991,649)		$(6,577,006)		$(1,434,421)		$(6,328,189)

Increase (Decrease) in net assets		$(943,479)		$541		$147,262		$(38,093)		$19,831,078		$(3,930,539)		$(29,070,598)		$(5,004,685)		$2,964,112		$(5,230,861)

Net Assets:
Beginning of year		$943,479		$942,938		$401,916		$440,009		$27,382,457		$31,312,996		$29,070,598		$34,075,283		$30,162,342		$35,393,203
End of year	$			$943,479		$549,178		$401,916		$47,213,535		$27,382,457	$			$29,070,598		$33,126,454		$30,162,342

Unit Transactions:
Beginning of year		79,268		83,335		33,532		37,182		3,329,705		4,032,429		4,786,871		5,955,627		3,571,932		4,307,659
Purchased		21		262		93		1,981		53,431		38,267		7,970		60,375		62,695		39,955
Transferred between Sub-Accounts and Fixed
Accumulation Account		(78,615)		(1,889)		14,240		(5,445)		2,761,814		(311,001)		(4,552,102)		(566,030)		322,404		(345,895)
Withdrawn, Surrendered and Annuitized		(674)		(2,440)		(9,380)		(186)		(755,751)		(429,990)		(242,739)		(663,101)		(505,725)		(429,787)
End of year				79,268		38,485		33,532		5,389,199		3,329,705				4,786,871		3,451,306		3,571,932

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		AI4				AI5				AI7				AI8				AI9
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(166,319)		$(257,209)		$27,451		$(34,731)		$(28,670)		$(16,845)		$(9,904)		$(9,639)		$273		$(2,159)
Net realized gains (losses)		4,344,989		1,899,878		1,082,197		43,198		78,862		18,439		225,006		45,392		33,073		1,817
Net unrealized gains (losses)		4,103,361		3,369,559		(860,396)		188,137		(31,787)		60,746		39,199		91,112		(23,538)		7,083
Increase (Decrease) in net assets from operations		$8,282,031		$5,012,228		$249,252		$196,604		$18,405		$62,340		$254,301		$126,865		$9,808		$6,741

Participant Transactions:
Accumulation Activity:
Purchase payments received		$203,124		$261,764		$57,641		$9,341		$6,803		$8,651		$9,582		$788		$1,442		$3,450
Net transfers between Sub-Accounts and Fixed Account		(1,288,450)		(319,487)		(5,208,649)		(314,663)		857,820		(20,011)		69,298		(97,642)		(201,742)		2,766
Withdrawals, surrenders, annuitizations and contract charges		(4,612,894)		(3,888,393)		(126,863)		(364,568)		(59,133)		(23,251)		(126,564)		(17,206)		(12,092)		(11,038)
Net accumulation activity		$(5,698,220)		$(3,946,116)		$(5,277,871)		$(669,890)		$805,490		$(34,611)		$(47,684)		$(114,060)		$(212,392)		$(4,822)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(15,312)		(27,271)						(1,650)		(1,003)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(4,040)		(2,256)						(1,388)		(262)
Net annuitization activity		$(19,352)		$(29,527)	$		$			$(3,038)		$(1,265)	$		$		$		$
Increase (Decrease) in net assets from participant owner transactions		$(5,717,572)		$(3,975,643)		$(5,277,871)		$(669,890)		$802,452		$(35,876)		$(47,684)		$(114,060)		$(212,392)		$(4,822)

Increase (Decrease) in net assets		$2,564,459		$1,036,585		$(5,028,619)		$(473,286)		$820,857		$26,464		$206,617		$12,805		$(202,584)		$1,919

Net Assets:
Beginning of year		$34,228,788		$33,192,203		$5,028,619		$5,501,905		$988,051		$961,587		$902,989		$890,184		$202,584		$200,665
End of year		$36,793,247		$34,228,788	$			$5,028,619		$1,808,908		$988,051		$1,109,606		$902,989	$			$202,584

Unit Transactions:
Beginning of year		3,163,208		3,574,144		619,108		705,233		80,171		83,459		55,782		63,338		16,726		17,199
Purchased		17,669		27,135		677		1,199		494		644		524		56				262
Transferred between Sub-Accounts and Fixed
Accumulation Account		(112,178)		(47,746)		(604,649)		(40,656)		65,151		(2,370)		3,725		(6,506)		(15,882)		227
Withdrawn, Surrendered and Annuitized		(374,193)		(390,325)		(15,136)		(46,668)		(4,476)		(1,562)		(6,305)		(1,106)		(844)		(962)
End of year		2,694,506		3,163,208				619,108		141,340		80,171		53,726		55,782				16,726

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		IV1				IV2			SGI				AL1				AL2
		Sub-Account				Sub-Account			Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005	2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(35,750)		$(30,408)		$(67,942)		$(56,906)	$8,519,526		$1,049,059		$(403,453)		$(438,580)		$(26,820)		$(84,740)
Net realized gains (losses)		342,942		168,246		354,553		168,053	61,661,257		26,864,840		(1,266,944)		(3,788,943)		(852,448)		(1,634,739)
Net unrealized gains (losses)		69,087		42,058		209,989		37,485	(34,426,245)		(147,962)		2,474,634		7,478,076		2,095,235		2,066,911
Increase (Decrease) in net assets from operations		$376,279		$179,896		$496,600		$148,632	$35,754,538		$27,765,937		$804,237		$3,250,553		$1,215,967		$347,432

Participant Transactions:
Accumulation Activity:
Purchase payments received		$37,353		$8,524		$24,242		$17,022	$2,327,977		$3,430,260		$280,971		$192,674		$305,107		$87,777
Net transfers between Sub-Accounts and Fixed Account		1,110,219		(45,837)		1,216,329		117,647	(8,426,715)		6,036,914		(4,659,019)		(6,525,769)		(1,509,450)		(2,329,145)
Withdrawals, surrenders, annuitizations and contract charges		(331,202)		(142,030)		(426,641)		(261,566)	(18,295,334)		(13,398,287)		(4,328,401)		(4,003,414)		(3,307,113)		(3,405,377)
Net accumulation activity		$816,370		$(179,343)		$813,930		$(126,897)	$(24,394,072)		$(3,931,113)		$(8,706,449)		$(10,336,509)		$(4,511,456)		$(5,646,745)

Annuitization Activity:
Annuitizations	$		$		$		$		$5,470	$		$		$		$		$
Annuity payments and contract charges		(125)							(25,667)		(20,910)		(5,426)		(23,708)		(3,690)		(46,263)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(336)							3,518		1,821		(44,845)		42,297		(223,441)		218,958
Net annuitization activity		$(461)	$		$		$		$(16,679)		$(19,089)		$(50,271)		$18,589		$(227,131)		$172,695
Increase (Decrease) in net assets from participant owner transactions		$815,909		$(179,343)		$813,930		$(126,897)	$(24,410,751)		$(3,950,202)		$(8,756,720)		$(10,317,920)		$(4,738,587)		$(5,474,050)

Increase (Decrease) in net assets		$1,192,188		$553		$1,310,530		$21,735	$11,343,787		$23,815,735		$(7,952,483)		$(7,067,367)		$(3,522,620)		$(5,126,618)

Net Assets:
Beginning of year		$2,088,498		$2,087,945		$3,798,024		$3,776,289	$166,549,996		$142,734,261		$34,643,303		$41,710,670		$21,427,920		$26,554,538
End of year		$3,280,686		$2,088,498		$5,108,554		$3,798,024	$177,893,783		$166,549,996		$26,690,820		$34,643,303		$17,905,300		$21,427,920

Unit Transactions:
Beginning of year		212,624		236,847		375,781		390,021	6,745,856		6,913,520		4,056,460		5,448,196		2,233,544		2,847,367
Purchased		3,948		989		2,216		1,479	84,311		156,526		28,205		20,081		36,575		9,300
Transferred between Sub-Accounts and Fixed
Accumulation Account		119,228		(8,696)		121,212		12,908	(321,860)		280,579		(636,277)		(918,772)		(167,624)		(255,118)
Withdrawn, Surrendered and Annuitized		(33,825)		(16,516)		(42,327)		(28,627)	(658,547)		(604,769)		(464,789)		(493,045)		(344,632)		(368,005)
End of year		301,975		212,624		456,882		375,781	5,849,760		6,745,856		2,983,599		4,056,460		1,757,863		2,233,544

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	AL3			AN1				AN2				AN3			AN4
	Sub-Account			Sub-Account				Sub-Account				Sub-Account			Sub-Account
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	December 31,		December 31,	December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,
	2006		2005	2006		2005		2006		2005		2006		2005	2006		2005
Operations:
Net investment income (loss)	$(97,399)		$(104,524)	$(157,816)		$(164,203)		$(28,965)		$(29,195)		$(119,399)		$(75,423)	$(130,368)		$(107,922)
Net realized gains (losses)	528,390		71,305	1,137,201		284,147		136,798		24,731		5,155,115		2,802,707	2,061,879		798,065
Net unrealized gains (losses)	700,676		1,047,427	(1,507,595)		1,249,689		(2,621)		41,420		(20,758)		(1,552,866)	1,280,043		978,834
Increase (Decrease) in net assets from operations	$1,131,667		$1,014,208	$(528,210)		$1,369,633		$105,212		$36,956		$5,014,958		$1,174,418	$3,211,554		$1,668,977

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,124		$34,390	$131,771		$72,077		$8,097		$23,960		$562,640		$277,663	$81,306		$74,444
Net transfers between Sub-Accounts and Fixed Account	(930,852)		(645,380)	(2,210,201)		1,818		(275,687)		45,011		(4,155,393)		(963,228)	4,564,469		3,724,408
Withdrawals, surrenders, annuitizations and contract charges	(1,005,075)		(830,079)	(1,338,274)		(913,092)		(276,589)		(102,721)		(4,437,619)		(8,249,609)	(1,658,015)		(567,950)
Net accumulation activity	$(1,934,803)		$(1,441,069)	$(3,416,704)		$(839,197)		$(544,179)		$(33,750)		$(8,030,372)		$(8,935,174)	$2,987,760		$3,230,902

Annuitization Activity:
Annuitizations	$30,577	$		$26,177	$		$		$		$		$		$8,355	$
Annuity payments and contract charges	(10,581)		(14,805)	(6,083)								(666)		(989)	(9,306)		(6,774)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,592)		(889)	(482)								(541)		(314)	(885)		(680)
Net annuitization activity	$18,404		$(15,694)	$19,612	$		$		$			$(1,207)		$(1,303)	$(1,836)		$(7,454)
Increase (Decrease) in net assets from participant owner transactions	$(1,916,399)		$(1,456,763)	$(3,397,092)		$(839,197)		$(544,179)		$(33,750)		$(8,031,579)		$(8,936,477)	$2,985,924		$3,223,448

Increase (Decrease) in net assets	$(784,732)		$(442,555)	$(3,925,302)		$530,436		$(438,967)		$3,206		$(3,016,621)		$(7,762,059)	$6,197,478		$4,892,425

Net Assets:
Beginning of year	$7,178,774		$7,621,329	$12,415,411		$11,884,975		$2,103,260		$2,100,054		$38,489,570		$46,251,629	$11,511,506		$6,619,081
End of year	$6,394,042		$7,178,774	$8,490,109		$12,415,411		$1,664,293		$2,103,260		$35,472,949		$38,489,570	$17,708,984		$11,511,506

Unit Transactions:
Beginning of year	831,703		1,007,491	1,388,649		1,506,718		281,537		281,520		3,615,241		4,469,640	679,808		465,307
Purchased	125		4,122	15,049		8,069		1,075		3,458		49,029		25,929	4,177		4,851
Transferred between Sub-Accounts and Fixed
Accumulation Account	(96,084)		(76,591)	(282,901)		(13,306)		(37,204)		12,046		(383,142)		(84,976)	241,536		248,715
Withdrawn, Surrendered and Annuitized	(101,786)		(103,319)	(155,354)		(112,832)		(39,779)		(15,487)		(394,661)		(795,352)	(87,881)		(39,065)
End of year	633,958		831,703	965,443		1,388,649		205,629		281,537		2,886,467		3,615,241	837,640		679,808

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		AN5				CS1				CS2				CS3				CS4
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(42,958)		$(32,693)		$(15,878)		$(8,042)		$(1,899)		$(2,834)		$(6,322)		$(5,769)		$(21,500)		$(26,561)
Net realized gains (losses)		306,259		231,019		375,458		69,445		45,121		(39,899)		21,150		(74,226)		118,640		77,368
Net unrealized gains (losses)		(5,274)		(153,994)		100,286		252,731		32,886		118,998		39,184		134,509		(41,883)		(144,006)
Increase (Decrease) in net assets from operations		$258,027		$44,332		$459,866		$314,134		$76,108		$76,265		$54,012		$54,514		$55,257		$(93,199)

Participant Transactions:
Accumulation Activity:
Purchase payments received		$36,990		$21,914	$			$370	$			$204		$299		$750		$11,205		$4,521
Net transfers between Sub-Accounts and Fixed Account		(485,693)		452,687		711,114		130,671		36,785		(18,655)		80,837		9,288		(110,670)		61,037
Withdrawals, surrenders, annuitizations and contract charges		(304,973)		(237,577)		(339,735)		(113,808)		(204,875)		(44,892)		(92,812)		(107,651)		(287,966)		(395,293)
Net accumulation activity		$(753,676)		$237,024		$371,379		$17,233		$(168,090)		$(63,343)		$(11,676)		$(97,613)		$(387,431)		$(329,735)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(1,836)		(1,671)		(6,305)		(3,807)		(153)		(130)		(1,259)		(1,123)		(221)		(221)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(4,835)		(397)		(1,355)		(872)		(24)		(20)		(616)		(616)		(52)		(28)
Net annuitization activity		$(6,671)		$(2,068)		$(7,660)		$(4,679)		$(177)		$(150)		$(1,875)		$(1,739)		$(273)		$(249)
Increase (Decrease) in net assets from participant owner transactions		$(760,347)		$234,956		$363,719		$12,554		$(168,267)		$(63,493)		$(13,551)		$(99,352)		$(387,704)		$(329,984)

Increase (Decrease) in net assets		$(502,320)		$279,288		$823,585		$326,688		$(92,159)		$12,772		$40,461		$(44,838)		$(332,447)		$(423,183)

Net Assets:
Beginning of year		$3,123,620		$2,844,332		$1,583,158		$1,256,470		$539,183		$526,411		$447,759		$492,597		$1,723,614		$2,146,797
End of year		$2,621,300		$3,123,620		$2,406,743		$1,583,158		$447,024		$539,183		$488,220		$447,759		$1,391,167		$1,723,614

Unit Transactions:
Beginning of year		278,179		264,939		81,847		80,296		47,318		53,306		36,326		45,514		159,999		191,347
Purchased		1,921		1,941										67		84		1,041		474
Transferred between Sub-Accounts and Fixed
Accumulation Account		(40,138)		34,886		27,743		9,416		3,398		(1,647)		6,950		742		(9,127)		6,116
Withdrawn, Surrendered and Annuitized		(23,944)		(23,587)		(17,778)		(7,865)		(16,908)		(4,341)		(7,595)		(10,014)		(26,967)		(37,938)
End of year		216,018		278,179		91,812		81,847		33,808		47,318		35,748		36,326		124,946		159,999

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
	FL1				FL2				FL3				FTG				FTI
	Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)	$(275,909)		$(575,017)		$(80,966)		$(89,584)		$(941,088)		$(846,895)		$(23,917)		$(31,828)		$(22,924)		$(20,390)
Net realized gains (losses)	8,269,049		2,079,526		1,268,882		932,596		2,910,123		1,547,373		712,366		198,638		601,120		406,370
Net unrealized gains (losses)	(3,415,531)		4,233,316		227,489		588,534		1,187,112		1,642,680		742,011		281,664		885,972		117,478
Increase (Decrease) in net assets from operations	$4,577,609		$5,737,825		$1,415,405		$1,431,546		$3,156,147		$2,343,158		$1,430,460		$448,474		$1,464,168		$503,458

Participant Transactions:
Accumulation Activity:
Purchase payments received	$489,044		$412,829		$113,122		$43,047		$940,836		$1,349,983		$58,982		$61,802		$73,097		$106,570
Net transfers between Sub-Accounts and Fixed Account	6,806,444		7,421,916		446,205		(721,404)		5,708,899		(825,751)		1,402,048		1,955,804		2,248,512		1,706,323
Withdrawals, surrenders, annuitizations and contract charges	(5,160,520)		(3,450,744)		(1,465,047)		(861,127)		(8,023,181)		(5,736,002)		(615,858)		(549,664)		(863,957)		(808,635)
Net accumulation activity	$2,134,968		$4,384,001		$(905,720)		$(1,539,484)		$(1,373,446)		$(5,211,770)		$845,172		$1,467,942		$1,457,652		$1,004,258

Annuitization Activity:
Annuitizations	$10,540	$		$		$		$		$		$		$		$		$
Annuity payments and contract charges	(3,593)		(2,672)		(1,569)				(5,756)		(5,616)		(1,160)		(1,075)		(867)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(1,382)		(613)		(86)				823		142		(443)		(227)		(380)
Net annuitization activity	$5,565		$(3,285)		$(1,655)	$			$(4,933)		$(5,474)		$(1,603)		$(1,302)		$(1,247)	$
Increase (Decrease) in net assets from participant owner transactions	$2,140,533		$4,380,716		$(907,375)		$(1,539,484)		$(1,378,379)		$(5,217,244)		$843,569		$1,466,640		$1,456,405		$1,004,258

Increase (Decrease) in net assets	$6,718,142		$10,118,541		$508,030		$(107,938)		$1,777,768		$(2,874,086)		$2,274,029		$1,915,114		$2,920,573		$1,507,716

Net Assets:
Beginning of year	$45,777,748		$35,659,207		$9,371,943		$9,479,881		$65,376,984		$68,251,070		$6,741,828		$4,826,714		$6,341,480		$4,833,764
End of year	$52,495,890		$45,777,748		$9,879,973		$9,371,943		$67,154,752		$65,376,984		$9,015,857		$6,741,828		$9,262,053		$6,341,480

Unit Transactions:
Beginning of year	3,226,194		2,876,581		786,753		931,307		7,227,275		7,870,040		400,641		307,055		369,103		305,720
Purchased	31,982		31,399		9,356		4,372		101,038		149,615		3,251		3,875		3,901		6,680
Transferred between Sub-Accounts and Fixed
Accumulation Account	465,999		583,198		30,863		(67,804)		640,292		(107,063)		74,533		123,503		121,346		105,820
Withdrawn, Surrendered and Annuitized	(349,152)		(264,984)		(115,315)		(81,122)		(890,689)		(685,317)		(33,258)		(33,792)		(45,784)		(49,117)
End of year	3,375,023		3,226,194		711,657		786,753		7,077,916		7,227,275		445,167		400,641		448,566		369,103

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		GS2				GS3				GS4				GS5				GS7
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(54,109)		$(75,044)		$(60,488)		$(106,731)		$29,821		$10,945		$12,794		$(94,270)		$(42,721)		$(43,332)
Net realized gains (losses)		947,416		1,046,020		531,536		196,408		974,112		187,446		486,860		8,249		153,176		195,692
Net unrealized gains (losses)		(314,708)		(708,370)		1,068,166		571,248		393,215		(40,868)		1,090,264		979,422		110,638		(141,929)
Increase (Decrease) in net assets from operations		$578,599		$262,606		$1,539,214		$660,925		$1,397,148		$157,523		$1,589,918		$893,401		$221,093		$10,431

Participant Transactions:
Accumulation Activity:
Purchase payments received		$1,407		$88,388		$62,504		$274,662		$53,821		$21,939		$114,949		$67,007		$28,131		$16,402
Net transfers between Sub-Accounts and Fixed Account		(595,295)		655,153		288,515		(560,618)		1,968,066		610,238		(246,258)		(1,320,023)		282,650		(442,436)
Withdrawals, surrenders, annuitizations and contract charges		(1,021,465)		(896,329)		(2,368,953)		(1,992,983)		(1,561,076)		(1,166,095)		(931,393)		(854,248)		(268,632)		(690,867)
Net accumulation activity		$(1,615,353)		$(152,788)		$(2,017,934)		$(2,278,939)		$460,811		$(533,918)		$(1,062,702)		$(2,107,264)		$42,149		$(1,116,901)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(1,359)		(1,274)		(15,004)		(28,487)						(3,215)		(2,760)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(1,025)		(612)		(123,471)		118,370		(1)		(1)		(1,221)		(796)
Net annuitization activity		$(2,384)		$(1,886)		$(138,475)		$89,883		$(1)		$(1)		$(4,436)		$(3,556)	$		$
Increase (Decrease) in net assets from participant owner transactions		$(1,617,737)		$(154,674)		$(2,156,409)		$(2,189,056)		$460,810		$(533,919)		$(1,067,138)		$(2,110,820)		$42,149		$(1,116,901)

Increase (Decrease) in net assets		$(1,039,138)		$107,932		$(617,195)		$(1,528,131)		$1,857,958		$(376,396)		$522,780		$(1,217,419)		$263,242		$(1,106,470)

Net Assets:
Beginning of year		$6,771,886		$6,663,954		$14,963,423		$16,491,554		$6,675,346		$7,051,742		$8,397,043		$9,614,462		$3,027,975		$4,134,445
End of year		$5,732,748		$6,771,886		$14,346,228		$14,963,423		$8,533,304		$6,675,346		$8,919,823		$8,397,043		$3,291,217		$3,027,975

Unit Transactions:
Beginning of year		412,887		421,700		1,374,302		1,604,359		598,426		643,199		771,158		993,729		326,430		444,078
Purchased		80		5,698		5,690		31,492		4,616		1,950		10,216		6,332		2,633		1,957
Transferred between Sub-Accounts and Fixed
Accumulation Account		(40,594)		41,445		30,902		(63,786)		154,295		59,619		(16,426)		(145,435)		28,246		(39,865)
Withdrawn, Surrendered and Annuitized		(56,620)		(55,956)		(201,976)		(197,763)		(129,799)		(106,342)		(76,513)		(83,468)		(26,964)		(79,740)
End of year		315,753		412,887		1,208,918		1,374,302		627,538		598,426		688,435		771,158		330,345		326,430

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		JP1				JP2				JP3				SB1				SB2
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(32,816)		$(13,158)		$(16,506)		$(23,718)		$(85,820)		$(91,860)		$(1,495)		$(3,938)		$617		$(1,189)
Net realized gains (losses)		(186,004)		(463,620)		454,680		55,318		572,883		1,007,920		153,271		12,412		44,070		6,999
Net unrealized gains (losses)		1,301,359		433,813		371,505		345,620		203,558		(810,627)		(57,135)		10,646		44,004		22,731
Increase (Decrease) in net assets from operations		$1,082,539		$(42,965)		$809,679		$377,220		$690,621		$105,433		$94,641		$19,120		$88,691		$28,541

Participant Transactions:
Accumulation Activity:
Purchase payments received		$92,909		$116,089		$2,836		$27,568		$24,193		$18,394		$1,500		$1,538	$			$42
Net transfers between Sub-Accounts and Fixed Account		149,698		(562,527)		(123,696)		(157,484)		(485,223)		8,576		(21,796)		53,322		(5,377)		7,434
Withdrawals, surrenders, annuitizations and contract charges		(2,215,113)		(1,572,361)		(640,016)		(847,991)		(855,381)		(795,472)		(244,657)		(91,950)		(117,829)		(55,120)
Net accumulation activity		$(1,972,506)		$(2,018,799)		$(760,876)		$(977,907)		$(1,316,411)		$(768,502)		$(264,953)		$(37,090)		$(123,206)		$(47,644)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(4,173)		(16,569)		(1,424)		(1,931)				(299)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(90,065)		87,573		(670)		(361)		(242)		(55)
Net annuitization activity		$(94,238)		$71,004		$(2,094)		$(2,292)		$(242)		$(354)	$		$		$		$
Increase (Decrease) in net assets from participant owner transactions		$(2,066,744)		$(1,947,795)		$(762,970)		$(980,199)		$(1,316,653)		$(768,856)		$(264,953)		$(37,090)		$(123,206)		$(47,644)

Increase (Decrease) in net assets		$(984,205)		$(1,990,760)		$46,709		$(602,979)		$(626,032)		$(663,423)		$(170,312)		$(17,970)		$(34,515)		$(19,103)

Net Assets:
Beginning of year		$8,730,509		$10,721,269		$4,290,845		$4,893,824		$5,962,869		$6,626,292		$694,460		$712,430		$582,749		$601,852
End of year		$7,746,304		$8,730,509		$4,337,554		$4,290,845		$5,336,837		$5,962,869		$524,148		$694,460		$548,234		$582,749

Unit Transactions:
Beginning of year		940,914		1,162,485		400,367		496,484		458,734		511,581		40,865		43,010		42,537		46,159
Purchased		8,708		12,544		277		2,658		1,963		1,296		86		95
Transferred between Sub-Accounts and Fixed
Accumulation Account		17,211		(65,556)		(8,520)		(12,112)		(35,347)		8,451		(731)		3,307		(257)		563
Withdrawn, Surrendered and Annuitized		(230,890)		(168,559)		(51,605)		(86,663)		(59,305)		(62,594)		(13,742)		(5,547)		(7,968)		(4,185)
End of year		735,943		940,914		340,519		400,367		366,045		458,734		26,478		40,865		34,312		42,537

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		SB3				SB4				LA1			LA2				LA3
		Sub-Account				Sub-Account				Sub-Account			Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005	2006		2005		2006		2005
Operations:
Net investment income (loss)		$80,281		$99,374		$13,846		$15,426		$(564,391)		$(1,034,008)	$(1,142,827)		$(1,169,831)		$(78,293)		$(62,762)
Net realized gains (losses)		28,042		134,345		177,212		98,215		13,268,797		14,746,624	15,935,512		10,706,605		1,958,272		569,206
Net unrealized gains (losses)		(31,261)		(200,467)		62,493		(49,178)		13,357,598		(11,040,394)	(4,247,056)		(2,772,631)		(318,478)		484,349
Increase (Decrease) in net assets from operations		$77,062		$33,252		$253,551		$64,463		$26,062,004		$2,672,222	$10,545,629		$6,764,143		$1,561,501		$990,793

Participant Transactions:
Accumulation Activity:
Purchase payments received	$			$39,305		$59,796		$46,244		$1,979,879		$2,200,942	$1,250,580		$1,788,758		$32,973		$17,326
Net transfers between Sub-Accounts and Fixed Account		(18,988)		176,086		(13,858)		112,522		(1,089,258)		3,741,624	(1,291,948)		5,352,429		1,923,111		776,214
Withdrawals, surrenders, annuitizations and contract charges		(888,145)		(403,534)		(1,301,008)		(655,495)		(22,836,123)		(17,591,187)	(11,849,052)		(10,081,227)		(710,785)		(323,098)
Net accumulation activity		$(907,133)		$(188,143)		$(1,255,070)		$(496,729)		$(21,945,502)		$(11,648,621)	$(11,890,420)		$(2,940,040)		$1,245,299		$470,442

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$7,688	$		$		$
Annuity payments and contract charges		(1,628)		(1,654)		(969)		(934)		(28,196)		(54,317)	(17,802)		(17,796)		(2,895)		(1,679)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(559)		(459)		(196)		(85)		(1,321)		(1,104)	842		48		(205)		(233)
Net annuitization activity		$(2,187)		$(2,113)		$(1,165)		$(1,019)		$(29,517)		$(55,421)	$(9,272)		$(17,748)		$(3,100)		$(1,912)
Increase (Decrease) in net assets from participant owner transactions		$(909,320)		$(190,256)		$(1,256,235)		$(497,748)		$(21,975,019)		$(11,704,042)	$(11,899,692)		$(2,957,788)		$1,242,199		$468,530

Increase (Decrease) in net assets		$(832,258)		$(157,004)		$(1,002,684)		$(433,285)		$4,086,985		$(9,031,820)	$(1,354,063)		$3,806,355		$2,803,700		$1,459,323

Net Assets:
Beginning of year		$2,927,433		$3,084,437		$3,258,897		$3,692,182		$179,639,968		$188,671,788	$108,021,104		$104,214,749		$5,368,719		$3,909,396
End of year		$2,095,175		$2,927,433		$2,256,213		$3,258,897		$183,726,953		$179,639,968	$106,667,041		$108,021,104		$8,172,419		$5,368,719

Unit Transactions:
Beginning of year		196,147		208,946		269,408		311,151		13,621,201		14,554,694	7,264,902		7,462,770		389,684		358,522
Purchased				2,599		4,851		3,873		140,454		168,708	80,799		125,223		1,606		1,444
Transferred between Sub-Accounts and Fixed
Accumulation Account		(1,305)		12,153		(1,315)		9,886		(81,862)		278,528	(78,341)		385,935		118,536		57,983
Withdrawn, Surrendered and Annuitized		(59,860)		(27,551)		(105,275)		(55,502)		(1,602,741)		(1,380,729)	(778,142)		(709,026)		(46,113)		(28,265)
End of year		134,982		196,147		167,669		269,408		12,077,052		13,621,201	6,489,218		7,264,902		463,713		389,684

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		CAS			EGS				GSS				HYS				M1A
		Sub-Account			Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(113,811)		$(99,223)		$(273,382)		$(317,203)		$1,024,807		$1,231,875		$1,265,120		$1,659,678		$(718,405)		$(709,448)
Net realized gains (losses)		(323,376)		(702,739)		411,427		(687,471)		(808,880)		(416,442)		(9,358)		432,165		3,428,779		2,155,270
Net unrealized gains (losses)		822,385		642,165		984,026		2,468,875		331,595		(502,032)		284,345		(1,992,168)		1,896,279		(106,009)
Increase (Decrease) in net assets from operations		$385,198		$(159,797)		$1,122,071		$1,464,201		$547,522		$313,401		$1,540,107		$99,675		$4,606,653		$1,339,813

Participant Transactions:
Accumulation Activity:
Purchase payments received		$56,555		$62,795		$112,764		$121,580		$272,035		$371,357		$166,226		$124,110		$727,123		$1,016,621
Net transfers between Sub-Accounts and Fixed Account		(541,101)		(1,763,803)		(2,091,941)		(1,918,708)		(2,110,263)		(2,028,305)		(145,029)		(3,262,638)		(972,736)		(1,788,335)
Withdrawals, surrenders, annuitizations and contract charges		(1,762,493)		(1,235,733)		(2,909,970)		(3,009,626)		(5,082,558)		(6,660,829)		(3,018,402)		(3,409,939)		(4,848,506)		(3,829,655)
Net accumulation activity		$(2,247,039)		$(2,936,741)		$(4,889,147)		$(4,806,754)		$(6,920,786)		$(8,317,777)		$(2,997,205)		$(6,548,467)		$(5,094,119)		$(4,601,369)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(4,376)		(7,686)		(11,437)		(16,534)		(10,240)		(10,499)		(11,149)		(12,683)		(5,038)		(4,665)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(19,729)		18,612		(34,758)		30,142		(522)		(598)		(1,984)		(1,248)		1,491		861
Net annuitization activity		$(24,105)		$10,926		$(46,195)		$13,608		$(10,762)		$(11,097)		$(13,133)		$(13,931)		$(3,547)		$(3,804)
Increase (Decrease) in net assets from participant owner transactions		$(2,271,144)		$(2,925,815)		$(4,935,342)		$(4,793,146)		$(6,931,548)		$(8,328,874)		$(3,010,338)		$(6,562,398)		$(5,097,666)		$(4,605,173)

Increase (Decrease) in net assets		$(1,885,946)		$(3,085,612)		$(3,813,271)		$(3,328,945)		$(6,384,026)		$(8,015,473)		$(1,470,231)		$(6,462,723)		$(491,013)		$(3,265,360)

Net Assets:
Beginning of year		$10,574,215		$13,659,827		$21,364,521		$24,693,466		$32,610,320		$40,625,793		$19,954,232		$26,416,955		$43,360,384		$46,625,744
End of year		$8,688,269		$10,574,215		$17,551,250		$21,364,521		$26,226,294		$32,610,320		$18,484,001		$19,954,232		$42,869,371		$43,360,384

Unit Transactions:
Beginning of year		1,463,097		1,891,535		2,774,869		3,432,360		2,528,616		3,177,865		1,596,264		2,128,350		4,043,848		4,509,615
Purchased		9,820		7,059		15,798		15,888		20,837		28,463		12,951		9,733		64,474		99,719
Transferred between Sub-Accounts and Fixed
Accumulation Account		(83,569)		(259,778)		(285,010)		(277,382)		(164,352)		(158,510)		(17,255)		(268,412)		(81,909)		(174,889)
Withdrawn, Surrendered and Annuitized		(238,221)		(175,719)		(367,217)		(395,997)		(394,566)		(519,202)		(233,581)		(273,407)		(444,147)		(390,597)
End of year		1,151,127		1,463,097		2,138,440		2,774,869		1,990,535		2,528,616		1,358,379		1,596,264		3,582,266		4,043,848

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		M1B				MFC				MFD				MFE			MFF
		Sub-Account				Sub-Account				Sub-Account				Sub-Account			Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005	2006		2005
Operations:
Net investment income (loss)		$(142,226)		$(122,490)		$795,106		$989,919		$(20,333)		$(21,888)		$124,770		$(57,566)	$(32,812)		$(37,715)
Net realized gains (losses)		264,941		104,916		(10,551)		3,467		52,246		70,563		1,137,076		817,705	277,018		105,555
Net unrealized gains (losses)		369,911		249,063		196,637		(1,009,417)		20,690		(87,153)		1,453,400		484,564	(155,772)		101,248
Increase (Decrease) in net assets from operations		$492,626		$231,489		$981,192		$(16,031)		$52,603		$(38,478)		$2,715,246		$1,244,703	$88,434		$169,088

Participant Transactions:
Accumulation Activity:
Purchase payments received		$107,908		$105,197		$545,282		$137,730		$12,675		$20,349		$258,251		$103,920	$11,507		$18,007
Net transfers between Sub-Accounts and Fixed Account		(284,559)		(498,141)		(677,708)		(1,568,586)		(41,914)		(381,136)		756,931		912,328	(752,546)		(179,705)
Withdrawals, surrenders, annuitizations and contract charges		(956,385)		(856,397)		(1,864,365)		(1,257,520)		(334,738)		(234,917)		(1,151,771)		(1,208,373)	(256,992)		(180,390)
Net accumulation activity		$(1,133,036)		$(1,249,341)		$(1,996,791)		$(2,688,376)		$(363,977)		$(595,704)		$(136,589)		$(192,125)	$(998,031)		$(342,088)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$10,850	$
Annuity payments and contract charges														(79)		(69)	(2,309)
Net transfers between Sub-Accounts
Adjustments to annuity reserves														(5)		(4)	(209)
Net annuitization activity	$		$		$		$		$		$			$(84)		$(73)	$8,332	$
Increase (Decrease) in net assets from participant owner transactions		$(1,133,036)		$(1,249,341)		$(1,996,791)		$(2,688,376)		$(363,977)		$(595,704)		$(136,673)		$(192,198)	$(989,699)		$(342,088)

Increase (Decrease) in net assets		$(640,410)		$(1,017,852)		$(1,015,599)		$(2,704,407)		$(311,374)		$(634,182)		$2,578,573		$1,052,505	$(901,265)		$(173,000)

Net Assets:
Beginning of year		$9,646,490		$10,664,342		$13,434,901		$16,139,308		$1,507,529		$2,141,711		$9,136,391		$8,083,886	$2,678,183		$2,851,183
End of year		$9,006,080		$9,646,490		$12,419,302		$13,434,901		$1,196,155		$1,507,529		$11,714,964		$9,136,391	$1,776,918		$2,678,183

Unit Transactions:
Beginning of year		1,009,270		1,147,235		1,040,497		1,255,887		159,853		228,056		666,466		683,728	256,526		296,488
Purchased		11,398		10,921		40,858		10,566		1,414		2,177		17,599		7,418	1,173		1,764
Transferred between Sub-Accounts and Fixed
Accumulation Account		(35,512)		(55,873)		(55,108)		(127,527)		(4,424)		(43,895)		41,882		68,002	(76,641)		(23,091)
Withdrawn, Surrendered and Annuitized		(98,148)		(93,013)		(139,467)		(98,429)		(36,724)		(26,485)		(75,956)		(92,682)	(25,007)		(18,635)
End of year		887,008		1,009,270		886,780		1,040,497		120,119		159,853		649,991		666,466	156,051		256,526

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		MFJ				MFK				MFL				MIS				MIT
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$641,822		$588,780		$688,466		$770,852		$(54,901)		$(40,988)		$(295,664)		$(240,964)		$(134,988)		$(113,681)
Net realized gains (losses)		4,604,453		3,519,715		(537,081)		(349,311)		225,695		159,019		(146,337)		(1,602,763)		259,058		(694,909)
Net unrealized gains (losses)		1,824,972		(3,312,047)		217,209		(301,556)		525,753		230,153		1,689,629		2,444,966		2,188,368		2,122,033
Increase (Decrease) in net assets from operations		$7,071,247		$796,448		$368,594		$119,985		$696,547		$348,184		$1,247,628		$601,239		$2,312,438		$1,313,443

Participant Transactions:
Accumulation Activity:
Purchase payments received		$1,090,389		$1,638,231		$279,240		$576,309		$27,120		$85,414		$154,740		$270,492		$238,065		$102,644
Net transfers between Sub-Accounts and Fixed Account		(1,721,121)		(213,763)		(1,392,306)		(1,238,079)		(225,981)		57,787		(1,650,238)		(2,813,214)		(965,063)		(1,758,858)
Withdrawals, surrenders, annuitizations and contract charges		(7,879,113)		(6,309,419)		(2,962,423)		(3,197,219)		(382,937)		(488,694)		(2,663,096)		(3,525,438)		(3,229,712)		(3,188,439)
Net accumulation activity		$(8,509,845)		$(4,884,951)		$(4,075,489)		$(3,858,989)		$(581,798)		$(345,493)		$(4,158,594)		$(6,068,160)		$(3,956,710)		$(4,844,653)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(28,940)		(28,477)		(825)		(847)		(4,680)		(4,198)		(8,570)		(8,313)		(13,316)		(17,696)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(2,502)		(1,884)		(27)		(36)		(210)		(219)		(1,039)		(997)		(4,035)		(2,839)
Net annuitization activity		$(31,442)		$(30,361)		$(852)		$(883)		$(4,890)		$(4,417)		$(9,609)		$(9,310)		$(17,351)		$(20,535)
Increase (Decrease) in net assets from participant owner transactions		$(8,541,287)		$(4,915,312)		$(4,076,341)		$(3,859,872)		$(586,688)		$(349,910)		$(4,168,203)		$(6,077,470)		$(3,974,061)		$(4,865,188)

Increase (Decrease) in net assets		$(1,470,040)		$(4,118,864)		$(3,707,747)		$(3,739,887)		$109,859		$(1,726)		$(2,920,575)		$(5,476,231)		$(1,661,623)		$(3,551,745)

Net Assets:
Beginning of year		$76,077,049		$80,195,913		$24,058,659		$27,798,546		$6,547,574		$6,549,300		$23,869,194		$29,345,425		$22,262,175		$25,813,920
End of year		$74,607,009		$76,077,049		$20,350,912		$24,058,659		$6,657,433		$6,547,574		$20,948,619		$23,869,194		$20,600,552		$22,262,175

Unit Transactions:
Beginning of year		6,231,478		6,635,879		2,166,389		2,514,641		604,951		641,452		3,336,892		4,227,994		2,375,230		2,926,859
Purchased		86,188		134,873		25,874		51,982		2,466		8,239		21,569		38,439		24,919		11,294
Transferred between Sub-Accounts and Fixed
Accumulation Account		(143,365)		(22,333)		(126,337)		(115,678)		(19,799)		3,135		(232,659)		(403,521)		(99,573)		(204,664)
Withdrawn, Surrendered and Annuitized		(618,670)		(516,941)		(266,412)		(284,556)		(34,319)		(47,875)		(363,769)		(526,020)		(330,710)		(358,259)
End of year		5,555,631		6,231,478		1,799,514		2,166,389		553,299		604,951		2,762,033		3,336,892		1,969,866		2,375,230

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		MMS				NWD				TRS				UTS				OP1
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$70,912		$38,558		$(509,672)		$(526,186)		$627,796		$601,338		$498,234		$(148,652)		$(38,589)		$(49,456)
Net realized gains (losses)						3,309,058		1,719,976		3,020,082		2,223,296		3,193,209		367,254		427,670		83,183
Net unrealized gains (losses)						1,074,258		(79,703)		1,120,549		(2,074,796)		5,352,633		4,570,683		152,449		231,412
Increase (Decrease) in net assets from operations		$70,912		$38,558		$3,873,644		$1,114,087		$4,768,427		$749,838		$9,044,076		$4,789,285		$541,530		$265,139

Participant Transactions:
Accumulation Activity:
Purchase payments received		$25,182		$120,955		$331,259		$323,572		$241,646		$288,079		$291,194		$287,282		$8,016		$21,331
Net transfers between Sub-Accounts and Fixed Account		1,188,422		(214,523)		(1,414,331)		(2,337,787)		1,663,173		1,606,954		(1,363,928)		1,395,944		(376,208)		(197,603)
Withdrawals, surrenders, annuitizations and
contract charges		(1,668,869)		(1,096,844)		(4,159,674)		(4,075,010)		(6,443,287)		(8,011,683)		(5,279,770)		(4,998,179)		(1,158,633)		(574,538)
Net accumulation activity		$(455,265)		$(1,190,412)		$(5,242,746)		$(6,089,225)		$(4,538,468)		$(6,116,650)		$(6,352,504)		$(3,314,953)		$(1,526,825)		$(750,810)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges						(1,970)		(4,104)		(8,607)		(31,907)		(19,178)		(91,802)		(971)		(6,083)
Net transfers between Sub-Accounts
Adjustments to annuity reserves						(200)		(2,291)		(1,725)		(1,300)		(720,752)		704,435		(42,541)		42,053
Net annuitization activity	$		$			$(2,170)		$(6,395)		$(10,332)		$(33,207)		$(739,930)		$612,633		$(43,512)		$35,970
Increase (Decrease) in net assets from participant owner transactions		$(455,265)		$(1,190,412)		$(5,244,916)		$(6,095,620)		$(4,548,800)		$(6,149,857)		$(7,092,434)		$(2,702,320)		$(1,570,337)		$(714,840)

Increase (Decrease) in net assets		$(384,353)		$(1,151,854)		$(1,371,272)		$(4,981,533)		$219,627		$(5,400,019)		$1,951,642		$2,086,965		$(1,028,807)		$(449,701)

Net Assets:
Beginning of year		$2,423,775		$3,575,629		$35,744,970		$40,726,503		$48,229,715		$53,629,734		$34,261,206		$32,174,241		$5,002,406		$5,452,107
End of year		$2,039,422		$2,423,775		$34,373,698		$35,744,970		$48,449,342		$48,229,715		$36,212,848		$34,261,206		$3,973,599		$5,002,406

Unit Transactions:
Beginning of year		213,236		318,670		3,540,321		4,180,165		3,564,758		4,027,577		2,469,647		2,734,745		408,070		472,824
Purchased		2,206		10,689		33,825		36,659		16,998		21,419		19,624		20,721		619		1,809
Transferred between Sub-Accounts and Fixed
Accumulation Account		103,212		(18,949)		(120,799)		(247,302)		118,350		120,852		(91,181)		110,107		(29,995)		(17,333)
Withdrawn, Surrendered and Annuitized		(144,709)		(97,174)		(360,122)		(429,201)		(462,580)		(605,090)		(335,583)		(395,926)		(91,146)		(49,230)
End of year		173,945		213,236		3,093,225		3,540,321		3,237,526		3,564,758		2,062,507		2,469,647		287,548		408,070
See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		OP2				OP3				OP4				PHY				PMB
		Sub-Account				Sub-Account				Sub-Account				Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005		2006		2005
Operations:
Net investment income (loss)		$(122,132)		$(129,420)		$(34,162)		$(38,464)		$4,209		$(1,456)		$4,342,869		$3,940,295		$2,439,283		$2,180,696
Net realized gains (losses)		1,574,722		512,148		241,312		438,596		138,024		74,538		1,698,575		1,628,658		2,212,883		2,578,617
Net unrealized gains (losses)		(549,449)		825,114		315,502		(464,637)		(43,744)		(22,035)		(323,490)		(3,683,435)		11,256		727,115
Increase (Decrease) in net assets from operations		$903,141		$1,207,842		$522,652		$(64,505)		$98,489		$51,047		$5,717,954		$1,885,518		$4,663,422		$5,486,428

Participant Transactions:
Accumulation Activity:
Purchase payments received		$168,468		$34,061		$1,443		$16,375		$10,540		$1,039		$1,169,164		$1,783,483		$890,329		$1,455,690
Net transfers between Sub-Accounts and Fixed Account		(1,041,035)		(610,089)		(226,958)		(171,690)		29,626		(80,489)		3,799,568		6,182,014		1,531,479		3,768,731
Withdrawals, surrenders, annuitizations and
contract charges		(1,513,772)		(862,097)		(498,003)		(276,292)		(242,511)		(342,598)		(9,903,211)		(7,511,145)		(7,952,695)		(5,758,371)
Net accumulation activity		$(2,386,339)		$(1,438,125)		$(723,518)		$(431,607)		$(202,345)		$(422,048)		$(4,934,479)		$454,352		$(5,530,887)		$(533,950)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$		$
Annuity payments and contract charges		(15,335)		(14,347)		(6,330)		(3,178)						(6,762)		(6,704)		(8,131)		(9,197)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(2,018)		(2,073)		(1,671)		(379)						1,431		735		1,214		868
Net annuitization activity		$(17,353)		$(16,420)		$(8,001)		$(3,557)	$		$			$(5,331)		$(5,969)		$(6,917)		$(8,329)
Increase (Decrease) in net assets from participant owner transactions		$(2,403,692)		$(1,454,545)		$(731,519)		$(435,164)		$(202,345)		$(422,048)		$(4,939,810)		$448,383		$(5,537,804)		$(542,279)

Increase (Decrease) in net assets		$(1,500,551)		$(246,703)		$(208,867)		$(499,669)		$(103,856)		$(371,001)		$778,144		$2,333,901		$(874,382)		$4,944,149

Net Assets:
Beginning of year		$9,043,610		$9,290,313		$2,670,997		$3,170,666		$1,353,995		$1,724,996		$82,096,357		$79,762,456		$66,498,698		$61,554,549
End of year		$7,543,059		$9,043,610		$2,462,130		$2,670,997		$1,250,139		$1,353,995		$82,874,501		$82,096,357		$65,624,316		$66,498,698

Unit Transactions:
Beginning of year		344,254		405,762		147,235		173,617		110,184		145,797		5,685,755		5,662,497		3,718,255		3,755,012
Purchased		6,059		1,110		65		558		836		43		78,347		120,902		48,331		83,923
Transferred between Sub-Accounts and Fixed
Accumulation Account		(37,817)		(25,316)		(12,053)		(9,596)		110		(6,817)		251,986		429,389		87,753		218,373
Withdrawn, Surrendered and Annuitized		(54,895)		(37,302)		(27,512)		(17,344)		(16,981)		(28,839)		(665,686)		(527,033)		(433,613)		(339,053)
End of year		257,601		344,254		107,735		147,235		94,149		110,184		5,350,402		5,685,755		3,420,726		3,718,255
See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		PRR				PTR				RX1				RX2			SC1
		Sub-Account				Sub-Account				Sub-Account				Sub-Account			Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,
		2006		2005		2006		2005		2006		2005		2006		2005	2006		2005
Operations:
Net investment income (loss)		$491,760		$257,811		$2,989,113		$1,855,921		$(5,689)		$(13,398)		$(18,948)		$(29,557)	$2,399,861		$1,078,461
Net realized gains (losses)		539,962		410,496		69,305		2,040,455		174,412		66,894		63,775		198,450
Net unrealized gains (losses)		(1,205,468)		(550,058)		(795,854)		(3,053,475)		(12,182)		(23,891)		(2,858)		(276,341)
Increase (Decrease) in net assets from operations		$(173,746)		$118,249		$2,262,564		$842,901		$156,541		$29,605		$41,969		$(107,448)	$2,399,861		$1,078,461

Participant Transactions:
Accumulation Activity:
Purchase payments received		$95,912		$363,870		$1,456,548		$2,253,523		$11,389		$9,168		$3,612		$28,927	$7,017,782		$4,135,335
Net transfers between Sub-Accounts and Fixed Account		(418,158)		2,364,599		14,998,660		7,492,889		(155,247)		236,322		259,497		(1,103,971)	19,341,510		2,206,835
Withdrawals, surrenders, annuitizations and contract charges		(2,593,931)		(1,942,083)		(13,409,305)		(10,550,371)		(158,648)		(272,865)		(176,734)		(469,579)	(35,703,393)		(24,628,971)
Net accumulation activity		$(2,916,177)		$786,386		$3,045,903		$(803,959)		$(302,506)		$(27,375)		$86,375		$(1,544,623)	$(9,344,101)		$(18,286,801)

Annuitization Activity:
Annuitizations	$		$		$		$		$		$		$		$		$113,325	$
Annuity payments and contract charges		(346)		(385)		(6,222)		(6,399)		(341)							(38,340)		(77,975)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(11)		(66)		1,205		767		483							(505,455)		491,251
Net annuitization activity		$(357)		$(451)		$(5,017)		$(5,632)		$142	$		$		$		$(430,470)		$413,276
Increase (Decrease) in net assets from participant owner transactions		$(2,916,534)		$785,935		$3,040,886		$(809,591)		$(302,364)		$(27,375)		$86,375		$(1,544,623)	$(9,774,571)		$(17,873,525)

Increase (Decrease) in net assets		$(3,090,280)		$904,184		$5,303,450		$33,310		$(145,823)		$2,230		$128,344		$(1,652,071)	$(7,374,710)		$(16,795,064)

Net Assets:
Beginning of year		$20,389,050		$19,484,866		$104,664,069		$104,630,759		$1,157,400		$1,155,170		$1,270,177		$2,922,248	$85,985,670		$102,780,734
End of year		$17,298,770		$20,389,050		$109,967,519		$104,664,069		$1,011,577		$1,157,400		$1,398,521		$1,270,177	$78,610,960		$85,985,670

Unit Transactions:
Beginning of year		1,742,533		1,673,196		9,510,770		9,586,165		133,984		137,931		151,690		330,956	8,209,391		9,989,638
Purchased		8,178		30,709		131,354		202,773		1,340		1,151		431		3,548	677,906		404,192
Transferred between Sub-Accounts and Fixed
Accumulation Account		(36,417)		203,961		1,348,149		679,632		(22,356)		27,924		38,924		(120,849)	1,243,804		(213,894)
Withdrawn, Surrendered and Annuitized		(223,392)		(165,333)		(1,212,180)		(957,800)		(18,270)		(33,022)		(24,458)		(61,965)	(2,751,926)		(1,970,545)
End of year		1,490,902		1,742,533		9,778,093		9,510,770		94,698		133,984		166,587		151,690	7,379,175		8,209,391

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		SC2				SC3			SC5			SC7				SCB
		Sub-Account				Sub-Account			Sub-Account			Sub-Account				Sub-Account
		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
		December 31,		December 31,		December 31,		December 31,	December 31,		December 31,	December 31,		December 31,		December 31,		December 31,
		2006		2005		2006		2005	2006		2005	2006		2005		2006		2005
Operations:
Net investment income (loss)		$1,477,103		$1,550,352		$45,885		$48,161	$(1,339,305)		$(1,201,130)	$(402,512)		$(390,981)		$(1,298,413)		$(1,240,103)
Net realized gains (losses)		480,385		962,556		14,850,110		11,489,176	20,907,202		6,931,405	3,340,481		2,131,415		9,148,563		14,784,195
Net unrealized gains (losses)		(519,668)		(2,288,322)		10,188,306		(5,788,440)	(11,748,651)		5,779,308	3,617,979		2,231,472		1,667,961		(11,530,162)
Increase (Decrease) in net assets from operations		$1,437,820		$224,586		$25,084,301		$5,748,897	$7,819,246		$11,509,583	$6,555,948		$3,971,906		$9,518,111		$2,013,930

Participant Transactions:
Accumulation Activity:
Purchase payments received		$512,098		$723,038		$1,323,032		$1,185,582	$1,057,427		$1,048,065	$299,287		$574,867		$1,018,577		$1,389,783
Net transfers between Sub-Accounts and Fixed Account		(2,497,849)		(966,611)		(7,247,748)		(878,290)	(904,430)		(2,972,407)	5,237,795		2,835,053		256,039		1,557,786
Withdrawals, surrenders, annuitizations and contract charges		(6,895,824)		(5,674,625)		(10,328,562)		(6,619,326)	(9,427,599)		(6,956,701)	(5,969,312)		(5,353,749)		(9,980,864)		(7,242,261)
Net accumulation activity		$(8,881,575)		$(5,918,198)		$(16,253,278)		$(6,312,034)	$(9,274,602)		$(8,881,043)	$(432,230)		$(1,943,829)		$(8,706,248)		$(4,294,692)

Annuitization Activity:
Annuitizations	$		$		$		$		$10,656	$		$30,257	$		$		$
Annuity payments and contract charges		(22,599)		(25,313)		(23,589)		(19,784)	(16,489)		(15,016)	(18,866)		(13,126)		(23,468)		(19,543)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(2,727)		(2,131)		(314)		(1,420)	(2,717)		(9,091)	(6,716)		(9,479)		(267)		(969)
Net annuitization activity		$(25,326)		$(27,444)		$(23,903)		$(21,204)	$(8,550)		$(24,107)	$4,675		$(22,605)		$(23,735)		$(20,512)
Increase (Decrease) in net assets from participant owner transactions		$(8,906,901)		$(5,945,642)		$(16,277,181)		$(6,333,238)	$(9,283,152)		$(8,905,150)	$(427,555)		$(1,966,434)		$(8,729,983)		$(4,315,204)

Increase (Decrease) in net assets		$(7,469,081)		$(5,721,056)		$8,807,120		$(584,341)	$(1,463,906)		$2,604,433	$6,128,393		$2,005,472		$788,128		$(2,301,274)

Net Assets:
Beginning of year		$45,531,897		$51,252,953		$74,380,506		$74,964,847	$86,654,085		$84,049,652	$51,167,524		$49,162,052		$82,150,009		$84,451,283
End of year		$38,062,816		$45,531,897		$83,187,626		$74,380,506	$85,190,179		$86,654,085	$57,295,917		$51,167,524		$82,938,137		$82,150,009

Unit Transactions:
Beginning of year		3,463,625		3,916,087		3,158,457		3,421,485	5,293,361		5,905,259	4,560,454		4,738,650		5,183,910		5,487,756
Purchased		38,559		49,264		47,603		55,240	63,136		69,440	26,034		55,689		58,820		92,345
Transferred between Sub-Accounts and Fixed
Accumulation Account		(190,047)		(72,016)		(267,648)		(25,099)	(73,244)		(216,184)	428,537		275,093		24,840		92,611
Withdrawn, Surrendered and Annuitized		(522,713)		(429,710)		(363,967)		(293,169)	(548,624)		(465,154)	(512,845)		(508,978)		(598,885)		(488,802)
End of year		2,789,424		3,463,625		2,574,445		3,158,457	4,734,629		5,293,361	4,502,180		4,560,454		4,668,685		5,183,910

See notes to Financial Statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Statements of Changes in Net Assets - continued
		SCM
		Sub-Account
		Year Ended		Year Ended
		December 31,		December 31,
		2006		2005
Operations:
Net investment income (loss)		$(5,196)		$(40,249)
Net realized gains (losses)		(45,157)		462,393
Net unrealized gains (losses)		431,123		(557,634)
Increase (Decrease) in net assets from operations		$380,770		$(135,490)

Participant Transactions:
Accumulation Activity:
Purchase payments received		$602		$25,369
Net transfers between Sub-Accounts and Fixed Account		101,115		(1,281,076)
Withdrawals, surrenders, annuitizations and contract charges		(518,638)		(207,096)
Net accumulation activity		$(416,921)		$(1,462,803)

Annuitization Activity:
Annuitizations	$		$
Annuity payments and contract charges		(2,520)		(3,734)
Net transfers between Sub-Accounts
Adjustments to annuity reserves		(353)		(1,423)
Net annuitization activity		$(2,873)		$(5,157)
Increase (Decrease) in net assets from participant owner transactions		$(419,794)		$(1,467,960)

Increase (Decrease) in net assets		$(39,024)		$(1,603,450)

Net Assets:
Beginning of year		$2,309,787		$3,913,237
End of year		$2,270,763		$2,309,787

Unit Transactions:
Beginning of year		162,783		271,452
Purchased		43		2,020
Transferred between Sub-Accounts and Fixed
Accumulation Account		5,954		(96,056)
Withdrawn, Surrendered and Annuitized		(36,463)		(14,633)
End of year		132,317		162,783

See notes to Financial Statements
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements
(1) Organization
Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") is a separate account of Sun Life Assurance Company of Canada (U.S.), (the "Sponsor"), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the "Contracts") and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.
The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Legg Mason Partners Variable Portfolios (VIP), Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, and Sun Capital Advisors Trust. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., The Alger American Fund, Alliance Variable Products (VP) Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Variable Insurance Products (VIP) Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust (VIT), Rydex Variable Trust (VT), and Sun Capital Advisers Trust. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S Bleicheroeder Advisors, The Alger American Fund, Credit Suisse Institutional Fund, Inc., the Franklin Templeton Variable Insurance Products (VIP) Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust (VIT), and Sun Capital Advisers Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., The Alger American Fund, Alliance Variable Products (VP) Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products (VIP) Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust (VIT), Rydex Variable Trust, and Sun Capital Advisers Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products (VIP) Trust, Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust (VIT), Rydex Variable Trust (VIT), and Sun Capital Advisers Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroeder Advisers, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, the Franklin Templeton Variable Insurance Products (VIP) Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust (VIT), Rydex Variable Trust, and Sun Capital Advisers Trust.
Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.
(2) Significant Accounting Policies
General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(2) Significant Accounting Policies - continued
Investment Valuations
Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.
Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.
Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.
Recent Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes -an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or exposed to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Sub-Accounts is currently evaluating the impact of applying the various provisions of FIN 48.
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Sub-Accounts is currently evaluating the impact the adoption of FAS 157 will have on the Sub-Account's financial statement disclosures.
(3) Contract Charges and Related Party Transactions
A mortality and expense risk charge based on the value of the Sub-Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:
	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%
Futurity II contracts	1.25%
Futurity Focus contracts	1.00%
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
Each year on the account anniversary, an account administration fee ("Account Fee") equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.
For assuming the risk that surrender charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.
Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers LLC. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.26% and .50% to 1.10% of the Fund's net assets, respectively.
The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.
For the year ended December 31, 2006, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders and annuitizations" line of the Statement of Changes in Net Assets.
	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$60	$
V.I. Core Equity Fund Series 2	404		1,883
V.I. Capital Appreciation Fund	19,743		33,493
V.I. Growth Fund	5,069		5,539
V.I. Core Equity Fund	14,058		24,860
V.I. International Growth Fund	10,949		35,003
V.I. Premier Equity Fund	656		627
V.I. Capital Appreciation Fund Series 2	613		2,281
V.I. International Growth Fund Series 2	279		4,445
V.I. Premier Equity Fund Series 2	48		718
V.I. Dynamics Fund	728		3,550
V.I. Small Company Growth Fund	1,357		4,443
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series	29,557		260,624
The Alger American Fund
Growth Portfolio	13,237		37,800
Income and Growth Portfolio	9,177		38,625
Small Capitalization Portfolio	3,744		4,933

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued
Alliance Variable Products Series Fund, Inc.	Contract Charges	Surrender Charges
Large Cap Growth Portfolio	$3,153	$6,417
Global Technology Portfolio	1,032	4,191
Growth and Income Portfolio	10,111	39,634
International Growth Portfolio	3,979	23,279
Small Cap Growth Portfolio	902	4,552
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	814	1,556
International Focus Portfolio	399	1,324
Global Small Cap Portfolio	208	104
Small Cap Growth Portfolio	1,039	789
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio	13,741	78,162
VIP Overseas Fund Portfolio	2,563	15,706
VIP Growth Fund Portfolio	21,229	125,298
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	3,341	5,431
Templeton Foreign Securities Fund	1,980	7,398
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund	2,088	11,312
VIT Structured US Equity Fund	5,316	11,915
VIT Growth and Income Fund	2,262	2,011
VIT International Equity Fund	2,978	3,999
VIT Capital Growth Fund	802	2,903
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio	4,018	30,517
International Opportunities Portfolio	1,810	4,137
Small Company Portfolio	2,164	8,778
Legg Mason Partners Variable Portfolios, Inc.
All Cap Portfolio	310	588
Investors	94
Strategic Bond Portfolio	593	495
Total Return Portfolio	907
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	47,911	249,099
Mid Cap Value Portfolio	33,423	131,676
International Portfolio	1,947	8,496
MFS/Sun Life Series Trust
Capital Appreciation Series	5,343	26,695
Emerging Growth Series	12,994	32,748
Government Securities Series	8,369	54,861
High Yield Series	6,468	18,726
New Discovery S Class	15,760	82,861
Massachusetts Investors Growth Stock S Class	3,460	16,472
High Yield S Class	3,576	18,718
Capital Appreciation S Class	903	3,440
Utilities S Class	2,826	12,168
Emerging Growth S Class	1,082	6,098
Total Return S Class	33,088	150,488
Government Securities S Class	9,600	44,083

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(3) Contract Charges and Related Party Transactions - continued

MFS/Sun Life Series Trust - continued	Contract Charges	Surrender Charges
Massachusetts Investors Trust S Class	$2,719	$3,233
Massachusetts Investors Growth Stock Series	9,860	26,814
Massachusetts Investors Trust Series	7,330	53,481
Money Market Series	1,950
New Discovery Series	11,627	45,326
Total Return Series	13,118	83,758
Utilities Series	10,401	43,642
OCC Accumulation Trust
Equity Portfolio	1,853
Mid Cap Value Portfolio	2,066	10,700
Small Cap Portfolio	1,058	3,262
Managed Portfolio	465	124
PIMCO Variable Insurance Trust
High Yield Portfolio	19,291	100,969
Emerging Markets Bond Portfolio	18,539	110,389
Real Return Portfolio	5,450	23,567
Total Return Portfolio	24,059	120,805
Rydex Variable Trust
Nova Fund	350	5,642
OTC Fund	498	5,741
Sun Capital Advisers Trust
Sun Capital Money Market Fund	31,823	556,973
Sun Capital Investment Grade Bond Fund	10,809	59,810
Sun Capital Real Estate Fund	26,597	141,899
SC Blue Chip Mid Cap Fund	24,348	108,072
SC Davis Venture Value Fund	12,193	89,066
SC Oppenheimer Main Street Small Cap Fund	25,065	119,738
Sun Capital All Cap Fund	853	17,402

(4) Reserve for Variable Annuities
Reserve for variable annuities represents actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity
Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(5) Investment Purchases and Sales
The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of investments of the Funds for each Sub-account for the year ended December 31, 2006:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$511	$1,011,299
V.I. Core Equity Fund Series 2	227,217	152,780
V.I. Capital Appreciation Fund	30,683,349	11,908,675
V.I. Growth Fund	461,104	31,602,416
V.I. Core Equity Fund	7,105,483	8,829,896
V.I. International Growth Fund	3,991,648	9,871,499
V.I. Premier Equity Fund	109,789	5,360,209
V.I. Capital Appreciation Fund Series 2	1,044,606	269,437
V.I. International Growth Fund Series 2	365,890	423,478
V.I. Premier Equity Fund Series 2	2,963	215,082
V.I. Dynamics Fund	1,775,860	995,365
V.I. Small Company Growth Fund	2,377,117	1,631,129
Arnhold and S. Bleichroeder Advisers, Inc.
First Eagle VFT Overseas Variable Series	67,660,717	45,096,294
The Alger American Fund
Growth Portfolio	498,929	9,614,256
Income and Growth Portfolio	657,689	5,199,654
Small Capitalization Portfolio	59,457	2,071,664
Alliance Variable Products Series Fund, Inc.
Large Cap Growth Portfolio	2,176,921	5,731,346
Global Technology Portfolio	380,854	953,998
Growth and Income Portfolio	5,584,815	11,800,871
International Growth Portfolio	7,480,420	4,547,273
Small Cap Growth Portfolio	1,292,158	2,090,628
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	1,273,960	902,401
International Focus Portfolio	98,415	268,556
Global Small Cap Portfolio	160,461	179,718
Small Cap Growth Portfolio	249,750	658,902
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio	16,002,066	9,901,263
VIP Overseas Fund Portfolio	1,876,699	2,804,591
VIP Growth Fund Portfolio	10,079,504	12,399,794
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,872,222	1,768,673
Templeton Foreign Securities Fund	3,994,598	2,560,736
Goldman Sachs Variable Insurance Trust
VIT Structured Small Cap Equity Fund	2,165,494	3,433,202
VIT Structured US Equity Fund	1,783,607	3,877,033
VIT Growth and Income Fund	3,576,323	2,767,406
VIT International Equity Fund	959,761	2,012,885
VIT Capital Growth Fund	708,885	709,457

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(5) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II
US Large Cap Core Equity Portfolio	$901,516	$2,911,011
International Opportunities Portfolio	1,147,718	1,926,524
Small Company Portfolio	775,910	1,999,165
Legg Mason Partners Variable Portfolios, Inc.
All Cap Portfolio	323,064	570,583
Investors	40,519	150,954
Strategic Bond Portfolio	297,368	1,123,786
Total Return Portfolio	199,344	1,401,427
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	19,613,056	36,286,723
Mid Cap Value Portfolio	18,748,631	23,755,857
International Portfolio	5,119,413	3,040,210
MFS/Sun Life Series Trust
Capital Appreciation Series	772,780	3,138,006
Emerging Growth Series	937,687	6,111,652
Government Securities Series	3,384,704	9,290,922
High Yield Series	6,131,643	7,874,877
New Discovery S Class	4,383,497	10,201,059
Massachusetts Investors Growth Stock S Class	995,277	2,270,539
High Yield S Class	5,080,122	6,281,807
Capital Appreciation S Class	21,374	405,684
Utilities S Class	2,322,187	2,334,084
Emerging Growth S Class	169,131	1,191,432
Total Return S Class	8,780,571	13,740,094
Government Securities S Class	2,481,822	5,869,671
Massachusetts Investors Trust S Class	418,306	1,059,685
Massachusetts Investors Growth Stock Series	709,467	5,172,296
Massachusetts Investors Trust Series	892,906	4,997,920
Money Market Series	2,827,791	3,212,144
New Discovery Series	3,154,670	8,909,057
Total Return Series	7,662,547	9,719,079
Utilities Series	3,728,191	9,601,639
OCC Accumulation Trust
Equity Portfolio	301,973	1,599,495
Mid Cap Value Portfolio	1,401,662	2,681,572
Small Cap Portfolio	162,153	782,870
Managed Portfolio	202,722	261,640
PIMCO Variable Insurance Trust
High Yield Portfolio	18,347,591	18,945,962
Emerging Markets Bond Portfolio	11,447,744	13,674,832
Real Return Portfolio	3,991,472	5,957,372
Total Return Portfolio	28,888,573	22,286,753
Rydex Variable Trust
Nova Fund	288,951	597,486
OTC Fund	682,499	615,072

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(5) Investment Purchases and Sales - continued
	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund	$62,126,558	$68,995,812
Sun Capital Investment Grade Bond Fund	5,935,979	12,911,178
Sun Capital Real Estate Fund	12,114,427	24,886,388
SC Blue Chip Mid Cap Fund	21,407,116	17,891,727
SC Davis Venture Value Fund	9,660,960	10,484,311
SC Oppenheimer Main Street Small Cap Fund	13,355,329	20,131,837
Sun Capital All Cap Fund	1,163,633	1,581,809

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights
The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratios', excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31								For year ended December 31
				Unit Fair Value						Investment	Expense Ratio			Total Return
		Units		lowest to highest					Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

AG2
	December 31, 2006		$			$		$		%	0.45%	to	0.77%	6.25%	to	6.67%
	December 31, 2005	79,268		10.0129	to		15.2891		943,479		1.35	to	2.30	4.70	to	5.71
	December 31, 2004	83,335		9.5392	to		14.4627		942,938		1.35	to	2.30	5.51	to	6.54
	December 31, 2003	47,672		9.0179	to		13.5751		559,295		1.35	to	2.30	27.87	to	29.11
	December 31, 2002 (c)	9,933		7.0343	to		10.5140		72,925		1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2006	38,485		12.3371	to		16.4063		549,178	0.59	1.35	to	2.25	13.80	to	14.85
	December 31, 2005	33,532		10.8406	to		14.2850		401,916	1.17	1.35	to	2.25	2.72	to	3.66
	December 31, 2004	37,182		10.5537	to		13.7805		440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003	37,791		9.9355	to		12.8547		420,573	1.29	1.35	to	2.25	21.36	to	22.48
	December 31, 2002 (c)	11,314		8.1995	to		10.4956		103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2006	5,389,199		6.3136	to		12.0579		47,213,535	0.06	1.15	to	1.85	4.34	to	5.09
	December 31, 2005	3,329,705		6.0480	to		11.5039		27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
	December 31, 2004	4,032,429		5.6585	to		10.7196		31,312,996		1.15	to	1.85	4.65	to	5.41
	December 31, 2003	4,349,721		5.4044	to		10.1966		32,219,547		1.15	to	1.85	27.13	to	28.05
	December 31, 2002	4,517,822		4.2491	to		7.9843		26,516,524		1.00	to	1.85	(25.76)	to	(25.22)
AI2
	December 31, 2006										0.38	to	0.62	6.60	to	6.90
	December 31, 2005	4,786,871		4.4383	to		8.4991		29,070,598		1.15	to	1.85	5.49	to	6.41
	December 31, 2004	5,955,627		4.2050	to		8.0182		34,075,283		1.00	to	1.85	6.22	to	7.14
	December 31, 2003	6,855,680		3.9568	to		7.5127		36,765,991		1.00	to	1.85	28.81	to	29.93
	December 31, 2002	8,105,745		3.0701	to		5.8045		34,096,185		1.00	to	1.85	(32.50)	to	(31.66)
AI3
	December 31, 2006	3,451,306		7.7031	to		12.5839		33,126,454	0.55	1.00	to	1.85	14.55	to	15.54
	December 31, 2005	3,571,932		6.7111	to		10.9334		30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
	December 31, 2004	4,307,659		6.4351	to		10.5268		35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003	4,977,326		6.0140	to		9.7960		38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002	5,737,435		4.9221	to		7.9835		36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
AI4
	December 31, 2006	2,694,506		10.9432	to		17.5224		36,793,247	0.98	1.15	to	1.85	25.87	to	26.78
	December 31, 2005	3,163,208		8.6897	to		13.8552		34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
	December 31, 2004	3,574,144		7.5033	to		11.9128		33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003	3,910,999		6.1619	to		9.7415		29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002	4,224,313		4.8618	to		7.6535		25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
AI5
	December 31, 2006				to					1.29	0.38	to	0.62	4.93	to	5.23
	December 31, 2005	619,108		7.9814	to		8.2508		5,028,619	0.81	1.15	to	1.85	3.71	to	4.44
	December 31, 2004	705,233		7.6962	to		7.8998		5,501,905	0.44	1.15	to	1.85	3.81	to	4.55
	December 31, 2003	836,085		7.4138	to		7.5558		6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002	824,629		6.0388	to		6.1110		5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
AI7
	December 31, 2006	141,340		10.8492	to		15.8066		1,808,908		1.35	to	2.30	3.62	to	4.63
	December 31, 2005	80,171		10.4430	to		15.1071		988,051		1.35	to	2.10	6.30	to	7.12
	December 31, 2004	83,459		9.8187	to		14.1034		961,587		1.35	to	2.10	4.09	to	4.89
	December 31, 2003	72,162		9.4277	to		13.4455		816,932		1.35	to	2.10	26.47	to	27.44
	December 31, 2002 (c)	14,094		7.4505	to		10.5504		117,551		1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2006	53,726		17.9968	to		22.5242		1,109,606	0.86	1.35	to	2.10	25.20	to	26.16
	December 31, 2005	55,782		14.3668	to		17.9171		902,989	0.60	1.35	to	2.10	15.24	to	16.12
	December 31, 2004	63,338		12.4607	to		15.4847		890,184	0.57	1.35	to	2.10	21.10	to	22.03
	December 31, 2003	60,796		10.2842	to		12.7345		711,484	0.49	1.35	to	2.10	25.90	to	26.86
	December 31, 2002 (c)	4,093		8.1645	to		9.6921		34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31							For year ended December 31
				Unit Fair Value					Investment	Expense Ratio			Total Return
		Units		lowest to highest				Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

AI9
	December 31, 2006		$			$			$0.88%	0.45%	to	0.70%	4.61%	to	5.03%
	December 31, 2005	16,726		9.2481	to		13.8839	202,584	0.63	1.35	to	2.10	3.16	to	3.94
	December 31, 2004	17,199		8.9607	to		13.3572	200,665	0.37	1.35	to	2.10	3.27	to	4.06
	December 31, 2003	11,352		8.6724	to		12.8355	128,016	0.42	1.35	to	2.10	22.21	to	23.15
	December 31, 2002 (c)	2,289		7.0926	to		10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23
IV1
	December 31, 2006	301,975		10.0178	to		20.7371	3,280,686		1.15	to	2.35	13.39	to	14.78
	December 31, 2005	212,624		8.7897	to		18.1030	2,088,498		1.15	to	2.35	8.13	to	9.45
	December 31, 2004	236,847		8.0879	to		16.5734	2,087,945		1.15	to	2.05	10.78	to	12.03
	December 31, 2003	265,834		7.2709	to		14.8235	2,049,623		1.15	to	2.25	34.73	to	36.24
	December 31, 2002	393,726		5.3748	to		10.9025	2,135,358		1.15	to	2.05	(34.08)	to	9.02
IV2
	December 31, 2006	456,882		10.0860	to		18.4205	5,108,554		1.15	to	2.30	11.51	to	12.82
	December 31, 2005	375,781		9.0037	to		16.3607	3,798,024		1.15	to	2.30	2.78	to	3.99
	December 31, 2004	390,021		8.7201	to		15.7654	3,776,289		1.15	to	2.30	11.27	to	12.58
	December 31, 2003	367,540		7.8009	to		14.0319	3,142,310		1.15	to	2.30	30.37	to	31.90
	December 31, 2002	227,469		5.9564	to		10.6445	1,374,325		1.15	to	2.05	(32.39)	to	6.45
SG1
	December 31, 2006	5,849,760		24.2175	to		31.3391	177,893,783	6.43	1.00	to	2.55	21.90	to	23.83
	December 31, 2005	6,745,856		19.8666	to		25.3074	166,549,996	2.29	1.00	to	2.55	18.37	to	20.25
	December 31, 2004	6,913,520		16.7837	to		20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17
	December 31, 2003	6,087,549		13.5150	to		16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	49.57
	December 31, 2002 (d)	3,996,990		10.8885	to		11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2006	2,983,599		6.8845	to		12.8016	26,690,820	0.13	1.15	to	1.85	3.21	to	3.96
	December 31, 2005	4,056,460		6.6671	to		12.3447	34,643,303	0.23	1.15	to	1.85	9.97	to	10.76
	December 31, 2004	5,448,196		6.0597	to		11.1726	41,710,670		1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886		5.8495	to		10.7391	51,067,194		1.15	to	1.85	32.66	to	33.81
	December 31, 2002	8,205,394		4.4070	to		8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
AL2
	December 31, 2006	1,757,863		7.4319	to		13.9273	17,905,300	1.32	1.15	to	1.85	7.29	to	8.07
	December 31, 2005	2,233,544		6.9233	to		12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
	December 31, 2004	2,847,367		6.8155	to		12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
	December 31, 2003	3,733,810		6.4358	to		11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052		5.0475	to		9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
AL3
	December 31, 2006	633,958		7.5502	to		12.8253	6,394,042		1.15	to	1.85	17.80	to	18.66
	December 31, 2005	831,703		6.4059	to		10.8376	7,178,774		1.15	to	1.85	14.73	to	15.56
	December 31, 2004	1,007,491		5.5809	to		9.4036	7,621,329		1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757		4.8755	to		8.1817	8,177,252		1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452		3.4879	to		5.8292	7,351,571		1.00	to	1.85	(28.52)	to	(27.06)
AN1
	December 31, 2006	965,443		8.1916	to		14.9720	8,490,109		1.15	to	2.10	(2.72)	to	(1.78)
	December 31, 2005	1,388,649		8.3995	to		15.2742	12,415,411		1.15	to	2.10	12.44	to	13.53
	December 31, 2004	1,506,718		7.4513	to		13.4816	11,884,975		1.15	to	2.10	5.90	to	7.10
	December 31, 2003	1,617,322		7.0074	to		12.6139	12,001,089		1.15	to	2.25	20.59	to	21.95
	December 31, 2002	1,052,237		5.7871	to		10.3646	6,201,326		1.15	to	2.25	(32.12)	to	3.65
AN2
	December 31, 2006	205,629		7.2402	to		16.9208	1,664,293		1.15	to	2.10	6.11	to	7.14
	December 31, 2005	281,537		6.8059	to		15.8254	2,103,260		1.15	to	2.10	1.48	to	2.46
	December 31, 2004	281,520		6.6898	to		15.4768	2,100,054		1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141		6.4863	to		14.9298	2,817,763		1.15	to	2.10	40.56	to	42.14
	December 31, 2002	304,747		4.5958	to		10.5250	1,440,238		1.15	to	2.05	(42.89)	to	5.25
AN3
	December 31, 2006	2,886,467		11.7574	to		17.9341	35,472,949	1.18	1.15	to	2.30	14.30	to	15.64
	December 31, 2005	3,615,241		10.2393	to		15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
	December 31, 2004	4,469,640		9.9734	to		15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794		9.1366	to		13.7258	46,061,707	0.85	1.00	to	2.30	29.15	to	30.86
	December 31, 2002	3,865,669		7.0422	to		10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.
(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

AN4
	December 31, 2006	837,640	$20.1258	to	$26.7279	$17,708,984	0.66%	1.15%	to	2.35%	23.73%	to	25.25%
	December 31, 2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.07	to	41.43
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
AN5
	December 31, 2006	216,018	11.4321	to	19.4201	2,621,300		1.15	to	2.25	8.02	to	9.24
	December 31, 2005	278,179	10.5399	to	17.8140	3,123,620		1.15	to	2.25	2.50	to	3.65
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332		1.15	to	2.25	11.80	to	13.07
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464		1.15	to	2.25	45.33	to	46.97
	December 31, 2002	75,132	6.2510	to	10.4054	483,853		1.15	to	1.85	(33.32)	to	4.05
CS1
	December 31, 2006	91,812	19.7628	to	28.1529	2,406,743	0.51	1.15	to	1.40	30.67	to	31.01
	December 31, 2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211		1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
CS2
	December 31, 2006	33,808	12.2217	to	13.9545	447,024	1.00	1.15	to	1.40	17.00	to	17.31
	December 31, 2005	47,318	10.4441	to	11.9272	539,183	0.84	1.15	to	1.40	15.80	to	16.11
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636		1.00	to	1.40	(21.03)	to	(20.82)
CS3
	December 31, 2006	35,748	11.7814	to	14.3418	488,220		1.15	to	1.40	11.62	to	11.92
	December 31, 2005	36,326	10.5525	to	12.8484	447,759		1.15	to	1.40	14.52	to	14.83
	December 31, 2004	45,514	9.2125	to	11.2190	492,597		1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993		1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672		1.00	to	1.40	(35.08)	to	(34.91)
CS4
	December 31, 2006	124,946	10.2492	to	12.8338	1,391,167		1.15	to	1.40	3.30	to	3.58
	December 31, 2005	159,999	9.9194	to	12.4233	1,723,614		1.15	to	1.40	(4.04)	to	(3.78)
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797		1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976		1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016		1.00	to	1.40	(34.62)	to	(34.45)
FL1
	December 31, 2006	3,375,023	14.9042	to	18.7322	52,495,890	1.01	1.15	to	2.35	8.82	to	10.15
	December 31, 2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	20.05	to	26.72
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
FL2
	December 31, 2006	711,657	13.1723	to	20.8036	9,879,973	0.70	1.15	to	2.10	15.31	to	16.42
	December 31, 2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
	December 31, 2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	40.04	to	41.39
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
FL3
	December 31, 2006	7,077,916	8.4411	to	15.2298	67,154,752	0.16	1.00	to	2.55	3.86	to	5.51
	December 31, 2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	18.46	to	31.22
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
FTG
	December 31, 2006	445,167	18.6869	to	20.5868	9,015,857	1.31	1.15	to	2.25	19.08	to	20.43
	December 31, 2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.17	to	30.63
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668		1.00	to	2.30	0.13	to	5.99
(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

FTI
	December 31, 2006	448,566	$19.2033	to	$21.0752	$9,262,053	1.21%	1.00%	to	2.10%	18.90%	to	20.23%
	December 31, 2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.44	to	30.89
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025		1.00	to	2.30	4.41	to	4.59
GS2
	December 31, 2006	315,753	14.9563	to	21.2942	5,732,748	0.58	1.00	to	1.85	10.20	to	11.15
	December 31, 2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
GS3
	December 31, 2006	1,208,918	9.5911	to	18.1161	14,346,228	1.04	1.15	to	2.10	10.53	to	11.61
	December 31, 2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	26.76	to	28.00
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
GS4
	December 31, 2006	627,538	12.4208	to	14.5940	8,533,304	1.86	1.15	to	1.85	20.37	to	21.24
	December 31, 2005	598,426	10.2980	to	12.0753	6,675,346	1.60	1.15	to	1.85	2.01	to	2.75
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
GS5
	December 31, 2006	688,435	10.4417	to	14.6890	8,919,823	1.58	1.15	to	1.85	19.85	to	20.72
	December 31, 2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
GS7
	December 31, 2006	330,345	9.1384	to	15.1760	3,291,217	0.13	1.15	to	2.10	6.29	to	7.31
	December 31, 2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	21.14	to	22.32
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
JP1
	December 31, 2006	735,943	8.4698	to	11.2515	7,746,304	1.04	1.15	to	1.85	14.42	to	15.25
	December 31, 2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
JP2
	December 31, 2006	340,519	10.8274	to	15.1011	4,337,554	1.03	1.15	to	1.85	19.79	to	20.66
	December 31, 2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
	December 31, 2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
JP3
	December 31, 2006	366,045	11.4116	to	18.4817	5,336,837		1.15	to	1.85	12.88	to	13.70
	December 31, 2005	458,734	10.0886	to	16.2545	5,962,869		1.15	to	1.85	1.51	to	2.24
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292		1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284		1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
SB1
	December 31, 2006	26,478	19.7946			524,148	1.14		1.40		16.49
	December 31, 2005	40,865	16.9932			694,460	0.84		1.40		2.61
	December 31, 2004	43,010	16.5603			712,430	0.54		1.40		6.81
	December 31, 2003	45,933	15.5041			712,300	0.26		1.40		37.12
	December 31, 2002	50,322	11.3073			569,133	0.36		1.40		(25.10)
(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

SB2
	December 31, 2006	34,312	$15.9771			$548,234	1.49%		1.40%			16.63%
	December 31, 2005	42,537	13.6989			582,749	1.18		1.40			5.06
	December 31, 2004	46,159	13.0390			601,852	1.46		1.40			8.85
	December 31, 2003	45,865	11.9790			549,419	1.44		1.40			30.51
	December 31, 2002	44,173	9.1789			405,465	1.10		1.40			(24.11)
SB3
	December 31, 2006	134,982	15.2939			2,095,175	4.75		1.40			3.58
	December 31, 2005	196,147	14.7654			2,927,433	4.70		1.40			1.06
	December 31, 2004	208,946	14.6110			3,084,437	4.61		1.40			5.17
	December 31, 2003	227,701	13.8926			3,194,920	5.04		1.40			11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55		1.40			7.34
SB4
	December 31, 2006	167,669	13.3744			2,256,213	1.95		1.40			11.01
	December 31, 2005	269,408	12.0476			3,258,897	1.83		1.40			1.89
	December 31, 2004	311,151	11.8238			3,692,182	1.77		1.40			7.23
	December 31, 2003	303,978	11.0262			3,364,835	1.77		1.40			14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25		1.40			(8.15)
LA1
	December 31, 2006	12,077,052	12.6831	to	18.1473	183,726,953	1.21	1.00	to	2.55	14.29	to	16.10
	December 31, 2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	19.13	to	29.70
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
LA2
	December 31, 2006	6,489,218	14.3876	to	19.0113	106,667,041	0.48	1.00	to	2.55	9.38	to	11.11
	December 31, 2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	20.80	to	23.51
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
LA3
	December 31, 2006	463,713	16.4012	to	26.8319	8,172,419	0.44	1.15	to	2.35	26.05	to	27.60
	December 31, 2005	389,684	12.9454	to	21.1461	5,368,719		1.15	to	2.35	23.66	to	25.18
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	38.29	to	39.63
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23)	to	(17.02)
CAS
	December 31, 2006	1,151,127	5.4355	to	9.2625	8,688,269	0.20	1.15	to	1.85	4.41	to	5.16
	December 31, 2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95)	to	(0.23)
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670		1.15	to	1.85	26.33	to	27.42
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64)	to	(33.06)
EGS
	December 31, 2006	2,138,440	5.2487	to	11.7166	17,551,250		1.15	to	1.85	6.03	to	6.80
	December 31, 2005	2,774,869	4.9478	to	10.9980	21,364,521		1.15	to	1.85	7.12	to	7.90
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466		1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648		1.15	to	1.85	29.06	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820		1.00	to	1.85	(35.40)	to	(34.92)
GSS
	December 31, 2006	1,990,535	12.3657	to	13.8129	26,226,294	5.02	1.15	to	1.85	1.77	to	2.51
	December 31, 2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
HYS
	December 31, 2006	1,358,379	12.8962	to	14.0511	18,484,001	8.26	1.15	to	1.85	8.36	to	9.14
	December 31, 2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	19.20	to	20.06
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

M1A
	December 31, 2006	3,582,266	$10.4473	to	$16.7291	$42,869,371%		1.15%	to	2.55%	10.02%	to	11.60%
	December 31, 2005	4,043,848	9.4664	to	15.0204	43,360,384		1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744		1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153		1.00	to	2.55	22.94	to	33.66
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280		1.00	to	2.25	(34.89)	to	2.98
M1B
	December 31, 2006	887,008	9.6001	to	14.5972	9,006,080		1.15	to	2.10	5.16	to	6.18
	December 31, 2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342		1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398		1.00	to	2.10	20.27	to	21.62
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61)	to	2.54
MFC
	December 31, 2006	886,780	13.6739	to	14.8237	12,419,302	8.03	1.00	to	2.10	7.74	to	8.95
	December 31, 2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35)	to	0.92
	December 31, 2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	20.00
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24)	to	6.13
MFD
	December 31, 2006	120,119	9.0437	to	15.1745	1,196,155		1.15	to	2.05	3.89	to	4.84
	December 31, 2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42)	to	(0.52)
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711		1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423		1.15	to	2.05	25.72	to	26.87
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57)	to	(29.47)
MFE
	December 31, 2006	649,991	16.8080	to	28.6611	11,714,964	2.74	1.15	to	2.35	28.87	to	30.45
	December 31, 2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	32.90	to	34.47
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11)	to	10.76
MFF
	December 31, 2006	156,051	10.0706	to	17.2370	1,776,918		1.15	to	2.15	5.39	to	6.46
	December 31, 2005	256,526	9.5267	to	16.2236	2,678,183		1.15	to	2.15	6.40	to	7.65
	December 31, 2004	296,488	8.9127	to	15.1013	2,851,183		1.15	to	2.30	10.36	to	11.66
	December 31, 2003	334,738	8.0389	to	13.5516	2,853,477		1.15	to	2.30	28.12	to	29.63
	December 31, 2002	196,254	6.2456	to	10.4752	1,243,360		1.15	to	2.15	(37.03)	to	4.75
MFJ
	December 31, 2006	5,555,631	12.2428	to	14.8995	74,607,009	2.59	1.15	to	2.55	9.06	to	10.62
	December 31, 2005	6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
	December 31, 2004	6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03
	December 31, 2003	5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	9.69	to	15.66
	December 31, 2002	3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
MFK
	December 31, 2006	1,799,514	10.4510	to	11.7457	20,350,912	4.75	1.00	to	2.25	1.15	to	2.44
	December 31, 2005	2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
	December 31, 2004	2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003	3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	0.85
	December 31, 2002	3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
MFL
	December 31, 2006	553,299	11.4804	to	16.4504	6,657,433	0.64	1.15	to	2.30	10.45	to	11.74
	December 31, 2005	604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
	December 31, 2004	641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003	716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	19.64	to	21.04
	December 31, 2002	656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
MIS
	December 31, 2006	2,762,033	6.2945	to	9.1187	20,948,619	0.10	1.15	to	1.85	5.68	to	6.44
	December 31, 2005	3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
	December 31, 2004	4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	5,040,025	5.3962	to	7.7346	32,510,969		1.00	to	1.85	21.11	to	22.15
	December 31, 2002	5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

MIT
	December 31, 2006	1,969,866	$9.5587	to	$11.4918	$20,600,552	0.82%	1.15%	to	1.85%	11.21%	to	12.02%
	December 31, 2005	2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
	December 31, 2004	2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003	3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002	3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
MMS
	December 31, 2006	173,945	11.7252			2,039,422	4.54		1.40			3.15
	December 31, 2005	213,236	11.3667			2,423,775	2.61		1.40			1.31
	December 31, 2004	318,670	11.2203			3,575,629	0.84		1.40			(0.57)
	December 31, 2003	298,820	11.2846			3,372,148	0.63		1.40			(0.76)
	December 31, 2002	496,876	11.3710			5,650,249	1.27		1.40			(0.12)
NWD
	December 31, 2006	3,093,225	8.3974	to	16.0305	34,373,698		1.15	to	1.85	11.08	to	11.89
	December 31, 2005	3,540,321	7.5558	to	14.3274	35,744,970		1.15	to	1.85	3.27	to	4.16
	December 31, 2004	4,180,165	7.3132	to	13.7746	40,726,503		1.00	to	1.85	5.49	to	6.41
	December 31, 2003	4,304,375	6.9289	to	12.9631	39,569,126		1.00	to	1.85	32.79	to	33.94
	December 31, 2002	4,545,469	5.2153	to	9.6919	31,691,182		1.00	to	1.85	(34.69)	to	(34.13)
TRS
	December 31, 2006	3,237,526	13.3518	to	15.7774	48,449,342	2.78	1.15	to	1.85	10.15	to	10.95
	December 31, 2005	3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35
	December 31, 2003	4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
UTS
	December 31, 2006	2,062,507	13.7649	to	20.9977	36,212,848	2.93	1.15	to	1.85	29.84	to	30.78
	December 31, 2005	2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
OP1
	December 31, 2006	287,548	13.4011	to	13.8277	3,973,599	0.48	1.15	to	1.70	13.33	to	13.97
	December 31, 2005	408,070	11.7581	to	12.1623	5,002,406	0.43	1.15	to	1.70	5.23	to	5.83
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.20	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
OP2
	December 31, 2006	257,601	27.3115	to	29.9696	7,543,059		1.15	to	1.85	10.97	to	11.78
	December 31, 2005	344,254	24.4939	to	26.8118	9,043,610		1.15	to	1.85	14.04	to	14.87
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289		1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606		1.00	to	1.85	(8.85)	to	(8.19)
OP3
	December 31, 2006	107,735	18.5314	to	25.2617	2,462,130		1.15	to	1.85	21.80	to	22.68
	December 31, 2005	147,235	15.1430	to	20.5920	2,670,997		1.15	to	1.85	(1.79)	to	(1.08)
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
OP4
	December 31, 2006	94,149	12.7736	to	13.3411	1,250,139	1.72	1.15	to	1.60	7.90	to	8.41
	December 31, 2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60	to	4.09
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88	to	9.50
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	19.50	to	20.37
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
PHY
	December 31, 2006	5,350,402	12.3729	to	15.8451	82,874,501	6.90	1.15	to	2.55	6.33	to	7.87
	December 31, 2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48	to	2.94
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.47
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	21.68
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investment Income Ratio and Expense Ratio have been annualized.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts
Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

PMB
	December 31, 2006	3,420,726	$13.3229	to	$19.9885	$65,624,316	5.32%	1.00%	to	2.55%	6.50%	to	8.19%
	December 31, 2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97	to	9.68
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26	to	11.00
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	30.37
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2006	1,490,902	11.1989	to	11.9027	17,298,770	4.20	1.00	to	2.25	(1.55)	to	(0.29)
	December 31, 2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)	to	1.08
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46	to	7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.40	to	7.62
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2006	9,778,093	10.2806	to	11.5166	109,967,519	4.41	1.00	to	2.55	1.21	to	2.82
	December 31, 2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)	to	1.43
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21	to	3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	3.99
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2006	94,698	9.5384	to	19.6421	1,011,577	1.02	1.15	to	2.10	16.78	to	17.91
	December 31, 2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79	to	2.77
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326		1.15	to	2.10	36.27	to	37.59
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
RX2
	December 31, 2006	166,587	7.4955	to	18.0271	1,398,521		1.15	to	2.10	3.56	to	4.56
	December 31, 2005	151,690	7.2196	to	17.4308	1,270,177		1.15	to	2.10	(1.01)	to	(0.05)
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248		1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452		1.15	to	2.10	42.37	to	43.75
	December 31, 2002	184,922	4.7490	to	11.2833	905,669		1.15	to	1.90	(41.43)	to	12.83
SC1
	December 31, 2006	7,379,175	9.8503	to	11.4542	78,610,960	4.50	1.15	to	2.50	1.99	to	3.41
	December 31, 2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50	0.20	to	1.73
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55	(1.84)	to	(0.27)
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50	(1.76)	to	(0.46)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25	(0.91)	to	0.11
SC2
	December 31, 2006	2,789,424	11.9110	to	14.0786	38,062,816	5.13	1.15	to	2.10	3.20	to	4.21
	December 31, 2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25	(0.32)	to	0.81
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25	4.02	to	5.21
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10	7.18	to	8.40
	December 31, 2002	5,494,856	10.3315	to	11.8930	64,022,576	5.62	1.00	to	2.25	3.25	to	4.00
SC3
	December 31, 2006	2,574,445	22.8241	to	39.8912	83,187,626	1.60	1.15	to	2.55	35.43	to	37.39
	December 31, 2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55	6.88	to	8.43
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55	29.91	to	31.98
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047		1.00	to	2.55	21.37	to	34.59
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25	(4.82)	to	6.17
SC5
	December 31, 2006	4,734,629	14.3237	to	25.1727	85,190,179		1.00	to	2.55	8.47	to	10.19
	December 31, 2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55	13.64	to	15.45
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652		1.00	to	2.55	13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388		1.00	to	2.55	21.19	to	34.74
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231		1.00	to	2.25	(19.65)	to	4.75
SC7
	December 31, 2006	4,502,180	12.0865	to	18.4410	57,295,917	0.72	1.00	to	2.30	12.13	to	13.62
	December 31, 2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30	7.21	to	8.63
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30	9.86	to	11.33
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30	27.50	to	29.20
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763		1.00	to	2.15	(17.84)	to	5.35

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.
Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F
Notes to Financial Statements - continued
(6) Financial Highlights - continued
		At December 31					For year ended December 31
			Unit Fair Value				Investment	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Income Ratio*	lowest to highest**			lowest to highest***

SCB
	December 31, 2006	4,668,685	$13.1744	to	$19.4423	$82,938,137%		1.15%	to	2.55%	10.71%	to	12.31%
	December 31, 2005	5,183,910	11.8636	to	17.3136	82,150,009		1.15	to	2.55	1.68	to	3.15
	December 31, 2004	5,487,756	11.6321	to	16.7874	84,451,283		1.15	to	2.55	15.40	to	17.24
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55	30.51	to	40.21
	December 31, 2002	4,469,212	7.2585	to	10.2435	42,832,704		1.00	to	2.25	(27.42)	to	1.30
SCM
	December 31, 2006	132,317	15.0546	to	23.2787	2,270,763	1.29	1.15	to	2.35	17.26	to	18.70
	December 31, 2005	162,783	12.7995	to	19.6517	2,309,787	0.10	1.15	to	2.35	(3.04)	to	(1.85)
	December 31, 2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	49.38	to	51.13
	December 31, 2002 (e)	18,231	7.4631	to	7.4912	136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.
* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.
*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Report of Independent Registered Public Accounting Firm
To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):
We have audited the accompanying statements of condition of AIM V.I. Growth Fund Series 2 Sub-Account, AIM V.I. Core Equity Fund Series 2 Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Growth Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, AIM V.I Premier Equity Fund Sub-Account, AIM V.I. Capital Appreciation Fund Series 2 Sub-Account, AIM V.I. International Growth Fund Series 2 Sub-Account, AIM V.I. Premier Equity Fund Series 2 Sub-Account, AIM V.I. Dynamics Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, Arnhold and S. Bleichroeder First Eagle VFT Overseas Variable Series Sub-Account, Alger American Growth Portfolio Sub-Account, Alger American Income and Growth Portfolio Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, Alliance VP Large Cap Growth Portfolio Sub-Account, Alliance VP Global Technology Portfolio Sub-Account, Alliance VP Growth and Income Portfolio Sub-Account, Alliance VP International Growth Portfolio Sub-Account, Alliance VP Small Cap Growth Portfolio Sub-Account, Credit Suisse Institutional Emerging Markets Portfolio Sub-Account, Credit Suisse Institutional International Focus Portfolio Sub-Account, Credit Suisse Institutional Global Small Cap Portfolio Sub-Account, Credit Suisse Institutional Small Cap Growth Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Fund Portfolio Sub-Account, Fidelity VIP Growth Fund Portfolio Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Fund Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund Sub-Account, Goldman Sachs VIT Structured US Equity Fund Sub-Account, Goldman Sachs VIT Growth and Income Fund Sub-Account, Goldman Sachs VIT International Equity Fund Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, J.P. Morgan Series Trust II US Large Cap Core Equity Fund Sub-Account, J.P. Morgan Series Trust II International Opportunities Portfolio Sub-Account, J.P. Morgan Series Trust II Small Company Portfolio Sub-Account, Legg Mason Partners VP All Cap Portfolio Sub-Account, Legg Mason Partners VP Investors Sub-Account, Legg Mason Partners VP Strategic Bond Portfolio Sub-Account, Legg Mason Partners VP Total Return Portfolio Sub-Account, Lord Abbett Series Fund Growth and Income Portfolio Sub-Account, Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account, Lord Abbett Series Fund International Portfolio Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities Series Sub-Account, OCC Accumulation Equity Portfolio Sub-Account, OCC Accumulation Mid Cap Value Portfolio Sub-Account, OCC Accumulation Small Cap Portfolio Sub-Account, OCC Accumulation Managed Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Rydex VT Nova Fund Sub-Account, Rydex VT OTC Fund Sub-Account, SCAT Sun Capital Money Market Fund Sub-Account, SCAT Sun Capital Investment Grade Bond Fund Sub-Account, SCAT Sun Capital Real Estate Fund Sub-Account, SCAT Sun Capital SC Blue Chip Mid Cap Fund Sub-Account, SCAT Sun Capital SC Davis Venture Value Fund Sub-Account, SCAT Sun Capital SC Oppenheimer Main Street Small Cap Fund Sub-Account, and SCAT Sun Capital All Cap Fund Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
April 20, 2007
Boston, Massachusetts

PART C
OTHER INFORMATION
Item 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Consolidated Statements of Income, Years Ended December 31, 20065, 2005 and 2004;
	2.	Consolidated Balance Sheets, December 31, 2006 and 2005,
	3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2006, 2005 and 2004
	4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2006, 2005 and 2004;
	5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2006, 2005 and 2004;
	6.	Notes to Consolidated Financial Statements; and
	7.	Report of Independent Registered Public Accounting Firm.

C.	Financial Statements of the Registrant (Part B)

	1.	Statement of Condition, December 31, 2006;
	2.	Statement of Operations, Year Ended December 31, 2006;
	3.	Statements of Changes in Net Assets, Years Ended December 31, 2006 and December 31, 2005;
	4.	Notes to Financial Statements; and
	5.	Report of Independent Registered Public Accounting Firm

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)
Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(b)(iii)
Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Gold) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(4)(a)(ii)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(4)(b)(i)
Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No 33-41628, filed on April 28, 1998);

(4)(b)(ii)
Specimen Certificate (MFS Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(a)(i)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(a)(ii)
Specimen Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(b)(i)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(b)(ii)
Specimen Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 33-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)
Fund Participation Agreement between Sun Life Assurance Company of Canada and J.P. Morgan Services Trust II (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(d)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(e)
Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, Sun Life Assurance Company of Canada and OCC Distributors (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(f)
Participation Agreement dated February, 1998 by and among Sun Life Assurance Company of Canada, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(h)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(i)
Participation Agreement dated as of February 17, 1998 by and among the Depositor, Salomon Brothers Variable Series Funds Inc., and Salomon Brothers Asset Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-41438, filed September 25, 2000);

(9)
Opinion of Counsel and Consent to its use as to the legality of the securities being registered (Incorporated herein by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 33-41628, filed September 27, 1991);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2006, filed on March 28, 2007);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998)

(14)	Not Applicable;

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(16)
Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 25, 2007).

* Filed herewith.
Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address*	Positions and Offices With Depositor
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President, Chief Accounting Officer and Controller
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.
The organization chart of Sun Life Assurance Company of Canada is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed April 25, 2007.
None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS
As of February 28, 2006 there were 26,481 qualified and 50,113 non-qualified Contracts.
Item 28. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
Item 29. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.
Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
Raymond Scanlon	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Amy E. Mercer	Assistant Secretary
*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(b) Inapplicable.
Item 30. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
Item 31. MANAGEMENT SERVICES
Not Applicable.
Item 32. UNDERTAKINGS
The Registrant hereby undertakes:
(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 25th day of April, 2007.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By:/s/Robert C. Salipante*
Robert C. Salipante
President
*By:       /s/ Sandra M. DaDalt
              Sandra M. DaDalt
              Assistant Vice President
              and Senior Counsel
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 25, 2007
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 25, 2007
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President, Chief Accounting Officer and	April 25, 2007
Michael K. Moran	Controller
(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 25, 2007
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Richard P. McKenney, Director
Donald A. Stewart, Director
*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 15(a).

Exhibits
10(a) Consent of Independent Registered Public Accounting Firm
10(b) Representation of Counsel pursuant to Rule 485(b)
15(a) Powers of Attorney